EXHIBIT 10.2

EXECUTION COPY

TRANSITION SERVICES AGREEMENT

by and between

DUKE ENERGY CORPORATION

and

SPECTRA ENERGY CORP

Dated as of December 13, 2006

TRANSITION SERVICES AGREEMENT

THIS TRANSITION SERVICES AGREEMENT (this “Agreement”) is entered into as of December 13, 2006, by and between Duke Energy Corporation, a Delaware corporation (“Duke Energy”), and Spectra Energy Corp (f/k/a Gas SpinCo, Inc.), a Delaware corporation (“Spectra Energy”), each a “Party” and together, the “Parties”.

R E C I T A L S:

WHEREAS, Duke Energy, acting through its direct and indirect subsidiaries, currently conducts a number of businesses, including (i) the Gas Business, and (ii) the Power Business;

WHEREAS, the Board of Directors of Duke Energy has determined that it is appropriate, desirable and in the best interests of Duke Energy and its stockholders to separate Duke Energy into two separate, independent and publicly traded companies: (i) one comprising the Gas Business, which shall be owned and conducted, directly or indirectly, by Spectra Energy, and (ii) one comprising the Power Business which shall continue to be owned and conducted, directly or indirectly, by Duke Energy;

WHEREAS, to effect this separation the Parties entered into that certain Separation and Distribution Agreement dated as of even date hereof (as amended or otherwise modified from time to time, the “Separation Agreement”);

WHEREAS, Duke Energy and Spectra Energy desire that if (but only if) the Distribution occurs, Duke Energy will provide to Spectra Energy and its subsidiaries during the relevant Services Term, directly or through Duke Energy’s Affiliates or subcontractors, the Duke Energy Services, all in accordance with the terms and subject to the conditions set forth in this Agreement; and

WHEREAS, Duke Energy and Spectra Energy desire that if (but only if) the Distribution occurs, Spectra Energy will provide to Duke Energy and its subsidiaries during the relevant Services Term, directly or through Spectra Energy’s Affiliates or subcontractors, the Spectra Energy Services, all in accordance with the terms and subject to the conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the foregoing premises, the mutual promises and covenants hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, agree as follows:

1.	Definitions.

As used in this Agreement, the following capitalized terms shall have the following meanings:

“Action” shall have the meaning set forth in the Separation Agreement.

“Additional Service” shall have the meaning set forth in Section 2.8(b).

“Affiliate” shall have the meaning set forth in the Separation Agreement.

“Agreement” shall have the meaning set forth in the preamble hereof.

“Agreement Dispute” shall have the meaning set forth in Section 12.

“Ancillary Agreement” shall have the meaning set forth in the Separation Agreement.

“Auditing Entity” shall have the meaning set forth in Section 9.3.

“Business” shall mean the Gas Business or the Power Business, as applicable.

“Business Day” shall have the meaning set forth in the Separation Agreement.

“Confidential Information” shall have the meaning set forth in the Separation Agreement.

“Contract” shall have the meaning set forth in the Separation Agreement.

“Default Interest Rate” shall have the meaning set forth in Section 3.1(c).

“Distribution” shall have the meaning set forth in the Separation Agreement.

“Distribution Date” shall have the meaning set forth in the Separation Agreement.

“Due Date” shall have the meaning set forth in Section 3.1(b).

“Duke Energy” shall have the meaning set forth in the preamble hereof.

“Duke Energy Group” shall have the meaning set forth in the Separation Agreement.

“Duke Energy Project Manager” shall have the meaning set forth in Section 2.10.

“Duke Energy Services” shall mean the limited enumerated services described on Schedule A-1, Schedule A-2, Schedule A-3 of the Schedules to Transition Services Agreement document attached hereto and each next consecutive Schedule A through and including Schedule A-46 included therein.

“Duke Energy Trademarks” shall have the meaning set forth in Section 13.2(a).

“Effective Time” shall have the meaning set forth in the Separation Agreement.

“FERC” shall mean the U.S. Federal Energy Regulatory Commission, or its successor agency.

“Fee” or “Fees” shall have the meaning set forth in Section 3.1(a).

“Force Majeure” shall have the meaning set forth in the Separation Agreement.

“Gas Business” shall have the meaning set forth in the Separation Agreement.

“Governmental Approvals” shall have the meaning set forth in the Separation Agreement.

“Governmental Entity” shall have the meaning set forth in the Separation Agreement.

“Group” shall mean either the Duke Energy Group or the Spectra Energy Group, as applicable.

“Law” shall have the meaning set forth in the Separation Agreement.

“Liabilities” shall have the meaning set forth in the Separation Agreement.

“New York Courts” shall have the meaning set forth in Section 15.16.

“Omitted Service” shall have the meaning set forth in Section 2.8(a).

“Party” shall have the meaning set forth in the preamble hereof.

“Person” shall have the meaning set forth in the Separation Agreement.

“Power Business” shall have the meaning set forth in the Separation Agreement.

“Prime Rate” shall have the meaning set forth in the Separation Agreement.

“Separation Agreement” shall have the meaning set forth in the recitals hereto.

“Service” shall mean any of the Spectra Energy Services and the Duke Energy Services, as applicable.

“Service Provider” shall mean Duke Energy with respect to the Duke Energy Services, and Spectra Energy with respect to the Spectra Energy Services.

“Service Recipient” shall mean Spectra Energy with respect to the Duke Energy Services, and Duke Energy with respect to the Spectra Energy Services.

“Services Group” shall mean any Services or group of Services identified on one Schedule attached to this Agreement and for which Service or group of Services a single, separate Fee is specified on such Schedule.

“Services Term” shall have the meaning set forth in Section 4.1.

“Spectra Energy” shall have the meaning set forth in the preamble hereof.

“Spectra Energy Group” shall have the meaning set forth in the Separation Agreement.

“Spectra Energy Project Manager” shall have the meaning set forth in Section 2.10.

“Spectra Energy Services” shall mean the limited enumerated services described on Schedule B-1, Schedule B-2, Schedule B-3 of the Schedules to Transition Services Agreement document attached hereto and each next consecutive Schedule B through and including Schedule B-14 included therein.

“Subsidiary” shall have the meaning set forth in the Separation Agreement.

“TM License Period” shall have the meaning set forth in Section 13.2(a).

2.	Services.

2.1 Scope of Services.

(a) Spectra Energy hereby retains Duke Energy to provide, and Duke Energy hereby agrees to provide, the Duke Energy Services to Spectra Energy or any of its subsidiaries, as designated by Spectra Energy, during the relevant Services Term.

(b) Duke Energy hereby retains Spectra Energy to provide, and Spectra Energy hereby agrees to provide, the Spectra Energy Services to Duke Energy or any of its subsidiaries, as designated by Duke Energy, during the relevant Services Term.

(c) Notwithstanding anything to the contrary in this Agreement, (i) the Duke Energy Services shall be available to Spectra Energy or any of its subsidiaries only for the purposes of conducting the Gas Business substantially in the same manner and places as it was conducted immediately prior to the Effective Time; and (ii) the Spectra Energy Services shall be available to Duke Energy or any of its subsidiaries only for the purposes of conducting the Power Business substantially in the same manner and places as it was conducted immediately prior to the Effective Time.

2.2 Provision of Services. The Duke Energy Services may be directly provided by Duke Energy or may be provided through any of its Affiliates or subcontractors, and the Spectra Energy Services may be directly provided by Spectra Energy or may be provided through any of its Affiliates or subcontractors.

2.3 No Financing to Services Recipient. In no event shall a Service Provider or its Affiliates be required to (i) lend any funds to a Service Recipient or its Affiliates, (ii) expend funds for any additional equipment or material or property (real or personal) on behalf of Service Recipient, or (iii) make any payments or disbursements on behalf of Service Recipient, except to the extent Service Recipient has previously delivered to Service Provider sufficient funds to make any such expenditures, payment or disbursement.

2.4 No Assumption or Modification of Obligations. Nothing herein shall be deemed to (i) constitute the assumption by Service Provider or any of its Affiliates, or the agreement to assume, any duties, obligations or liabilities of Service Recipient or its Affiliates whatsoever; or (ii) alter, amend or otherwise modify any obligation of Duke Energy or Spectra Energy under the Separation Agreement.

2.5 Application of Resources. Unless otherwise expressly required under the terms of any relevant Schedule hereto or the Separation Agreement, or otherwise agreed to by the Parties in writing, in providing the Services, Service Provider or its Affiliates shall not be obligated to: (i) expend funds and other resources beyond levels that would be customary and reasonable for any other nationally recognized service provider to perform services that are similar to the relevant Services; (ii) maintain the employment of any specific employee or subcontractor; (iii) purchase, lease or license any additional (measured as of the even date hereof) equipment or materials (expressly excluding any renewal or extension of any leases or licenses required for Service Provider to perform the relevant Services during the relevant Services Term); or (iv) pay any of Service Recipient’s costs related to its or any of its Affiliates’ receipt of the Services.

2.6 Performance of Services. Subject to the other terms (i) in this Agreement setting forth and circumscribing Service Provider’s performance obligations hereunder (including in Sections 2.1, 2.2, 2.3, 2.5, 2.7, 2.8, 2.9 and 6, and (ii) in the relevant Schedules hereto, each Service Provider shall perform, or cause the applicable members of its Group to perform, the Services required to be provided by it hereunder in a manner specifically described in the relevant Schedules hereto, or, to the extent not so described in such Schedules, in a manner that is substantially the same in nature, accuracy, quality, completeness, timeliness, responsiveness and efficiency with how such relevant Services have been rendered to the Gas Business by Duke Energy (or any of its subsidiaries) prior to the Effective Time, or to the Power Business by Spectra Energy (or any of its subsidiaries) prior to the Effective Time.

2.7 Transitional Nature of Services; Changes. The Parties acknowledge the transitional nature of the Services and agree that notwithstanding anything to the contrary herein, each Service Provider may make changes from time-to-time in the manner of performing the Services if such Service Provider is making similar changes in performing similar services for itself and/or its Affiliates; provided that Service Provider must provide Service Recipient with at least thirty (30) days prior written notice of such changes.

2.8 Omitted Services; Additional Services; Extension of Services Terms.

(a) Omitted Services. If, after the Distribution Date and prior to December 31, 2007, a Party identifies a service that the other Party (or a member of such other Party’s Group) previously provided to such first Party (or any of its subsidiaries) prior to the Distribution Date, but such service was inadvertently omitted from inclusion in the Services to be received by such first Party under this Agreement (an “Omitted Service”), then, upon the prior written consent of the Party that would be Service Provider of such Omitted Service (which consent shall not be unreasonably withheld), such Omitted Service shall be added and considered as part of the Services to be provided by such Service Provider. The Parties shall cooperate and act in good faith to reach agreement on the fees and other specific terms and conditions applicable to such Omitted Service, provided that if such Omitted Service is substantially similar to any other Service provided by Services Provider under this Agreement, such fees and other specific terms and conditions shall be substantially similar to the fees and other specific terms and conditions applicable to such other Services, and provided, further, that a 15% surcharge shall be added to any fees applicable to an Omitted Service. Upon the Parties agreement on the fees and other specific terms and conditions applicable to an Omitted Service, the Parties shall execute an amendment to this Agreement that provides for the substitution of the relevant Schedule, or additions of supplements to the relevant Schedule, in order to describe such Omitted Service and the agreement upon the related fees and other specific terms and conditions applicable thereto.

(b) Additional Services; Extension of Services Terms. In the event that the Parties identify and agree upon (i) an additional service to be provided under this Agreement, as well as the related fees and other specific terms and conditions applicable thereto (an “Additional Service”), or (ii) an extension of any particular Service Term for any Services Group, as well as the related fees and other specific terms and conditions applicable thereto, the Parties shall execute an amendment to this Agreement that provides for the substitution of the relevant Schedule, or additions of supplements to the relevant Schedule, in order to describe such Additional Service or extension, and the agreed upon related fees and other specific terms and conditions applicable thereto.

2.9 Impracticability. Subject to the provisions of Section 2.11, Service Provider shall not be required to provide any Service to the extent: (A) that the performance of the Services would (i) require Service Provider or any of its Affiliates to violate any applicable Laws (including any applicable codes or standards of conduct established by FERC or any other Governmental Entity with respect to their activities subject to the jurisdiction of FERC or such other Governmental Entity) or any internal policy reasonably adopted in order to comply with any applicable Laws; (ii) result in the breach of any software license, lease, or other Contract; or (iii) require prior approval of a Governmental Entity (except to the extent such approval has already been obtained); or (B) provided under Section 15.20.

2.10 Project Managers. Duke Energy shall designate to Spectra Energy at least one individual to whom all of Spectra Energy’s communications may be addressed with respect to the Duke Energy Services and who has authority to act for and bind Duke Energy in all aspects with respect to the Duke Energy Services (the “Duke Energy Project Manager”). Spectra Energy shall designate to Duke Energy at least one individual to whom all of Duke Energy’s communications may be addressed with respect to the Spectra Energy Services and who has authority to act for and bind Spectra Energy in all aspects with respect to the Spectra Energy Services (the “Spectra Energy Project Manager”). The initial Duke Energy Project Manager designated by Duke Energy shall be Sean Trauschke and the initial Spectra Energy Project Manager designated by Spectra Energy shall be Greg Harper. Notwithstanding the foregoing in this Section 2.10, the Parties acknowledge and agree that with respect to ordinary course of business communications between the Parties regarding any relevant Service falling within any Services Group, such communications shall take place between each Party’s representative (or his or her designee) identified under the caption “CONTACTS” on the Schedule hereto that includes such Services Group.

2.11 Cooperation. In the event that there is nonperformance of any Service as a result of (i) a Force Majeure event described in Section 15.20, or (ii) impracticability pursuant to Section 2.9, the Parties agree to work together in good faith to arrange for an alternative means by which the applicable Service Recipient may obtain, at its sole cost and expense, the Service so affected. The Parties and the members of their respective Groups shall cooperate with each other in connection with the performance of the Services, including producing on a timely basis all Contracts, documents and other information that is reasonably requested with respect to the performance of Services; provided, however, that such cooperation shall not unreasonably disrupt the normal operations of the Parties and the members of their respective Groups; and provided, further, however the Party requesting cooperation shall pay all reasonable out-of-pocket costs and expenses incurred by the Party or any members of its Group furnishing such requested cooperation, unless otherwise expressly provided in this Agreement or the Separation Agreement.

3.	Pricing.

3.1 Fees.

(a) Fees. In consideration of Service Provider’s performance of the relevant Services, Service Recipient shall pay to Service Provider the fees prescribed on the relevant Schedules hereto (individually a “Fee” and collectively the “Fees”); provided that, in the event Service Recipient has not caused itself or its Affiliates, as applicable, to obtain such relevant Service from an alternative third party service provider and/or otherwise terminated the provision of such relevant Service by the date that is 180 days after the Distribution Date, then the Fee applicable to such Service shall be increased by 10% for the remainder of the applicable Services Term.

(b) Invoices; Payment Procedures. Service Provider shall invoice Service Recipient on a monthly basis for all Fees accrued with respect to the prior month. Fees shall be payable by Service Recipient within thirty (30) days after Service Recipient’s receipt of an invoice (the “Due Date”). All amounts (i) payable pursuant to the terms of this Agreement shall be paid to Service Provider as directed by Service Provider, and (ii) due and payable hereunder shall be invoiced and paid in U.S. dollars, except as may be expressly provided in any relevant Schedule hereto. A Service Recipient’s obligation to make any required payments under this Agreement shall not be subject to any unilateral right of offset, set-off, deduction or counterclaim, however arising.

(c) Interest. In the absence of a timely notice of billing dispute in accordance with the provisions of Section 3.2, amounts not paid on or before the Due Date shall be payable with interest, accrued at the then effective Prime Rate plus 2% (the “Default Interest Rate”) (or the maximum legal rate whichever is lower), calculated for the actual number of days elapsed, accrued from the Due Date until the date of the actual receipt of payment.

(d) Taxes. If any Governmental Entity shall impose a tax on the Services rendered to a Service Recipient or its subsidiaries by Service Provider hereunder, Service Recipient agrees to pay, or remit to Service Provider so that Service Provider may pay, the amount of such tax imposed on the Services rendered to Service Recipient or its subsidiaries by Service Provider under this Agreement. Notwithstanding anything to the contrary contained in this Agreement, Service Recipient shall have no liability for, and shall not be obligated to pay for, any property taxes of any kind or type applicable to the property of Service Provider or any of its subsidiaries or any income taxes of any kind or type applicable to the income of Service Provider or any of its subsidiaries, except as may be expressly provided in any relevant Schedule hereto.

3.2 Payment Disputes. In the event that Service Recipient disputes any invoice or portion thereof, Service Recipient shall provide Service Provider prior to the Due Date written notice of the disputed amounts, together with a statement of the particulars of the dispute, including the calculations with respect to any errors or inaccuracies claimed. Should Service Recipient fail to provide timely evidence of the invoice errors claimed on or before the Due

Date, the disputed amounts shall be owed with interest at the Default Interest Rate from the Due Date until payment is received. Should Service Recipient provide the required information on or before the Due Date, Service Provider shall make a determination on the dispute no later than thirty (30) days from the Due Date. If Service Recipient has (i) underpaid the amount actually due, Service Recipient shall remit any amount due plus interest at the Default Interest Rate from the Due Date until paid within five (5) Business Days after receipt of the determination from Service Provider, or (ii) overpaid the amount actually due, Service Provider shall remit to Service Recipient any refund within five (5) Business Days after determination of such overpayment plus interest at the Default Interest Rate on such refund from the date Service Provider received the overpayment until refunded. Notwithstanding any disputed invoice or portion thereof, Service Recipient shall nevertheless pay when due any undisputed amount of such invoice to Service Provider.

3.3 Expenses. In addition to the payment of all Fees, Service Recipient shall reimburse Service Provider for all reasonable out-of-pocket costs and expenses incurred by Service Provider or its Affiliates in connection with providing the Services (including all travel-related expenses) to the extent that such costs and expenses are not reflected in the Fees for such Services; provided, however, any such expenses exceeding $10,000 per month for any Services Group (other than routine business travel and related expenses) shall require advance approval of Service Recipient. Any travel-related expenses incurred in performing the Services shall be incurred and charged to Service Recipient in accordance with Service Provider’s then applicable business travel policies.

4.	Services Term; Termination.

4.1 Services Term. The performance of the Services shall commence on the Distribution Date and, unless earlier terminated pursuant to Section 4.2 or 4.3, shall terminate on the earlier of (i) December 31, 2007, or (ii) such earlier date as may be expressly provided for in the relevant Schedule hereto (the “Services Term”).

4.2 Termination. This Agreement or any specific Services Group, as specified below in this Section 4.2, may be terminated prior to the expiration of the relevant Services Term only as follows:

(a) with respect to all Duke Energy Services in any Services Group, by Spectra Energy by giving a termination notice to Duke Energy, provided that (i) the termination will be effective as of the last day of the calendar month immediately following the calendar month in which Duke Energy receives such termination notice, and (ii) Spectra Energy shall reimburse Duke Energy for any and all costs and expenses incurred by Duke Energy or any of its subsidiaries as a result of such early termination by Spectra Energy, including internal demobilization or incremental, unplanned severance costs, and early termination fees and other costs incurred in order to terminate or reduce the level of services provided by third parties under Contracts with Duke Energy or any of its subsidiaries, which services are affected by such early termination, such reimbursement to be due and payable on the Due Date following Spectra Energy’s receipt of any invoice from Duke Energy with respect to such costs and expenses, or, if there are no more Due Dates, within thirty (30) days of Spectra Energy’s receipt of such invoice;

(b) with respect to all Spectra Energy Services in any Services Group, by Duke Energy by giving a termination notice to Spectra Energy, provided that (i) the termination will be effective as of the last day of the calendar month immediately following the calendar month in which Spectra Energy receives such termination notice, and (ii) Duke Energy shall reimburse Spectra Energy for any and all costs and expenses incurred by Spectra Energy or any of its subsidiaries as a result of such early termination by Duke Energy, including internal demobilization or incremental, unplanned severance costs, and early termination fees and other costs incurred in order to terminate or reduce the level of services provided by third parties under Contracts with Spectra Energy or any of its subsidiaries, which services are affected by such early termination, such reimbursement to be due and payable on the Due Date following Duke Energy’s receipt of any invoice from Spectra Energy with respect to such costs and expenses, or, if there are no more Due Dates, within thirty (30) days of Duke Energy’s receipt of such invoice;

(c) with respect to all Services included in any Services Group that is adversely affected by a breach, by the non-breaching Party if the other Party fails to observe or perform in any material respect any term, obligation, or condition of this Agreement and the defaulting Party does not cure such failure within fifteen (15) days after written demand by the first Party, provided that if the defaulting Party begins promptly and diligently to cure such breach in accordance with this provision and such breach is not capable of being cured within such 15-day period, the defaulting Party shall have up to an additional fifteen (15) days to cure such breach if it demonstrates that it is reasonably capable of curing such breach within such additional 15-day period;

(d) with respect to the entire Agreement, by either Party if the other Party makes a general assignment for the benefit of creditors, or files a voluntary petition in bankruptcy or for reorganization or rearrangement under the bankruptcy laws, or if a petition in bankruptcy is filed against such other Party and is not dismissed within thirty (30) days after the filing, or if a receiver or trustee is appointed for all or a material portion of the property or assets used by the other Party to perform Services hereunder; or

(e) with respect to all Services included in any Services Group that is adversely affected by a Force Majeure, by either Party if Service Provider fails to perform in any material respect its obligation to perform any Services within such Services Group as a result of circumstances of Force Majeure and such Force Majeure continue to exist for at least sixty (60) consecutive days.

4.3 Rights and Obligations Upon Termination. Upon expiration of the Services Term or in the event of a termination pursuant to Section 4.2, no Party, nor any of its Affiliates, shall have any liability or further obligation to any other Party or any of its Affiliates pursuant to this Agreement, except: (i) that the provisions of Sections 3 (to the extent of amounts accrued thereunder through the date of such expiration or termination), 4, 5, 6, 9, 11, 12, 13, 14 and 15 (as well as in each case associated defined terms) shall survive any such expiration or termination and not be extinguished thereby; and (ii) any Party nevertheless shall be entitled to seek any remedy to which it may be entitled at law or in equity for the violation or breach by the other Party of any agreement, covenant, representation, warranty, or indemnity contained in this Agreement that occurs prior to such expiration or termination.

5.	Return of Leased Property or Licensed Software.

Service Recipient shall be liable for all costs and expenses incurred by Service Provider or any of its subsidiaries resulting from any delay or failure of Service Recipient to return to Service Provider or any licensor, as applicable, any leased property or licensed software that is included as part of the Services provided to such Service Recipient upon (i) the termination of the relevant Services as provided herein, or (ii) the expiration of the term of the applicable lease or license, provided that Services Provider has provided Service Recipient with at least sixty (60) days prior written notice of such expiration.

6.	Disclaimer of Representations and Warranties.

EXCEPT AS EXPRESSLY PROVIDED IN SECTION 2.6, SECTION 15.22, OR OTHERWISE IN ANY SCHEDULE HERETO, EACH PARTY ACKNOWLEDGES AND AGREES (I) THAT ALL SERVICES ARE PROVIDED BY SERVICE PROVIDER ON AN “AS IS” BASIS, AND (II) THAT NEITHER SERVICE PROVIDER NOR ANY MEMBER OF ITS GROUP MAKES ANY REPRESENTATIONS OR WARRANTIES, WHETHER STATUTORY, EXPRESS, OR IMPLIED, TO SERVICE RECIPIENT OR ANY OF ITS AFFILIATES WITH RESPECT TO THE SERVICES, ANY EQUIPMENT OR MATERIALS PROVIDED UNDER THIS AGREEMENT, OR OTHERWISE HEREUNDER, INCLUDING ANY WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, OR ANY WARRANTIES ARISING FROM COURSE OF DEALING OR USAGE OF TRADE.

7.	Effective Time.

This Agreement shall be effective as of the Effective Time.

8.	Internal Controls and Procedures.

In addition to the record retention requirements of the Separation Agreement, with respect to the Services for which each Service Provider is responsible, such Service Provider shall maintain and comply with such internal controls and procedures as are necessary to comply with the Sarbanes-Oxley Act of 2002 or as otherwise agreed by the Parties to be implemented by the Parties to comply with internal controls and procedures or applicable Law. In the event a Service Recipient requires a change to the internal controls or procedures, or requires the implementation of additional internal controls or procedures, related to the Services required to be provided to such Service Recipient in order for such Service Recipient to comply with changes to applicable Law, Service Provider shall change or add to such Service Provider’s internal controls or procedures related to such Services as reasonably requested by such Service Recipient; provided, however, in connection with a Service Provider changing or adding to internal controls or procedures as required by the foregoing, Service Recipient shall pay for any and all additional costs and expenses associated with the implementation or maintenance of the applicable change or addition; provided, further, however, that if such change or addition is required for the compliance by both Parties with a Law applicable to both Parties, the Parties shall negotiate in good faith an equitable sharing of the costs and expenses associated with such change or addition.

9.	Books and Records; Audits.

9.1 Books and Records. Each Party shall keep and maintain books, records, accounts and other documents sufficient to reflect accurately and completely the transactions conducted, and all associated costs incurred, pursuant to this Agreement. Such records shall include receipts, invoices, memoranda, vouchers, inventories, timesheets and accounts pertaining to the Services, as well as complete copies of all contracts, purchase orders, service agreements and other such arrangements entered into in connection therewith.

9.2 Audit of Performance. Each Party shall have access to and the right to inspect all records maintained by the other Party directly related to the Services, as is reasonably necessary for the purposes of verifying the other Party’s compliance with this Agreement, including auditing and verifying costs or expenses claimed to be due and payable hereunder. Such access shall be available at reasonable times on Business Days during business hours and under reasonable conditions with a minimum of at least ten (10) days prior written notice. Each Party shall keep and preserve all such records for a period of at least five (5) year from and after end of the relevant Services Term.

9.3 Audit Assistance. Each Party and its Subsidiaries are or may be subject to audit by Governmental Entities, such Party’s third party or internal auditor, such Party’s customers, or other Persons that are parties to contracts with such Party, in each case pursuant to applicable Law, contractual provision, or request of such Party’s board of directors (or its audit committee) (an “Auditing Entity”). If an Auditing Entity exercises its right to audit such first Party’s or any of its Subsidiary’s books, records, documents, accounting practices or procedures, internal controls and procedures, or operational, financial or legal practices and procedures, and such audit relates to the Services required to be provided to, or from, such first Party hereunder, upon written request of such first Party, the other Party shall, within a reasonable period of time, provide, at the sole cost and expense of such first Party, all assistance, records and access reasonably requested by such first Party in responding to such audits (including documents related to testing methodologies, test results, audit reports of significant findings, and remediation plans with respect to any deficiencies with respect to such other Party’s internal controls or procedures, and work papers of such other Party’s third party or internal auditor that relate to the matter being subject of such audit), to the extent that such assistance, records or access is within the reasonable control of such other Party. If an audit report of a Service Recipient’s third party or internal auditor relating to such audit identifies any deficiencies in a Service Provider’s internal controls and procedures directly related to a Service provided to such Service Recipient, such Service Provider shall, at the sole cost and expense of such Service Recipient, implement such reasonable changes to such Service to correct such deficiencies to ensure compliance with applicable Law in connection with such Service; provided, however, that if such correction is required for the compliance by both Parties with a Law applicable to both Parties, the Parties shall negotiate in good faith an equitable sharing of the costs and expenses associated with such correction.

10.	Compliance with Laws and Governmental Requirements.

Each Party shall be responsible for compliance with all Laws affecting its Business. Each Service Recipient shall be responsible for any use such Service Recipient may make of the Services to assist it in complying with applicable Laws. Each Service Provider shall comply with (i) all Laws applicable to the provision by it of the Services hereunder; and (ii) the accounting and reporting requirements of any Governmental Entity having jurisdiction over it or any member of its Group with respect to their respective activities related to such Service Provider’s performance of the Services, including accounting for related costs pursuant to FERC’s uniform system of accounts.

11.	Limitation of Liability; Indemnity.

(a) Service Provider’s Limitation of Liability. In no event shall a Service Provider or any of its Affiliates have any liability to a Service Recipient or any of its Affiliates whether under this Agreement or otherwise in connection with performance hereunder, including for any error in judgment or any act or omission, except as a result of the gross negligence or willful misconduct of Service Provider or any of its Affiliates. In addition, neither Duke Energy, Spectra Energy nor any of their respective Affiliates shall be liable for any loss of profits, loss of business, loss of use or of data, interruption of business, or for indirect, special, punitive, exemplary, incidental or consequential damages of any kind whether under this Agreement or otherwise in connection with performance hereunder, even if the other Party has been advised of the possibility of such damages.

(b) Service Recipient Indemnity. Service Recipient hereby agrees to indemnify, defend and hold harmless Service Provider and each of its Affiliates from and against any and all claims, losses, demands, liabilities, costs and expenses (including reasonable attorneys’ fees and costs and expenses related thereto) suffered or incurred by Service Provider or any of its Affiliates as a result of or in connection with any third party claims arising from Service Provider’s or any of its Affiliates’ performance of the Services hereunder, except to the extent such third party claims are based in whole or in part on Service Provider’s or any of its Affiliates’ gross negligence or willful misconduct in performing the Services.

(c) Service Provider Indemnity. Service Provider hereby agrees to indemnify, defend and hold harmless Service Recipient and each of its Affiliates from and against any and all claims, losses, demands, liabilities, costs and expenses (including reasonable attorney’s fees and costs and expenses related thereto) suffered or incurred by Service Recipient or any of its Affiliates as a result of, or in connection with, any third party claims to the extent caused by the gross negligence or willful misconduct of Service Provider or any of its Affiliates in performing the Services. In no event shall the aggregate liability of Service Provider and its Affiliates to Service Recipient and its Affiliates for any damages concerning Service Provider’s or its Affiliates’ or subcontractors’ performance or nonperformance of the Services or any other matter arising out of, or related to, this Agreement (regardless of whether any such claim for such damages is based in contract or in tort) exceed the amounts actually paid to Service Provider by Service Recipient pursuant to this Agreement

(d) Procedures. Any claim for indemnification under this Section 11 shall be governed by, and be subject to, the provisions of Article VII of the Separation Agreement, which provisions are hereby incorporated by reference into this Agreement and any references to “Agreement” in such Article VII as incorporated herein shall be deemed to be references to this Agreement.

12.	Dispute Resolution.

Any controversy, dispute or claim arising out of, in connection with, or in relation to the interpretation, performance, nonperformance, validity, termination or breach of this Agreement or otherwise arising out of, or in any way related to this Agreement or the transactions contemplated hereby, including any claim based on contract, tort, statute or constitution (but excluding any controversy, dispute or claim arising out of any Contract relating to the use or lease of real property if any third party is a necessary party to such controversy, dispute or claim) (collectively, “Agreement Dispute”), shall be governed by, and be subject to, the provisions of Article IX of the Separation Agreement, which provisions (and related defined terms) are hereby incorporated by reference into this Agreement; provided, however, (i) any references to “Agreement” or “Agreement Disputes” in such Article IX as incorporated herein shall be deemed to be references to this Agreement and Agreement Disputes as defined in this Agreement; (ii) the last sentence of Section 9.1(a) of the Separation Agreement (i.e., a dollar threshold for recourse with respect to “Agreement Disputes”) shall not be incorporated by reference into, or have any effect with respect to, this Agreement; and (iii) the provisions of Section 9.12 of the Separation Agreement (Limitation on Actions) shall be revised to read as follows for purposes of this Agreement: “Notwithstanding anything to the contrary in this Agreement, no Action shall be commenced (including the dispute resolution procedures set forth in this Article IX) by a Party against the other Party asserting any claim arising from (i) breach of any obligation of such other Party to perform a Service under this Agreement more than one hundred and eighty (180) days after such first Party acquires, or reasonably should have acquired, knowledge of such breach, or (ii) breach of any other obligation of such other Party under this Agreement more than 12 months after such first Party acquires, or reasonably should have acquired, knowledge of such breach; provided, however, regardless of such first Party’s knowledge of the facts giving rise to its claim based on a breach of this Agreement, no Action shall be commenced by such first Party against the other Party more than 36 months after the occurrence of the initial event giving rise to such claim for such breach (it being understood that if no such Action is commenced within such 180-day period, 12-month-period, or 36-month periods, as applicable, the breaching Party shall be discharged from liability for such breach).”

13.	Property Rights; Trademark License.

13.1 No Transfer. The Parties acknowledge and agree that nothing in this Agreement is intended to transfer any right, title, or interest in and to any tangible, intangible, real or personal property (including any and all intellectual property rights). Notwithstanding any materials, deliverables, or other products that may be created or developed by Service Provider or its Affiliates from the date hereof through the expiration or termination of the Services Term, Service Provider does not hereby convey, nor does Service Recipient or any of its Affiliates hereby obtain, any right, title, or interest in or to any of Service Provider’s or any of its Affiliates’ equipment, materials, deliverables, products, or any other rights or property used to provide the Services. All customer and personnel data, files and input and output materials and the media upon which they are located that are supplied by Service Recipient or any of its Affiliates in connection with this Agreement shall remain Service Recipient’s or such Affiliate’s property, respectively, and Service Provider shall not have any rights or interests with respect thereto

13.2	Human Resources Branding.

(a) Grant of Transitional License. Notwithstanding the requirements of Section 5.2(a) of the Separation Agreement or Section 13.1 above, subject to the terms and conditions set forth in this Section 13.2, Duke Energy hereby grants to Spectra Energy, effective as of the Effective Date and terminating on December 31, 2007 (the “TM License Period”), a limited, non-exclusive, royalty free and non-transferable license to use all trademarks owned by Duke Energy or any of its Subsidiaries (including the trademarks “Duke Energy” and “Duke Energy Corporation” or any other trademark containing the word “Duke”) that are used by Duke Energy in connection with its human resources programs and systems as of the Effective Time (the “Duke Energy Trademarks”) solely in connection with the operation of Spectra Energy’s human resources programs and systems (including use in connection with Spectra Energy’s websites, benefit manuals and correspondence with program participants); provided, however, that Spectra Energy shall use its commercially reasonable efforts to substitute its own corporate identification for the corporate identification that includes the Duke Energy Trademarks in connection with such systems and programs as soon as reasonably practicable after the Distribution Date, but in no event no event later than the expiration of the TM License Period. Spectra Energy agrees that immediately upon the expiration of the TM License Period, Spectra Energy shall cease all further use of the Duke Energy Trademarks in connection with its human resources systems and programs and destroy any and all materials related thereto bearing the Duke Energy Trademarks. Spectra Energy shall neither sublicense the Duke Energy Trademarks, nor shall Spectra Energy publish, distribute or otherwise use the Duke Energy Trademarks for any purpose other than as expressly provided in this Section 13.2. Spectra Energy shall use the Duke Energy Trademarks in accordance with sound trademark usage principles and all applicable Laws as reasonably necessary to maintain the validity and enforceability of Duke Energy’s rights in such trademarks and Spectra Energy shall not use the Duke Energy Trademarks in any manner which might tarnish, disparage, or reflect adversely on Duke Energy or the Duke Energy Trademarks. If Spectra Energy uses the Duke Energy Trademarks in a manner which Duke Energy, in its reasonable judgment, determines reflects adversely upon the image, goodwill and reputation of Duke Energy or the Duke Energy Trademarks, then, upon receipt of written notice from Duke Energy identifying its objection, Spectra Energy shall immediately cease the particular use to which Duke Energy has objected. Spectra Energy agrees to cooperate with and assist Duke Energy in protecting and enforcing Duke Energy’s rights in the Duke Energy Trademarks and in maintaining any registrations with any Governmental Entities for the Duke Energy Trademarks in force. Spectra Energy shall assist Duke Energy in the enforcement of rights in the Duke Energy Trademarks by promptly informing Duke Energy of any actual or potential claim, demand, infringement, misuse or misappropriation relating to the Duke Energy Trademarks to the extent that Spectra Energy is in possession of such information or otherwise becomes aware of any such actual or potential claim, demand, infringement, misuse or misappropriation. Duke Energy will have the sole right to determine whether or not to investigate such alleged infringement and to determine whether to initiate or participate in any judicial or administrative proceeding involving the Duke Energy Trademarks. Duke Energy is and shall remain the sole owner of the Duke Energy Trademarks and all goodwill associated therewith. Spectra Energy acknowledges that nothing herein gives Spectra Energy any right, title or interest in the Duke Energy Trademarks, apart from the license granted under this Section 13.2(a), and in no event shall Spectra Energy’s use of the Duke Energy Trademarks be deemed to vest any right, title or interest to the Duke Energy Trademarks in Spectra Energy. All uses of the Duke Energy

Trademarks by Spectra Energy, and all goodwill generated thereby, shall inure exclusively and completely to the benefit of Duke Energy. Spectra Energy, agrees that it shall not contest or challenge the validity of, or Duke Energy’s title in, the Duke Energy Trademarks, and it shall not register or apply for registration of the Duke Energy Trademarks.

(b) Notice and Disclaimer. Spectra Energy shall inform all of its and its Subsidiaries employees, retirees and other human resources program participants by written notice as soon as reasonably practicable after the Distribution Date that Spectra Energy, and not Duke Energy, is responsible for the operation of Spectra Energy’s human resources programs or systems after the Effective Time, and that Spectra Energy’s use of the Duke Energy Trademarks in connection with such human resources programs or systems does not imply any commitment or obligation on the part of Duke Energy or any of its subsidiaries with respect to such individuals. Spectra Energy shall also include with any publication or distribution of the Duke Energy Trademarks for use in connection with its human resources programs or systems (i) a trademark legend readable to users indicating that the Duke Energy Trademarks are owned solely by Duke Energy, but licensed to Spectra Energy for certain limited uses under a separate license agreement, and (ii) a disclaimer that Spectra Energy, and not Duke Energy, is responsible for the operation of Spectra Energy’s human resources programs or systems after the Effective Time, and that Spectra Energy’s use of the Duke Energy Trademarks in connection with such human resources programs or systems does not imply any commitment or obligation on the part of Duke Energy or any of its subsidiaries with respect to Spectra Energy’s or any of its subsidiaries’ employees, retirees and other human resources program participants.

(c) Indemnity. Spectra Energy hereby agrees to indemnify, defend and hold harmless Duke Energy and each of its Affiliates from and against any and all claims, losses, demands, liabilities, costs and expenses (including reasonable attorneys’ fees and costs and expenses related thereto) suffered or incurred by Duke Energy or any of its Affiliates as a result of or in connection with any third party claims arising from Spectra Energy’s or any of its subsidiaries’ use of the Duke Energy Trademarks in connection with its human resources programs or systems. Notwithstanding anything to the contrary in this Agreement, any claim for indemnification under this Section 13.2 shall not be governed by, or be subject to, the provisions of Section 11.

14.	Confidential Information.

Any Confidential Information received by either Party or its Affiliates from the other Party or any of its Affiliates in connection with this Agreement shall be governed by, and be subject to, the provisions of Sections 8.2 and 8.4 of the Separation Agreement, which provisions are hereby incorporated by reference into this Agreement and any references to “Agreement” in such Sections 8.2 and 8.4 as incorporated herein shall be deemed to be references to this Agreement. Notwithstanding anything to the contrary in this Agreement, in connection with a Service Provider’s performance of the Services, (i) such Service Provider shall not have a right to access any Confidential Information of the Service Recipient or any of its Affiliates that is subject to any attorney-client privilege or attorney work-product privilege under applicable Law in favor of such Service Recipient or any of its Affiliates; and (ii) the Parties shall cooperate with each other to establish reasonable procedures in connection with the provision of Services in order to preserve such privileges.

15.	Miscellaneous.

15.1 Complete Agreement; Construction. This Agreement, including the Schedules attached to the body of this Agreement, shall constitute the entire agreement between the Parties with respect to the subject matter hereof and shall supersede all previous negotiations, commitments and writings with respect to such subject matter. In the event of any conflict between the terms and conditions of the body of this Agreement and the terms and conditions of any Schedule hereto, the terms and conditions of such Schedule shall control. In the event of any conflict between the terms and conditions of this Agreement and the terms and conditions of the Separation Agreement or any other Ancillary Agreement, the terms and conditions of this Agreement shall control.

15.2 Counterparts. This Agreement may be executed in more than one counterparts, all of which shall be considered one and the same agreement, and, except as expressly provided in Section 7, shall become effective when one or more such counterparts have been signed by each of the Parties and delivered to the other Parties. Execution of this Agreement or any other documents pursuant to this Agreement by facsimile or other electronic copy of a signature shall be deemed to be, and shall have the same effect as, execution by original signature.

15.3 Survival of Agreement. Except as otherwise contemplated by this Agreement, all covenants and agreements of the Parties contained in this Agreement shall survive the Effective Time and remain in full force and effect in accordance with their applicable terms.

15.4 Expenses. Except as otherwise expressly provided in this Agreement, the Parties agree that all out-of-pocket fees and expenses incurred and directly related to the transactions contemplated hereby shall be borne and paid by the Person incurring such cost or Liability.

15.5 Notices. All notices, requests, claims, demands and other communications under this Agreement, as between the Parties, shall be in writing and shall be given or made (and shall be deemed to have been duly given or made upon receipt unless the day of receipt is not a Business Day, in which case it shall be deemed to have been duly given or made on the next following Business Day) by delivery in person, by overnight courier service, by facsimile with receipt confirmed (followed by delivery of an original via overnight courier service) or by registered or certified mail (postage prepaid, return receipt requested) to the respective Parties at the following addresses (or at such other address for a Party as shall be specified in a notice given in accordance with this Section 15.5):

To Duke Energy:

Duke Energy Corporation

526 South Church Street

Charlotte, North Carolina 28202

Attn: Chief Legal Officer

Facsimile: 704-382-8137

To Spectra Energy:

Spectra Energy Corp

5400 Westheimer Court

Houston, Texas 77056

Attn: General Counsel

Facsimile: 713-627-5536

15.6 Waivers. The failure of any Party to require strict performance by any other Party of any provision in this Agreement will not waive or diminish that Party’s right to demand strict performance thereafter of that or any other provision hereof.

15.7 Amendments. Subject to the terms of Section 15.10, this Agreement may not be modified or amended except by an agreement in writing signed by each of the Parties.

15.8 Assignment. Except as otherwise expressly provided for in this Agreement, this Agreement shall not be assignable, in whole or in part, by any Party without the prior written consent of the other Party, and any attempt to assign any rights or obligations arising under this Agreement without such consent shall be null and void; provided, that a Party may assign this Agreement in connection with a merger transaction in which such Party is not the surviving entity or the sale by such Party of all or substantially all of its Assets, and upon the effectiveness of such assignment, the assigning Party shall be released from all of its obligations under this Agreement if the surviving entity of such merger or the transferee of such Assets shall agree in writing, in form and substance reasonably satisfactory to the other Party, to be bound by the terms of this Agreement as if named as a “Party” hereto.

15.9 Successors and Assigns. Subject to Section 15.8, the provisions of this Agreement and the obligations and rights hereunder shall be binding upon, inure to the benefit of and be enforceable by (and against) the Parties and their respective successors and permitted transferees and assigns.

15.10 Termination. Notwithstanding anything to the contrary herein, this Agreement may be terminated and abandoned at any time prior to the Effective Time by and in the sole discretion of Duke Energy without the approval of Spectra Energy or the stockholders of Duke Energy. In the event of such termination, no Party shall have any liability of any kind to any other Party or any other Person. After the Effective Time, this Agreement may not be terminated except (i) by an agreement in writing signed by each of the Parties, or (ii) as expressly provided for in this Agreement.

15.11 Subsidiaries. Each of the Parties shall cause to be performed all actions, agreements and obligations set forth herein to be performed by any Subsidiary or Affiliate of such Party or by any entity that becomes a Subsidiary or Affiliate of such Party on and after the Distribution Date.

15.12 Third Party Beneficiaries. Except as otherwise expressly provided in this Agreement, this Agreement is solely for the benefit of the Parties and should not be deemed to confer upon third parties any remedy, claim, liability, reimbursement, cause of action or other right in excess of those existing without reference to this Agreement.

15.13 Title and Headings. Titles and headings to sections herein are inserted for the convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.

15.14 Schedules. The Schedules attached hereto are incorporated herein by reference and shall be construed with and as an integral part of this Agreement to the same extent as if the same had been set forth verbatim herein.

15.15 Governing Law. This Agreement shall be governed by and construed in accordance with the internal Laws, and not the Laws governing conflicts of Laws (other than Sections 5-1401 and 5-1402 of the New York General Obligations Law), of the State of New York.

15.16 Consent to Jurisdiction. Subject to the provisions of Section 12, each of the Parties irrevocably submits to the exclusive jurisdiction of (a) the Supreme Court of the State of New York, New York County, and (b) the United States District Court for the Southern District of New York (the “New York Courts”), for the purposes of any suit, action or other proceeding to compel arbitration or for provisional relief in aid of arbitration in accordance with Section 12 or for provisional relief to prevent irreparable harm, and to the non-exclusive jurisdiction of the New York Courts for the enforcement of any award issued thereunder. Each of the Parties further agrees that service of any process, summons, notice or document by United States registered mail to such Party’s respective address set forth in Section 15.5 shall be effective service of process for any action, suit or proceeding in the New York Courts with respect to any matters to which it has submitted to jurisdiction in this Section 15.16. Each of the Parties irrevocably and unconditionally waives any objection to the laying of venue of any action, suit or proceeding arising out of this Agreement or the transactions contemplated hereby in the New York Courts, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.

15.17 Specific Performance. The Parties agree that irreparable damage would occur in the event that the provisions of this Agreement were not performed in accordance with their specific terms. Accordingly, it is hereby agreed that the Parties shall be entitled to (i) an injunction or injunctions to enforce specifically the terms and provisions hereof in any arbitration in accordance with Section 12, (ii) provisional or temporary injunctive relief in accordance therewith in any New York Court, and (iii) enforcement of any such award of an arbitral tribunal or a New York Court in any court of the United States, or any other any court or tribunal sitting in any state of the United States or in any foreign country that has jurisdiction, this being in addition to any other remedy or relief to which they may be entitled.

15.18 Waiver of Jury Trial. SUBJECT TO SECTIONS 12, 15.16 AND 15.17 HEREIN, EACH OF THE PARTIES HEREBY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY COURT PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT

OF AND PERMITTED UNDER OR IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH OF THE PARTIES HEREBY (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 15.18.

15.19 Severability. In the event any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby, and the Parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions, the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

15.20 Force Majeure. No Party (or any Person acting on its behalf) shall have any liability or responsibility for failure to fulfill any obligation (other than a payment obligation) under this Agreement so long as and to the extent to which the fulfillment of such obligation is prevented, frustrated, hindered or delayed as a consequence of circumstances of Force Majeure. A Party claiming the benefit of this provision shall, as soon as reasonably practicable after the occurrence of any such event: (a) notify the other Party of the nature and extent of any such Force Majeure condition, and (b) use due diligence to remove any such causes and resume performance under this Agreement as soon as reasonably practicable.

15.21 Construction. The Parties have participated jointly in the negotiation and drafting of this Agreement. This Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting or causing any instrument to be drafted.

15.22 Authorization. Each of the Parties hereby represents and warrants that it has the power and authority to execute, deliver and perform this Agreement, that this Agreement has been duly authorized by all necessary corporate action on the part of such Party, that this Agreement constitutes a legal, valid and binding obligation of each such Party and that the execution, delivery and performance of this Agreement by such Party does not contravene or conflict with any provision of law or of its charter or bylaws or any material agreement, instrument or order binding on such Party.

15.23 References; Interpretations. References in this Agreement to any gender include references to all genders, and references to the singular include references to the plural and vice versa. Unless the context otherwise requires:

(i) the words “include”, “includes” and “including” when used in this Agreement shall be deemed to be followed by the phrase “without limitation”;

(ii) references in this Agreement to Sections and Schedules shall be deemed references to Sections of, and Schedules attached to, this Agreement;

(iii) the words “hereof”, “hereby” and “herein” and words of similar meaning when used in this Agreement refer to this Agreement in its entirety and not to any particular Section or provision of this Agreement; and

(iv) references in this Agreement to any time shall be to New York City, New York time unless otherwise expressly provided herein.

15.24 Status of Service Provider as Independent Contractor. Each Service Recipient expressly acknowledges that each Service Provider, its Affiliates, and each of their respective employees, agents, subcontractors and representatives are “independent contractors,” and nothing in this Agreement is intended and nothing shall be construed to create an employer/employee, partnership, joint venture or other similar relationship between any Service Recipient and Service Provider, its Affiliates, or each of their respective employees, agents, subcontractors and representatives. In addition, each Service Provider shall have the authority and responsibility to elect the means, manner and method of performing the Services required to be provided by it under this Agreement. This Agreement shall not be interpreted or construed to create an association, joint venture, partnership, or agency between the Parties or to impose any partnership or fiduciary obligation or related liability upon any Party.

[Signature Page Follows]

IN WITNESS WHEREOF, the Parties caused this Transition Services Agreement to be duly executed as of the day and year first above written.

Duke Energy:

DUKE ENERGY CORPORATION

By:	/s/ James E. Rogers
Name:	James E. Rogers
Title:	President and Chief Executive Officer

Spectra Energy:

SPECTRA ENERGY CORP

By:	/s/ Fred J. Fowler
Name:	Fred J. Fowler
Title:	President and Chief Executive Officer

CONFIDENTIAL

EXECUTION COPY

SCHEDULES

TO

TRANSITION SERVICES AGREEMENT

by and between

DUKE ENERGY CORPORATION

and

SPECTRA ENERGY CORP

Dated as of December 13, 2006

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A-i

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A-ii

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A-iii

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A-iv

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SCHEDULE A

SERVICES TO BE PROVIDED TO SPECTRA ENERGY BY DUKE ENERGY

Capitalized terms used in this Schedule and not otherwise defined in the Schedule shall have the respective meanings ascribed thereto in the body of the Transition Services Agreement to which this Schedule is attached (the “Agreement”).

All dollars expressed are U.S. Dollars, unless otherwise explicitly noted.

Duke Energy will bill Spectra Energy periodically as set forth in the Agreement.

With respect to services provided to DCP Midstream, Duke Energy will bill Spectra Energy for such services and Spectra Energy shall pay Duke Energy for such services, in accordance with the Agreement. Spectra Energy shall be responsible for payment to Duke Energy irrespective of any reimbursement or payment from DCP Midstream.

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SCHEDULE A-1

Service Name:	DCP MIDSTREAM TRAINING AND DEVELOPMENT SERVICES

ID Number(s):	151

I.	SCOPE OF SERVICES

Consultation of Corporate Human Resources Talent Management / Leadership Training Team

•

Duke Energy will provide up to 40 total hours of periodic consulting services to DCP Midstream by George Hardie or others in Talent Management group. Anticipate primary consultation to be in respect to:

•	succession planning system;

•	current tools owned by Duke Energy but administered by Hewitt;

•	transfer of information to new system as adopted by DCP Midstream; and

•	set up of new employees in the GEMS system.

Forum Corporation will provide Leadership training instruction

•

Duke Energy will provide up to 20 hours of consulting services to DCP Midstream by members of the Duke Energy Leadership Development Group in respect to information/consulting provided in regard to the Forum courses and coding of the billing for Forum services/courses delivered for DCP Midstream.

•

Duke Energy will cause Forum to provide to DCP Midstream leadership training as requested by DCP Midstream, not to be materially different that the Forum leadership courses delivered to DCP Midstream in 2006, namely:

•	3 Supervisory Leadership Development (SLD); and

•	2 Emerging Leader Program (ELP) courses.

Subject to, and to the extent provided in the Curriculum Development and Training Agreement (the “Forum Agreement”), dated as of June 6, 2000, by and between Duke Energy Corporation (a North Carolina corporation now known as Duke Energy Carolinas, LLC) and The Forum Corporation of North America (“Forum”), Duke Energy Corporation, a Delaware corporation, will provide such Work as defined or used in the Forum Agreement to DCP Midstream.

II.	SERVICES TERM

January 1, 2007 –December 31, 2007.

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III.	FEES

Consultation Fees to include:

All Duke Energy Personnel: $86 per hour

The Forum (3rd party vendor) course costs and associated instructor and other expenses associated with delivery of courses will be billed to DCP Midstream through Spectra Energy upon Duke’s receipt of billing from Forum.

IV.	ADDITIONAL TERMS AND CONDITIONS

None.

V.	CONTACTS

Service Provider:	Service Recipient:

Attn: George Hardie HR Consultant II, Talent Management Phone: 704-382-5664 Mobile: 704-998-1348 Fax: 704-382-4155 E-mail: gohardie@duke-energy.com	Attn: Lynn Fitzgibbons Manager Training & Development – DCP Midstream Phone: 432 620-4133 Cell: 432 349-5929 Fax: 432 620- 4116 Email: lsfitzgibbons@duke-energy.com

Attn: Michael Landrum Manager Training & Development – Spectra Energy Phone: 713-627-5456 Mobile: 713-851-5182 Facsimile: 713-989-1503 E-mail: mlandrum@duke-energy.com

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SCHEDULE A-2

Service Name:	DCP MIDSTREAM HR COMPLIANCE

ID Number(s):	152

I.	SCOPE OF SERVICES

Duke Energy will assist DCP Midstream in its preparation for full stand alone status by providing the following services:

•	Provide service and administration of an Employee Opinion Survey;

•	Assist with training and conversion to stand-alone status of DCP Midstream Affirmative Action Programs, including the 2007 annual EE01 and Vets reporting in September 2007.

II.	SERVICES TERM

January 1, 2007 –December 31, 2007.

III.	FEES

$2,000 monthly

IV.	ADDITIONAL TERMS AND CONDITIONS

None.

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V.	CONTACTS

Service Provider: Attn: Deborah Patton VP, HR, Employee Relations Phone: 980-373-4493 Mobile: 704-516 -4134 Facsimile: 704-382-7642 E-mail: dtpatton@duke-energy.com	Service Recipient: Attn: Jim Haynes VP HR Spectra Energy US Phone: 713-627-5166 Mobile: 713-501-5641 Facsimile: 713-989-3181 E-mail: jdhaynes@duke-energy.com

Attn: Nancy Quigg-Young Director HR Service Delivery Compliance and Risk – DCP Midstream Phone: 713- 627-6416 Mobile: 713-557- 0502 Facsimile: 713-627-6617 E-mail: NBQuigg-Young@duke-energy.com

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SCHEDULE A-3

Service Name:	DCP MIDSTREAM UNITED WAY MATCHING

ID Number(s):	143

I.	SCOPE OF SERVICES

The Duke Energy Foundation will distribute DCP Midstream’s matching contributions for the 2006-2007 campaign to the various United Ways on DCP Midstream’s behalf.

Total Duke Energy personnel time required to fulfill the service is estimated to be 8 – 10 hours.

II.	SERVICES TERM

January 1, 2007 –December 31, 2007.

III.	FEES

Duke Energy Foundation will issue one invoice to DCP Midstream through Spectra Energy for the total amount distributed. This invoice will be issued approximately Nov-Dec. 2007.

All Duke Energy Foundation personnel: $101.00 per hour

IV.	ADDITIONAL TERMS AND CONDITIONS

V.	CONTACTS

Service Provider:

Attn:    Hilary Davidson

            Director, Duke Energy Community & Stakeholder Relations

            and VP, Duke Energy Foundation

            Phone: 980- 373-5738

            Mobile: 704-458-2315

            Facsimile: 704 382 7600

            E-mail: HSDavidson@duke-energy.com

Service Recipient: Attn: Roz Elliott Director, Public Affairs Phone: 303-605-1707 Mobile: 303-882-1703 Facsimile: 303 605-2225 E-mail: rlelliott@duke-energy.com

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SCHEDULE A-4

Service Name:	SPECTRA ENERGY HEWITT SERVICES

ID Number(s):	26

I.	SCOPE OF SERVICES

•

Subject to, and to the extent provided in the Human Resources Services Agreement between Duke Energy Corporation (a North Carolina corporation and now Duke Power Company LLC) and Hewitt Associates LLC, dated as of May 16, 2005, and as amended from time-to-time (the “HRO Agreement”), Duke Energy will provide such services as defined in the HRO Agreement to Spectra Energy.

II.	SERVICES TERM

January 1, 2007 –December 31, 2007.

III.	FEES

Ongoing Vendor Costs

Spectra Energy US

$100,000 monthly estimate, provided, however, the actual cost will vary based on the number of relevant participants and a per participant charge of $52.844, plus certain related pass-through expenses for postage, delivery, fulfillment processing, and communication processes.

Spectra Energy Canada (billed directly to Spectra Energy)

$173,000 monthly estimate , provided, however, the actual cost will vary based on the number of relevant participants and a per participant charge of $52.844, plus certain related pass-through expenses for postage, delivery, fulfillment processing, and communication processes.

Implementation Costs

Spectra Energy US

(to include Market Link, Workbrain, Peoplesoft, Sum Total

$32,609 monthly

Spectra Energy Canada (billed directly to Spectra Energy)

(to include Canadian portion of Sum Total)

$7,755 monthly

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IV.	ADDITIONAL TERMS AND CONDITIONS

Ongoing provision of Hewitt Services through the HRO Agreement is currently in place with Duke Energy VMO.

Services shall be provided in accordance with the terms and subject to the conditions of the HRO Agreement currently in place with Duke Energy VMO.

Pass through costs and change orders specific to Spectra Energy will be invoiced directly to Spectra Energy.

All segments of Spectra Energy are expected to continue utilization of services as designated in the HRO Agreement through June 30, 2007 to prevent the triggering of additional costs to Duke Energy under the HRO Agreement. In the event that the early exit of Spectra Energy from receipt of services under the HRO Agreement, in accordance with Section 4.2(a) of the Agreement, prior to June 30, 2007, Spectra Energy will be responsible 100% of the incremental costs incurred by Duke Energy as a result of such early exit by Spectra Energy, including any early termination fee, waiver charge, or repricing of per participant costs.

Notwithstanding the foregoing, Duke Energy shall not be obligated to provide, and Spectra Energy shall not be required to accept, the following services after responsibility for providing those services is transferred to Hewitt: Staffing, Performance Management, Succession Planning, Management Self Service, Compensation, and Your Total Rewards.

To the extent Duke Energy is to make any payment on behalf of Spectra Energy or any of its Subsidiaries as part of providing services under this Schedule, Spectra Energy must fund by wire transfer to a bank account designated by Duke Energy an amount of cash equal to such payment, which funding must be received at such Duke Energy bank account prior to the time such payment is due to be paid from such Duke Energy bank account. Duke Energy shall have no obligation to pay any amounts on behalf of Spectra Energy or any of its Subsidiaries until sufficient funds have been so transferred. Under this Schedule, such services include Duke Energy funding the payroll of Spectra Energy and its Subsidiaries.

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V.	CONTACTS

Service Provider: Attn: Martin W Brown Managing Director, HR Client Services Phone: 704-382-5961 Mobile: 704-460-0040 Facsimile: 704-382-4537 E-mail: mbrown@duke-energy.com	Service Recipient: Attn: Mark Heavens HR Business Process Development Manager Phone: 519- 436-4600 -2484 Mobile: 519-365-3422 Facsimile: 519-436-5480 E-mail: MHeavens@duke-energy.com

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SCHEDULE A-5

Service Name:	SPECTRA ENERGY HR COMPLIANCE

ID Number(s):	53

I.	SCOPE OF SERVICES

Duke Energy will assist Spectra Energy in its preparation for full stand-alone status by providing the following services:

•	Support for the development of HR Compliance Self-Audit (including modification or cloning of a “Checklist”);

•	Administration of an Employee Opinion Survey;

•	Assisting Spectra Energy to develop and implement appropriate SOX processes and controls in the areas of Compensation, Benefits, HRIS/Payroll and Accounting;

•	Assisting with training and conversion to stand-alone status of Spectra Energy Affirmative Action Programs , including the 2007 annual EEO1 and Vets reporting in September 2007; and

•

Providing information, documents, templates, and/or sources of material for Spectra Energy to produce their own: HR Policies, HR Procedures and Guidelines, HR Absence and Attendance Rules, HR Employee Programs, HR Risk Management Tools, and HR Governance Controls.

II.	SERVICES TERM

January 1, 2007 –December 31, 2007.

III.	FEES

Fees are to be split 50/50 between Spectra Energy US and Spectra Energy Canada

Total $4,000 monthly, allocated:

$2,000 to Spectra Energy US, and

$2,000 to Spectra Energy Canada

IV.	ADDITIONAL TERMS AND CONDITIONS

Consulting services outside of TSA scope, including an HR Compliance Audit Assessment, conducted at Spectra Energy’s request would be cover under Consulting Services price - $93/hour + out of pocket expenses

CONFIDENTIAL

V.	CONTACTS

Service Provider:		Service Recipient:

Attn:	Deborah Patton VP, HR, Employee Relations Phone: 980-373-4493 Mobile: 704-516-4134 Facsimile: 704-382-7642 E-mail: dtpatton@duke-energy.com	Attn:	Jim Haynes VP HR Spectra Energy US Phone: 713-627-5166 Mobile: 713-501-5641 Facsimile: 713-989-3181 E-mail: jdhaynes@duke-energy.com

CONFIDENTIAL

SCHEDULE A-6

Service Name:	DCP MIDSTREAM HRO VENDOR MANAGEMENT

ID Number(s):	150

I.	SCOPE OF SERVICES

Duke Energy Human Resources will continue to manage the on-going relationship with Hewitt on behalf of DCP Midstream for all services outlined in the TSA titled “Hewitt Outsourcing Contract.” Management of services includes not only on-going maintenance of services currently provided, but new tools and services being implemented in 2007 which DCP Midstream will be using. The fees listed below account for a portion of internal Duke labor costs being allocated to DCP Midstream for both maintenance and transformation projects.

Continuation of the current VMO services as they relate to the Hewitt outsourcing services and contract which include:

•	Manage the relationship between Duke / DCP Midstream and Hewitt;

•	Measure and report on Hewitt’s performance;

•	Resolve issues;

•	Manage and approve change orders;

•	Manage HRO budget:

•	Respond to questions regarding budget or variances

•	Verify headcount for billings

•	Ensure billings and invoices are correct according to the contract or change order

•	Respond to questions regarding budget or variances

•	Manage transition and transformation projects;

•	Coordinate and manage special projects and/or events that occur during 2007;

•	Participate in contract and/or change order negotiations;

•	Resolve contractual issues that occur during the year;

•	Prepare reports on budget variances and respond to budget questions; and

•	Prepare a spreadsheet of current active employee/contractor phone numbers on the DCP Midstream portal page(s) for the entire year of 2007 and update it weekly.

•	Performs SOX controls as appropriate or works with Hewitt on SOX issues, controls and/or audits.

II.	SERVICES TERM

January 1, 2007 –December 31, 2007.

CONFIDENTIAL

III.	FEES

Ongoing Support

$29,000 monthly

Transformation support

$11,000 monthly

NOTE: All items in the scope of services would fall into both fee categories (On-going and Transformation) with the exception of “Prepare a spreadsheet of current active employee/contract phone numbers on DCP Midstream portal page(s) for the entire year of 2007 and update it weekly” which would fall into the Ongoing support category. This is based on the fact that individuals from both areas will spend a percentage of time on both categories of support.

NOTE: Fees above are calculated as 9.9% of the budget (for the transformation group and the ongoing support group) required to support DCP Midstream and is derived by headcount representation. Transformation includes project support as well as labour, travel and office expenses for 8 people. Ongoing support includes managing day to day operations of the Hewitt services including such things as contracts and payroll,

IV.	ADDITIONAL TERMS AND CONDITIONS

None.

V.	CONTACTS

Service Provider:		Service Recipient:

Attn:	Martin W Brown Managing Director, HR Client Services Phone: 704-382-5961 Mobile: 704-460-0040 Facsimile : 704-382-4537 E-mail: mbrown@duke-energy.com	Attn:	Mark HeavensHR Business Process Development Manager – Spectra Energy Phone: 519- 436-4600 - 2484 Mobile: 519-365-3422 Facsimile: 519-436-5480 E-mail: MHeavens@duke-energy.com

		Attn:	Chris Lewis VP Human Resources - DCP Midstream Phone: 303-605-2191 Mobile: 303-803-2185 Facsimile: 303-605-2227 E-mail: calewis@duke-energy.com

CONFIDENTIAL

SCHEDULE A-7

Service Name:	SPECTRA ENERGY HR VENDOR MANAGEMENT SERVICES

ID Number(s):	126

I.	SCOPE OF SERVICES

Duke Energy Human Resources will continue to manage the on-going relationship with Hewitt on behalf of Spectra Energy for all services outlined in the TSA titled “Hewitt Outsourcing Contract.” Management of services includes not only on-going maintenance of services currently provided, but new tools and services being implemented in 2007 which Spectra Energy will be using. The fees listed below account for a portion of internal Duke labor costs being allocated to Spectra Energy for both maintenance and transformation projects. In the event that Spectra Energy requires consulting services outside the scope of the TSA agreement, the appropriate hourly rates will be charged.

Continuation of the current VMO services as they relate to the Hewitt outsourcing services and contract which include:

•	Manage the relationship between Duke / Spectra Energy and Hewitt;

•	Measure and report on Hewitt’s performance;

•	Resolve issues;

•	Manage and approve change orders;

•	Manage HRO budget:

•	Respond to questions regarding budget or variances

•	Verify headcount for billings

•	Ensure billings and invoices are correct according to the contract or change order

•	Respond to questions regarding budget or variances

•	Manage transition and transformation projects;

•	Coordinate and manage special projects and/or events that occur during 2007;

•	Participate in contract and/or change order negotiations;

•	Resolve contractual issues that occur during the year;

•	Prepare reports on budget variances and respond to budget questions; and

•	Prepare a spreadsheet of current active employee/contractor phone numbers on the Spectra Energy portal page(s) for the entire year of 2007 and update it weekly.

•	Performs SOX controls as appropriate or works with Hewitt on SOX issues, controls and/or audits.

II.	SERVICES TERM

January 1, 2007 –December 31, 2007.

CONFIDENTIAL

III.	FEES

Ongoing Support

Spectra Energy US

$24,000 monthly

Transformation Support

Spectra Energy US

$9,000 monthly

No VMO fees for Canada due to the existence of a VMO organization in Canada.

NOTE: All items in the scope of services would fall into both fee categories ( On-going and Transformation) with the exception of “Prepare a spreadsheet of current active employee/contract phone numbers on Spectra Energy portal page(s) for the entire year of 2007 and update it weekly” which would fall into the Ongoing support category. This is based on the fact that individuals from both areas will spend a percentage of time on both categories of support.

NOTE: Fees above are calculated as 8.1% of the budget (for the transformation group and the ongoing support group) required to support Spectra Energy and is derived by headcount representation. Transformation includes project support as well as labour, travel and office expenses for 8 people. Ongoing support includes managing day to day operations of the Hewitt services including such things as contracts and payroll.

IV.	ADDITIONAL TERMS AND CONDITIONS

Despite the change in reporting structure where the Canadian staff performing VMO functions for Canada are now reporting to Spectra Energy, the same level of direct access to and communication with Hewitt will be required for these individuals during 2007. Examples include:

Continue to communicate and pass information to the Hewitt staff in Toronto and the Account Manager in Charlotte through:

a)	informal or formal meetings to discuss status or resolve issues

b)	providing updates on policies, programs, SOX

c)	educating Hewitt based on changes or issues

Continue to meet on a regular basis either in person at the Hewitt facilities or the Duke Chatham office or by telephone in order to:

a)	plan for projects i.e. year-end , union contract implementations

b)	discuss issues/problems

c)	evaluate calls to the centre call

CONFIDENTIAL

Continue to pass information via email or by mail regarding communications to employees and to verify and review outputs Continue to submit business requirements (Change Requests/Change Orders) for projects including contract increases, audits, special payments, mass changes, reorganizations etc.

Continue to participate in status and performance reviews with Hewitt and members of the US VMO staff including monthly performance meetings and meetings regarding escalation of issues

V.	CONTACTS

Service Provider:		Service Recipient:

Attn:	Martin W Brown Managing Director, HR Client Services Phone: 704-382-5961 Mobile: 704-460-0040 Facsimile: 704-382-4537 E-mail: mbrown@duke-energy.com	Attn:	Mark Heavens HR Business Process Development Manager Phone: 519-436-4600-2484 Mobile: 519-365-3422 Facsimile: 519-436-5480 E-mail: MHeavens@duke-energy.com

CONFIDENTIAL

SCHEDULE A-8

Service Name:	SPECTRA ENERGY GENERAL HR CONSULTING

ID Number(s):	180

I.	SCOPE OF SERVICES

Services:

Consulting, outside of that referenced in specific HR Service Agreements, with Subject Matter Experts from Duke, Human Resources, on an on-going basis through 2007. Consulting may be in the form of telephone and email exchange or meetings as required. Expertise may be sought from the following functions:

•	Staffing & Recruiting

•	Training & Development

•	General & Executive Compensation

•	US Benefits

•	Compliance

•	Vendor Management Office

•	Employee Relations

•	Medical Management

•	Labor Relations

•	Business Support and General Services

II.	SERVICES TERM

January 1, 2007 to December 31, 2007

III.	FEES

Staffing & Recruiting - $79/hour + out of pocket expenses

Training & Development - $86/hour + out of pocket expenses

General & Executive Compensation - $112/hour + out of pocket expenses

US Benefits - $80/hour + out of pocket expenses

Compliance - $93/hour + out of pocket expenses

Vendor Management Office Support - $84/hour + out of pocket expenses

Vendor Management Office Transformation - $127/hour + out of pocket expenses

CONFIDENTIAL

Employee Relations - $78/hour + out of pocket expenses

Medical Management - $122/hour + out of pocket expenses

Labor Relations - $113/hour + out of pocket expenses

Business Support and General Services—$111/hour + out of pocket expenses

IV.	ADDITIONAL TERMS AND CONDITIONS

Not applicable

V.	CONTACTS

Service Provider:	Service Recipient:

Colon McLean – VP, HR Business Support Phone: 704-382-3442 Mobile 704-651-6317 Facsimile: 704-382-1982 E-mail: csmclean@duke-energy.com	Jim Haynes VP, HR Spectra Energy US Phone: 713-627-5166 Mobile: 713-501-5641 Facsimile: 713-989-3181 E-mail: jdhaynes@duke-energy.com

CONFIDENTIAL

SCHEDULE A-9

Service Name:	DCP MIDSTREAM GENERAL HR CONSULTING

ID Number(s):	202

I.	SCOPE OF SERVICES

Services:

Consulting, outside of that referenced in specific HR Service Agreements, with Subject Matter Experts from Duke, Human Resources, on an on-going basis through 2007. Consulting may be in the form of telephone and email exchange or meetings as required. Expertise may be sought from the following functions:

•	Staffing & Recruiting

•	Training & Development

•	General & Executive Compensation

•	US Benefits

•	Compliance

•	Vendor Management Office

•	Employee Relations

•	Medical Management

•	Labor Relations

•	Business Support and General Services

II.	SERVICES TERM

January 1, 2007 to December 31, 2007

III.	FEES

Staffing & Recruiting - $79/hour + out of pocket expenses

Training & Development - $86/hour + out of pocket expenses

General & Executive Compensation - $112/hour + out of pocket expenses

US Benefits - $80/hour + out of pocket expenses

Compliance - $93/hour + out of pocket expenses

Vendor Management Office Support - $84/hour + out of pocket expenses

CONFIDENTIAL

Vendor Management Office Transformation - $127/hour + out of pocket expenses

Employee Relations - $78/hour + out of pocket expenses

Medical Management - $122/hour + out of pocket expenses

Labor Relations - $113/hour + out of pocket expenses

Business Support and General Services - $111/hour + out of pocket expenses

IV.	ADDITIONAL TERMS AND CONDITIONS

Not applicable

V.	CONTACTS

Service Provider:		Service Recipient:

Attn:	Colon McLean – VP, HR Business Support Phone: 704-382-3442 Mobile 704-651-6317 Facsimile: 704-382-1982 E-mail: csmclean@duke-energy.com	Attn:	Jim Haynes VP, HR Spectra Energy US Phone: 713-627-5166 Mobile: 713-501-5641 Facsimile: 713-989-3181 E-mail: jdhaynes@duke-energy.com

		Attn:	Chris Lewis VP Human Resources, DCP Midstream Phone: 303-605-2191 Mobile: 303-803-2185 Facsimile: 303-605-2227 E-mail: calewish@duke-energy.com

CONFIDENTIAL

SCHEDULE A-10

Service Name:	SPECTRA ENERGY NON-QUALIFIED ADMINISTRATION - EXECUTIVE BENEFITS

ID Number(s):	41

I.	SCOPE OF SERVICES

Duke Energy shall provide to Spectra Energy the following services to assist with Spectra Energy’s administration of its non-qualified executive benefit plans for employees and directors:

•

Coordinate with external vendor(s) to make certain that executive information including elections, deferrals and beneficiary designations for the Spectra Energy non-qualified defined benefit plan(s) and the nonqualified defined contribution plan(s) are maintained timely and correctly for plan participants;

•	Research and respond to vendor(s) and payroll questions regarding these plans;

•	Verify the quarterly statements prior to distribution to participants;

•	Work with Spectra Energy to facilitate Spectra Energy’s payments of amounts to participants;

•	Process payments due to termination of employment according to the plan and the participant’s elections;

•	Respond to and answer participant and other inquiries;

•	Coordinate with the Trustee and resolve any issues;

•	Provide budget variance explanations monthly and quarterly as requested by Spectra Energy;

•	Enroll new entrants outside of the annual enrollment process (e.g. Approved new hires and promotions) as requested by Spectra Energy;

•	Resolve or work with vendors to resolve any data related issues;

•	Work with Spectra Energy to communicate any plan changes that might be required during 2007 for the 2007 plan year;

•	Provide reconciliation data to Spectra Energy during the vendor(s) transfer process;

•	Provide to Payroll and any other internal or external sources whatever information is needed to maintain these plans;

•	Provide information on investment elections and funding as required; and

•	Provide information on Section 16 participants to Legal.

Subject to, and to the extent provided in the Funding Services Agreement, dated as of October 1, 1977, by and between Duke Energy Corporation (a North Carolina corporation now known as Duke Energy Carolinas, LLC) and Buck Consultants LLC as successor to Vinings Mellon LLC which assumed the rights and obligations of Vinings Management Corporation, as amended from time-to-time (the “Buck Agreement”), Duke Energy Corporation, a Delaware corporation, will provide such Services as defined or used in the Buck Agreement to Spectra Energy.

CONFIDENTIAL

Subject to, and to the extent provided in the Trust Agreement, as amended from time-to-time (the “Trust Agreement”), originally dated as of March 12, 1996, by and between Duke Energy Corporation (a North Carolina corporation now known as Duke Energy Carolinas, LLC) and Wachovia Bank of North Carolina, N.A. (“Trustee”), Duke Energy Corporation, a Delaware corporation, will provide such services as defined or used in the Trust Agreement to Spectra Energy.

Subject to, and to the extent provided in the Duke Energy Corporation Grantor Trust Agreement, dated as of October 1, 1997, by and between Duke Energy Corporation (a North Carolina corporation now known as Duke Energy Carolinas, LLC) and Wachovia Bank N.A., including the Wachovia Executive Services – Executive Compensation and other Non-qualified Trust Services (the “Wachovia Agreement”), Duke Energy Corporation, a Delaware corporation, will provide the services it receives from Trustee, as defined or used in the Wachovia Agreement, to Spectra Energy.

II.	SERVICES TERM

January 1, 2007 – June 30, 2007

III.	FEES

U.S. Plan Costs

$766,000 monthly

U.S. Vendor Costs (Buck and Wachovia)

$23,000 monthly

Note: This assumes that Buck will have one file transmission with Hewitt. If two data file transmissions are necessary, then the annual fee will increase by $20,000 and a one time fee of $5000 will be charged for setup and testing.

Note: Internal administration costs for U.S. Comp/ Executive Comp services are included in the fixed pricing that is stated in the TSA “Stock Plan Administration – Internal.”

Canadian Plan Costs

Not applicable.

IV.	ADDITIONAL TERMS AND CONDITIONS

Not applicable.

CONFIDENTIAL

V.	CONTACTS

Service Provider:		Service Recipient:

Attn:	Kim Pate Director, Compensation Strategy and Executive Compensation Phone: 704-382-0313 Mobile: 704-578-6326 Facsimile: 704-382-8977 E-mail: kcpate@duke-energy.com	Attn:	Charlotte Wayland VP, Executive and US Benefits Phone: 908-373-6596 Mobile: 704-560-3670 Facsimile: 704-382-8794 E-mail: cmwaylan@duke-energy.com

CONFIDENTIAL

SCHEDULE A-11

Service Name:	SPECTRA ENERGY STOCK PLAN ADMINISTRATION – EXTERNAL CONTRACTS – SMITH BARNEY

ID Number(s):	125

I.	SCOPE OF SERVICES

Background:

Smith Barney is vendor for stock administration – external and provides administrative services in connection with the following stock based compensation plan(s): Duke Energy Corporation 1998 Long-Term Incentive Plan; Long Term Incentive Share Option Plan, 1998 (as amended April 26, 2000), Duke Energy Corporation Stock Incentive Plan, and Panhandle Eastern Corporation 1994 Long-Term Incentive Plan.

Services:

Duke Energy will provide Spectra Energy with the following services:

•

Records & Information – Maintain participant and award data to be updated each trading day to reflect all activity through the day. Provide daily reports indicating the number of shares of Spectra Energy Common Stock to be delivered for the prior trading day’s exercises and the aggregate amount of funds to be paid by purchasers for the exercise price for the shares of stock and the taxes or other deductions collected or withheld in connection with such exercise pursuant to the company’s instructions.

•

Option Exercises and Payment – Cause a third party record-keeper to establish and maintain a program and procedures to allow participants to exercise their options and to pay the costs in one of several means to include: exercise and sell to cover, exercise and sell balance, exercise and hold, exercise with stock (stock-for-stock).

•	Plan Accounts – Establish and maintain a limited brokerage account for each participant who exercises options.

•	Telephone Services – Provide participant’s access to third parties automated VRU, for transactions.

•

Reports – Will provide participants with standard set of activity statements related to accounts. Will provide to Spectra Energy, on a routine basis, reports mutually agreed upon to aid in the administration of the awards.

•

Internet Services – Provide participant’s access to certain plan and option information, including participants’ transaction history and participant balance information, the ability to model certain transactions with respect to the plan and the ability to effect certain transactions, including cashless exercise transactions.

CONFIDENTIAL

•

Restricted Stock Awards, Performance Shares, Phantom Stock – Based on information provided by Spectra Energy, ensure the appropriate administration of awards, including tax payment elections and dividends treatment.

Subject to, and to the extent provided in the Stock Plan Services Agreement, dated as of April 26, 2005, by and between Duke Energy Corporation (a North Carolina corporation now known as Duke Energy Carolinas, LLC) and Citigroup Global Markets, Inc. (the “Smith Barney Agreement”), Duke Energy Corporation, a Delaware corporation, will provide such Services as defined or used in the Smith Barney Agreement to Spectra Energy.

II.	SERVICES TERM

January 1, 2007 – December 31, 2007.

III.	FEES

Plan Costs (US)

(Restricted Stock, PE EPS Units, Stock Options, Phantom Stock, Equity Projections Phantom, Performance Awards, Equity Projections Performance)

$851,000 monthly

Plan Costs (Canada)

(Stock Options, Phantom Stock, Equity Projections Phantom, Performance Awards, Equity Projections Performance)

$312,000 monthly

Vendor Costs (Smith Barney)

Spectra Energy US

$4,000 monthly

Spectra Energy Canada (Smith Barney)

$4,000 monthly

IV.	ADDITIONAL TERMS AND CONDITIONS

None.

CONFIDENTIAL

V.	CONTACTS

Service Provider:		Service Recipient:

Attn:	Kim Pate Director, Compensation Strategy and Executive Compensation Phone: 704-382-0313 Mobile: 704-578-6326 Facsimile: 704-382-8977 E-mail: kcpate@duke-energy.com	Attn:	Rebecca McCleary Director, Compensation Phone: 713-627-5878 Mobile: 832-754-9685 Facsimile: 713-989-1503 E-mail: rfmccleary@duke-energy.com

CONFIDENTIAL

SCHEDULE A-12

Service Name:	SPECTRA ENERGY TRAINING AND DEVELOPMENT SERVICES

ID Number(s):	43

I.	SCOPE OF SERVICES

Services:

Development and Delivery of ‘07 “Leading a High Performance Organization”, LHPO, training for Spectra Energy. (Cowie)

•	Design and develop an eight-hour LHPO follow-up training (industry standard used: twenty hours of design per one hour of delivery)

•	Deliver approximately 30 sessions of the LHPO follow-up training beginning March/April 2007 (Delivery and Travel Time) This could be instructed by Cowie or a third part contract instructor

Duke Energy Instructor-led Training classes (Professional Development and All Employee classes)

•	Deliver current Duke Energy courses currently taught by Duke Energy via third party instructors, i.e., Presentation Skills, Conflict Management, Listening Skills, etc.

•	Would need approximately 20 days of instruction

Program Management of Training until July 1, 2007

•	Manage all Spectra Energy courses for the first 8 months of ‘07

•	We would need approximately .5 FTE (Nolen) for eight months

Forum Corporation through Duke Energy will provide Leadership and Professional training instruction

•	Spectra Energy plans to deliver the same Forum courses and an equivalent number of sessions as ‘06:

•	4 Managerial Leadership Development (MLD)

•	5 Supervisory Leadership Development (SLD)

•	3 Emerging Leader Program (ELP)

•	Estimated 60 Competency courses for US and Canada

Consultation of Corporate Human Resources Talent Management Team

•	Periodic consulting from the Duke Energy Organizational Development Group

Subject to, and to the extent provided in the Curriculum Development and Training Agreement (the “Forum Agreement”), dated as of June 6, 2000, by and between Duke Energy Corporation (a North Carolina corporation now known as Duke Energy Carolinas, LLC) and The Forum Corporation of North America (“Forum”), Duke Energy Corporation, a Delaware corporation, will provide such Work as defined or used in the Forum Agreement to Spectra Energy.

CONFIDENTIAL

II.	SERVICES TERM

January 1, 2007 –December 31, 2007.

III.	FEES

Internal labor

Spectra Energy US

$10,000 monthly

Spectra Energy Canada

$16,000 monthly

Vendor (Forum)

Spectra Energy US

$24,000 monthly

Spectra Energy Canada

$16,000 monthly

IV.	ADDITIONAL TERMS AND CONDITIONS

Not applicable.

V.	CONTACTS

Service Provider:		Service Recipient:

Attn:	Mark Short Managing Director, Organization Developement Phone: 704-382-7056 Mobile: 704-577-3158 Facsimile 704-382-3553 E-mail: mlshort@duke-energy.com	Attn:	Michael Landrum Manager Training & Development – Spectra Energy Phone: 713-627-5456 Mobile: 713-851-5182 Facsimile: 713-989-1503 E-mail: mlandrum@duke-energy.com

CONFIDENTIAL

SCHEDULE A-13

Service Name:	SPECTRA ENERGY STOCK PLAN ADMINISTRATION – EXTERNAL CONTRACT - FIDELITY

ID Number(s):	208

I.	SCOPE OF SERVICES

Background:

Fidelity is vendor for stock administration for legacy Cinergy employees – external and provides administrative services in connection with the following stock based compensation plan(s): Cinergy Corp. 1996 Long-Term Incentive Compensation Plan.

Services:

Duke Energy will provide administration for Spectra Energy stock which is part of the legacy Cinergy employees LTI awards administered by Fidelity:

•

Records & Information – Maintain participant and award data to be updated each trading day to reflect all activity through the day. Provide daily reports indicating the number of shares of Spectra Energy Common Stock to be delivered for the prior trading day’s exercises and the aggregate amount of funds to be paid by purchasers for the exercise price for the shares of stock and the taxes or other deductions collected or withheld in connection with such exercise pursuant to the company’s instructions.

•

Option Exercises and Payment – Cause a third party record-keeper to establish and maintain a program and procedures to allow participants to exercise their options and to pay the costs in one of several means to include: exercise and sell to cover, exercise and sell balance, exercise and hold, exercise with stock (stock-for-stock).

•	Plan Accounts – Establish and maintain a limited brokerage account for each participant who exercises options.

•	Telephone Services – Provide participant’s access to third parties automated VRU, for transactions.

•

Reports – Will provide participants with standard set of activity statements related to accounts. Will provide to Spectra Energy, on a routine basis, reports agreed to by Duke Energy/Spectra Energy to aid in the administration of the awards.

•

Internet Services – Provide participant’s access to certain plan and option information, including participants’ transaction history and participant balance information, the ability to model certain transactions with respect to the plan and the ability to effect certain transactions, including cashless exercise transactions.

CONFIDENTIAL

•

Restricted Stock Awards, Performance Shares, Phantom Stock – Based on information provided by Spectra Energy, ensure the appropriate administration of awards, including tax payment elections and dividends treatment.

Subject to, and to the extent provided in the Terms and Conditions and Recordkeeping and Administrative Services, Schedule A – Service Schedule (the “Fidelity Agreement”), effective as of December 28, 2004, by and between Cinergy Services, Inc. (a Delaware corporation now known as Duke Energy Shared Service, Inc.) and Fidelity Stock Plan Services, LLC (“Fidelity”), Duke Energy Corporation, a Delaware corporation, will provide such services as described in the Fidelity Agreement to Spectra Energy.

II.	SERVICES TERM

January 1, 2007 –December 31, 2007.

III.	FEES

US Vendor Costs (Fidelity)

$70,000 annually

$5,834 monthly

Note: Internal administration costs for US Comp/Executive Comp services are included in the fixed pricing that is stated in the TSA “Stock Plan Administration – Internal”

IV.	ADDITIONAL TERMS AND CONDITIONS

None.

V.	CONTACTS

Service Provider:		Service Recipient:

Attn:	Kim Pate Director, Compensation Strategy and Executive Compensation Phone: 704-382-0313 Mobile: 704-578-6326 Facsimile: 704-382-8977 E-mail: kcpate@duke-energy.com	Attn:	Rebecca McCleary Director, Compensation Phone: 713-627-5878 Mobile: 832-754-9685 Facsimile: 713-989-1503 E-mail: rfmccleary@duke-energy.com

CONFIDENTIAL

SCHEDULE A-14

Service Name:	DCP MIDSTREAM STOCK PLAN ADMINISTRATION – INTERNAL

ID Number(s):	203

I.	SCOPE OF SERVICES

Services:

•	Stock Plan Administration Operations

•	Perform daily activity to ensure successful administration of the plans

•	Exercises; run various reports including detailed exercise recap report, taxes due/paid report, daily transaction settlement report and trade date + 3 wire settlement report

•	Terminations; ensuring coding is correct in the system

•	Disposition letters to participants leaving the company indicating their LTI award disposition based on termination reason

•	Off cycle vesting/releases resulting from terminations with appropriate tax settlements

•	Pro-rated vestings & releases of terminated participants

•	System file updates

•	Participant Data File Updates

•

Ensures appropriate data is updated on the EMPLID spreadsheet for non-US participants and non-employee directors; other employee data is updated through nightly file upload to Smith Barney; preparing spreadsheets batch-processing jobs related to retirement eligible employees; and ensuring all updates related to status changes.

•	Long Term Incentive Awards

•	Daily administration and reporting of Restricted Stock Awards, Performance Stock Units, Phantom Shares and Stock Options

•

Administration of the following legacy equity plans– Long Term Incentive Share Option Plan, 1989; Panhandle Eastern Corporation 1994 Long-Term Incentive Plan; Duke Energy Corporation Stock Incentive Plan, 1996 and Duke Energy Corporation 1998 Long-Term Incentive Plan.

•	Track all vesting dates and ensure calculations are accurate.

•	Work with Smith Barney and Investor Relations as appropriate to ensure vested shares are released to employee’s accounts.

•	Ensure all awards are taxed appropriately, including internationals awards, and tax information is reported to accounting

•	Calculate and process through payroll all quarterly dividends for phantom shares.

•	Perform all auditing and reconciliation activities associated with accounts.

•	Ensure all SOX procedures are followed and appropriate documentation is maintained.

CONFIDENTIAL

•	Prepared monthly and quarterly stock option and stock award reports. Ensure review by Duke Energy or Spectra Energy Director of Compensation, as appropriate.

•	Participant Communication

•	Respond to and answer participant questions, address any issues

II.	SERVICES TERM

January 1, 2007 –June 30, 2007. Duke Energy Stock Administrator

Note: Spectra Energy will provide to DCP Midstream after June 30, 2007

III.	FEES

$10,000 monthly which equates to 25% of Total Administration costs.

(The corresponding 75% is accounted for in corresponding Spectra Energy TSA).

IV.	ADDITIONAL TERMS AND CONDITIONS

Not applicable.

V.	CONTACTS

Service Provider: Attn: Kim Pate Director, Compensation Strategy and Executive Compensation Phone: 704-382-0313 Mobile: 704-578-6326 Facsimile: 704-382-8977 E-mail: kcpate@duke-energy.com	Service Recipient: Attn: Wendy Barber Director, Compensation & Benefits – DCP Midstream Phone: 303-605-1764 Mobile: 720-891-3106 Facsimile: 303-605-2227 E-mail: wsbarber@duke-energy.com

Attn: Rebecca McCleary Director, Compensation – Spectra Energy Phone: 713-627-5878 Mobile: 832-754-9685 Facsimile: 713-989-1503 E-mail: rfmccleary@duke-energy.com

CONFIDENTIAL

SCHEDULE A-15

Service Name:	DCP MIDSTREAM NON-QUALIFIED ADMINISTRATION - EXECUTIVE BENEFITS

ID Number(s):	204

I.	SCOPE OF SERVICES

Duke Energy shall provide to DCP Midstream the following services to assist with administration of DCP Midstream employees who have benefits in the Duke Energy non-qualified executive benefit plans:

•

Coordinate with external vendor(s) to make certain that DCP Midstream executive information including elections, deferrals and beneficiary designations for the Duke Energy non-qualified defined benefit plan(s) and the nonqualified defined contribution plan(s) are maintained timely and correctly for plan participants.

•	Research and respond to vendor(s) and payroll questions regarding these plans.

•	Verify the quarterly statements prior to distribution to participants.

•	Work with Spectra Energy to provide appropriate funding and payments for participants.

•	Process payments due to termination of employment according to the plan and the participant’s elections.

•	Respond to and answer participant and other inquiries.

•	Coordinate with the Trustee and resolve any issues.

•	Respond to budget variances monthly and quarterly.

•	Resolve any data related issues.

•	Provide reconciliation data to Spectra Energy during the vendor(s) transfer process.

•	Provide to Payroll and any other internal or external sources whatever information is needed to maintain these plans.

•	Provide information on investment elections and funding as required.

Subject to, and to the extent provided in the Funding Services Agreement, dated as of October 1, 1977, by and between Duke Energy Corporation (a North Carolina corporation now known as Duke Energy Carolinas, LLC) and Buck Consultants LLC as successor to Vinings Mellon LLC which assumed the rights and obligations of Vinings Management Corporation, as amended from time-to-time (the “Buck Agreement”), Duke Energy Corporation, a Delaware corporation, will provide such Services as defined or used in the Buck Agreement to DCP Midstream.

Subject to, and to the extent provided in the Duke Energy Corporation Grantor Trust Agreement, dated as of October 1, 1997, by and between Duke Energy Corporation (a North Carolina corporation now known as Duke Energy Carolinas, LLC) and Wachovia Bank N.A., including the Wachovia Executive Services – Executive Compensation and other Non-qualified Trust Services (the “Wachovia Agreement”), Duke Energy Corporation, a Delaware corporation, will provide the services it receives from Trustee, as defined or used in the Wachovia Agreement, to DCP Midstream.

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Note: Payments for DCP Midstream employees may be paid from the Wachovia Trust (above) or Wells Fargo Trust as per former legacy Pan Energy plan

II.	SERVICES TERM

Internal administration

January 1, 2007 – June 30, 2007 – Duke Energy Executive Benefits Administrator – NOTE: Spectra Energy will provide administration to DCP Midstream after June 30, 2007.

III.	FEES

U.S. Plan Costs

$1000 monthly

Canadian costs are not applicable.

IV.	ADDITIONAL TERMS AND CONDITIONS

Not applicable

V.	CONTACTS

Service Provider: Attn: Attn: Kim Pate Director, Compensation Strategy and Executive Compensation Phone: 704-382-0313 Mobile: 704-578-6326 Facsimile: 704-382-8977 E-mail: kcpate@duke-energy.com	Service Recipient: Attn: Wendy Barber Director, Compensation & Benefits – DCP Midstream Phone: 303-605-1764 Mobile: 720-891-3106 Facsimile: 303-605-2227 E-mail: wsbarber@duke-energy.com

Attn: Charlotte Wayland VP, US and Executive Benefits Spectra Energy Phone: 908-373-6596 Mobile: 704-560-3670 Facsimile: : 704 382 8794 E-mail: CAWayland@duke-energy.com

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SCHEDULE A-16

Service Name:	DCP MIDSTREAM STOCK PLAN ADMINISTRATION – EXTERNAL CONTRACT

ID Number(s):	205

I.	SCOPE OF SERVICES

Services:

(Smith Barney is vendor for stock administration – external)

Provides administrative services in connection with the Company’s stock based compensation plan(s) titled Duke Energy Corporation 1998 Long-Term Incentive Plan; Long Term Incentive Share Option Plan, 1998 (as amended April 26, 2000), Duke Energy Corporation Stock Incentive Plan, and Panhandle Eastern Corporation 1994 Long-Term Incentive Plan.

•

Records & Information - Maintain participant and award data to be updated each trading day to reflect all activity through the day. Provide daily reports indicating the number of shares of Spectra Energy Common Stock to be delivered for the prior trading day’s exercises and the aggregate amount of funds to be paid in the company for the exercise price for the shares of stock and the taxes or other deductions collected or withheld in connection with such exercise pursuant to the company’s instructions.

•

Option Exercises and Payment – Cause a third party record keeper to establish and maintain a program and procedures to allow participants to exercise their options and to pay the costs in one of several means to include: exercise and sell to cover, exercise and sell balance, exercise and hold, exercise with stock (stock-for-stock)

•	Plan Accounts – Establish and maintain a limited brokerage account for each participant who exercises options.

•	Telephone Services – Provide participant’s access to third parties automated VRU, for transactions.

•	Reports – Provide participants with standard set of activity statements related to accounts. Provide to the company, on a routine basis, agreed upon reports to aid in the administration of the awards.

•

Internet Services – Provide participant’s access to certain plan and option information, including participants’ transaction history and participant balance information, the ability to model certain transactions with respect to the plan and the ability to effect certain transactions, including cashless exercise transactions.

•

Restricted Stock Awards, Performance Shares, Phantom Stock – Based on information provided by Spectra Energy, ensure the appropriate administration of awards, including tax payment elections and dividends treatment.

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Subject to, and to the extent provided in the Stock Plan Services Agreement, dated as of April 26, 2005, by and between Duke Energy Corporation (a North Carolina corporation now known as Duke Energy Carolinas, LLC) and Citigroup Global Markets, Inc. (the “Smith Barney Agreement”), Duke Energy Corporation, a Delaware corporation, will provide such Services as defined or used in the Smith Barney Agreement to DCP Midstream.

II.	SERVICES TERM

January 1, 2007 –December 31, 2007.

III.	FEES

Plan Costs (US)

$177,000 monthly

IV.	ADDITIONAL TERMS AND CONDITIONS

Not applicable.

V.	CONTACTS

Service Provider: Attn: Kim Pate Director, Compensation Strategy and Executive Compensation Phone: 704-382-0313 Mobile: 704-578-6326 Facsimile: 704-382-8977 E-mail: kcpate@duke-energy.com	Service Recipient: Attn: Wendy Barber Director, Compensation & Benefits – DCP Midstream Phone: 303-605-1764 Mobile: 720-891-3106 Facsimile: 303-605-2227 E-mail: wsbarber@duke-energy.com

Attn: Rebecca McCleary Director, Compensation – Spectra Energy Phone: 713-627-5878 Mobile: 832-754-9685 Facsimile: 713-989-1503 E-mail: rfmccleary@duke-energy.com

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SCHEDULE A-17

Service Name:	SPECTRA ENERGY STOCK PLAN ADMINISTRATION – INTERNAL

ID Number(s):	40

I.	SCOPE OF SERVICES

Duke Energy will provide to Spectra Energy the following services:

•	Stock Plan Administration Support

•	Duke Energy will perform daily activity to ensure successful administration of the plans, including:

•

In connection with exercises of options, run various reports including detailed exercise recap report, taxes due/paid report, daily transaction settlement report and trade date + 3 wire settlement report;

•	In connection with employee terminations:

•	ensuring coding is correct in the system;

•	providing disposition letters to indicate their LTI award disposition based on termination reason;

•	providing off cycle vesting/releases with appropriate tax settlements; and

•	Providing pro-rated vestings & releases of terminated participants.

•	Duke Energy will perform system file updates as needed.

•	Participant Data File Updates

•

Duke Energy will ensure appropriate data is updated on the EMPLID spreadsheet for non-US participants and non-employee directors; other employee data is updated through nightly file upload to Smith Barney; preparing spreadsheets batch-processing jobs related to retirement eligible employees; and ensuring all updates related to status changes.

•	Long Term Incentive Awards

•	Duke Energy will provide daily administration and reporting of Restricted Stock Awards, Performance Stock Units, Phantom Shares and Stock Options.

•

Duke energy will administer the following legacy equity plans– Long Term Incentive Share Option Plan, 1989; Panhandle Eastern Corporation 1994 Long-Term Incentive Plan; Duke Energy Corporation Stock Incentive Plan, 1996 and Duke Energy Corporation 1998 Long-Term Incentive Plan. Administration of the new “Spectra Energy” 2007 LTI plan

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•	Duke Energy will provide support to Spectra Energy to facilitate Spectra Energy setting up its new equity plan and grant agreement set up

•

Duke Energy will ensure award documents are loaded into the system; work with Smith Barney to ensure Online Grant Acceptance and Online Award Acceptance process are in place for employee acceptances, including all needed PacID’s.

•	Duke Energy will track all vesting dates and ensure calculations are accurate.

•	Duke Energy will work with Smith Barney and Investor Relations as appropriate to ensure vested shares are released to employee’s accounts.

•	Duke Energy will ensure all awards are taxed appropriately, including internationals awards, and tax information is reported to accounting

•	Duke Energy will calculate and process through payroll all quarterly dividends for phantom shares.

•	Duke Energy will perform all auditing and reconciliation activities associated with accounts.

•	Duke Energy will ensure all SOX procedures are followed and appropriate documentation is maintained.

•	Duke Energy will prepare monthly and quarterly stock option and stock award reports and furnish such to the Spectra Energy Director of Compensation.

Note: Duke Energy Stock Administration will provide to Spectra Energy the same stock administration services listed above associated with Spectra Energy stock for legacy Cinergy employees at Fidelity.

•	Insider Trading/Section 16 Insiders

•	Duke Energy will ensure appropriate assignment of values for Duke Insiders and notification to Smith Barney when restrictions are no longer in place

•	Participant Communication

•	Duke Energy will respond to and answer participant questions.

II.	SERVICES TERM

January 1, 2007 –June 30, 2007.

III.	FEES

Spectra Energy US only (50% of admin costs)

$21,000 monthly

Executive STI Payments (Fowler and Dill)

$68,000 monthly

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Spectra Energy Canada only (25% of admin costs)

$10,000 monthly

Remaining 25% of admin costs are charged to DCP Midstream and are accounted for in the corresponding DCP Midstream TSA.

IV.	ADDITIONAL TERMS AND CONDITIONS

Not applicable.

V.	CONTACTS

Service Provider: Attn: Kim Pate Director, Compensation Strategy and Executive Compensation Phone: 704-382-0313 Mobile: 704-587-6326 Facsimile: 704-382-8977 E-mail: kcpate@duke-energy.com	Service Recipient: Attn: Rebecca McCleary Director, Compensation Phone: 713-627-5878 Mobile: 832-754-9685 Facsimile: 713-989-1503 E-mail: rfmccleary@duke-energy.com

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SCHEDULE A-18

Service Name:	SPECTRA ENERGY TRAINING AND DEVELOPMENT CBT DEVELOPER

ID Number(s):	3, 160

I.	SCOPE OF SERVICES

•

Develop, maintain, and troubleshoot Computer Based Training sessions for Environment, Health & Safety, Employee Development and Spectra Energy Compliance which includes needs Analysis; Evaluation of E-learning solution; Consultation; Project Management; Design, Development, Testing, Implementation and Maintenance

•

Related duties to be performed include Storyboard development, Testing/Scenario Requirements, graphics & photos, Animations/Flash movies, training tracking requirements (i.e. People soft), Intranet Delivery, Audio, Video (limited), Book Mark student’s progress, Testing, Track Training Records, CD delivery (for outside firewall)

•	Approximately 75% of a FTE equivalent is required;

•	Current Senior Web Consultant support out of Houston office- Ronnie Proctor

II.	SERVICES TERM

January 1, 2007 –December 31, 2007

III.	FEES

$14,000 per month US dollars

IV.	ADDITIONAL TERMS AND CONDITIONS

None.

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V.	CONTACTS

Service Provider: Attn: Wendy Nepute Director, Talent Management Strategies Phone: 513-287-2634 Mobile: 513-520-1173 Facsimile: 513-419-5567 E-mail: Wendy.Nepute@duke-energy.com	Service Recipient: Attn: Michael Landrum Manager Training & Development – Spectra Energy Phone: 713-627-5456 Mobile: 713-851-5182 Facsimile: 713-989-1503 E-mail: mlandrum@duke-energy.com

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SCHEDULE A-19

Service Name:	SPECTRA ENERGY U.S. BENEFIT PLAN ADMINISTRATION

ID Number(s):	39

I.	SCOPE OF SERVICES

Duke Energy shall provide to Spectra Energy:

U.S.Benefits Accounting & Funding

•	Benefits Accounting receives the invoices, enters accounting information in the system and AP pays the invoice or wires the money, performs financial reconciliation;

•	Benefits funding (transferring funds, maintaining funding vehicles, liaison with Payroll);

•	Making required filings (i.e. PBGC filing/premiums)

•	Assist Spectra Energyin achieving the ability to perform required filings in 2008 for 2007 (i.e. 5500s, Summary Annual Reports, VEBA tax returns);

•	Assist Spectra Energy with its SOX self audit process and auditor interaction;

•	Assist Spectra Energy with its Form 10-Q and related financial disclosure; and

•	Administer PanEnergy and Texas Eastern non-qualified plans (including any necessary record keeping activities) and funding.

U.S.Health & Welfare Plan Administration

•	Assist Spectra Energy in resolving implementation and other issues as they arise;

•	Perform general plan management of health and welfare plans;

•	Provide assistance with Plan interpretation;

•	Perform vendor management related to processes, escalated issues, performance measures, contract management;

•	Ensure compliance with emerging and ongoing regulatory requirements;

•	Perform DCSA compliance testing;

•	Assist with claims on appeal; and

•	Support the Medicare Part D process (application and reimbursement filing).

U.S.Retirement, Pension & Savings

•	Assist Spectra Energy in resolving implementation and other issues as they arise;

•	Perform general plan management of retirement, pension and savings plans;

•	Assist with money manager issues (liaison between Plans and Finance group);

•	Provide assistance with Plan interpretation;

•	Perform discrimination testing for RSP (plus any required RCBP compliance testing);

•	Provide assistance with pension and savings asset movement;

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•	Complete or assist with IRS and/or other applicable governmental filings (qualification letters); and

•	Assist with claims on appeal.

U.S.Employee Benefits Communication

•	Provide employee communications required for benefit purposes (including annual enrollment closeout);

•	Provide reports, information and assist with training, as necessary, to help Spectra Energy prepare for stand-alone benefits administration effective January 1, 2008; and

•	Prepare 2007 summary plan descriptions.

II.	SERVICES TERM

January 1, 2007 –December 31, 2007.

III.	FEES

Plan Costs

$4,009,000 monthly

Third Party Costs

$115,000 monthly

Internal labor

$33,000 monthly

IV.	ADDITIONAL TERMS AND CONDITIONS

To the extent Duke Energy is to make any payment on behalf of Spectra Energy or any of its Subsidiaries as part of providing services under this Schedule, Spectra Energy must fund by wire transfer to a bank account designated by Duke Energy an amount of cash equal to such payment, which funding must be received at such Duke Energy bank account prior to the time such payment is due to be paid from such Duke Energy bank account. Duke Energy shall have no obligation to pay any amounts on behalf of Spectra Energy or any of its Subsidiaries until sufficient funds have been so transferred. Under this Schedule, such services include Duke Energy funding benefits related to Spectra Energy and its Subsidiaries.

Costs for premium stabilization reserve setup at Jefferson Pilot to help fund Spectra Energy Basic Life will be borne by Spectra Energy. This is a pass through cost and is not currently reflected in pricing.

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V.	CONTACTS

Service Provider: Attn: Donna Korte Director Health & Insurance Phone: 704-382-0906 Mobile: 513-312-4793 Facsimile: 704-382-8977 E-mail: Donna.Korte@duke-energy.com	Service Recipient: Attn: Charlotte Wayland VP, Executive and US Benefits Phone: 908-373-6596 Mobile: 704-560-3670 Facsimile: 704 382 8794 E-mail: cmwaylan@duke-energy.com

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SCHEDULE A-20

Service Name:	DCP MIDSTREAM HEWITT SERVICES

ID Number(s):	149

I.	SCOPE OF SERVICES

Subject to, and to the extent provided in the Human Resources Services Agreement between Duke Energy Corporation (a North Carolina corporation and now Duke Power Company LLC) and Hewitt Associates LLC, dated as of May 16, 2005, and as amended from time-to-time (the “HRO Agreement”), Duke Energy will provide such services as defined in the HRO Agreement to DCP Midstream.

II.	SERVICES TERM

January 1, 2007 –December 31, 2007.

III.	FEES

Ongoing Vendor Costs

$121,000 monthly estimate, provided, however, the actual cost will vary based on the number of relevant participants and a per participant charge of $7.964, plus certain related pass-through expenses for postage, delivery, fulfillment processing, and communication processes.

Implementation Costs

$42,858.monthly

Benefits Administration

$18,000 monthly estimate, provided, however, the actual cost will vary based on the number of relevant participants and a per participant charge of $52.844, plus certain related pass-through expenses for postage, delivery, fulfillment processing, and communication processes.

NOTE: Implementation costs for DCP Midstream includes Market Link, Workbrain, Peoplesoft, Taleo and Sum Total.

NOTE: Should DCP Mistream opt to utilize Success Factors, they will be billed $6,682 per month ($80,185. annually) for implementation fees.

IV.	ADDITIONAL TERMS AND CONDITIONS

All segments of DCP Midstream are expected to continue utilization of services as designated in the HRO Agreement through June 30, 2007 to prevent the triggering of additional costs to Duke Energy under the HRO Agreement. In the event that the early

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exit of DCP Midstream through Spectra Energy from receipt of services under the HRO Agreement, in accordance with Section 4.2(a) of the Agreement, prior to June 30, 2007, Spectra Energy will be responsible 100% of the incremental costs incurred by Duke Energy as a result of such early exit by DCP Midstream through Spectra Energy, including any early termination fee, waiver charge, or repricing of per participant costs.

Pass through costs and change order specific to DCP Midstream will be invoiced directly to DCP Midstream through Spectra Energy.

Ongoing provision of Hewitt Services through the HRO Agreement is currently in place with Duke Energy VMO.

Services shall be provided in accordance with the terms and subject to the conditions of the HRO Agreement currently in place with Duke Energy VMO.

Notwithstanding the foregoing, Duke Energy shall not be obligated to provide, and DCP Midstream through Spectra Energy shall not be required to accept, the following services after responsibility for providing those services is transferred to Hewitt: Management Self Service, Compensation, and Your Total Rewards.

Should DCP Midstream choose to participate in Success Factors (Succession Planning & Performance Management Tool); costing is identified in fees above.

To the extent Duke Energy is to make any payment on behalf of Spectra Energy or any of its Subsidiaries (including DCP Midstream) as part of providing services under this Schedule, Spectra Energy must fund (be responsible for DCP Midstream funding) by wire transfer to a bank account designated by Duke Energy an amount of cash equal to such payment, which funding must be received at such Duke Energy bank account prior to the time such payment is due to be paid from such Duke Energy bank account. Duke Energy shall have no obligation to pay any amounts on behalf of Spectra Energy or any of its Subsidiaries (including DCP Midstream) until sufficient funds have been so transferred. Under this Schedule, such services include Duke Energy funding payroll related to DCP Midstream and its Subsidiaries.

V.	CONTACTS

Service Provider: Attn: Martin W Brown Managing Director, HR Client Services	Service Recipient: Attn: Mark Heavens HR Business Process Development Manager - Spectra Energy
Phone: 704-382-5961 Mobile: 704-460-0040 Facsimile: 704-382-4537 E-mail: mbrown@duke-energy.com	Phone: 519- 436-4600 - 2484 Mobile: 519-365-3422 Facsimile: 519-436-5480 E-mail: MHeavens@duke-energy.com

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Attn: Chris Lewis VP Human Resources, DCP Midstream Phone: 303-605-2191 Mobile: 303-803-2185 Facsimile: 303- 605-2227 E-mail: calewish@duke-energy.com

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SCHEDULE A-21

Service Name:	SPECTRA ENERGY EHS MANAGEMENT SYSTEM AUDITS

ID Number(s):	38

I.	SCOPE OF SERVICES

Duke Energy Audit Services will provide EHS Management System audit services to Spectra Energy during 2007, until Spectra Energy can establish the internal capabilities. The intended services can range from performing the audits to assisting in the training of Spectra Energy resources that will be performing EHS Management System audits.

II.	SERVICES TERM

January 1, 2007 – December 31, 2007

III.	FEES

Consultation Fees:

All Duke Energy personnel: $124 per hour plus out of pocket expenses

IV.	ADDITIONAL TERMS AND CONDITIONS

Duke Energy shall provide up to a maximum of 1,000 hours of time from Duke Energy Audit Services.

V.	CONTACTS

Service Provider: Attn: Joe Peak Director, Audit Services Phone: 704-382-0570 Mobile: Facsimile: 704-382-3795 E-mail: jdpeak@duke-energy.com	Service Recipient: Attn: Dorothy Ables VP Audit, Ethics and Compliance Phone: 713-627-4400 Mobile: 713-204-1230 Facsimile: 713-989-3257 E-mail: dmables@duke-energy.com

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SCHEDULE A-22

Service Name:	SPECTRA ENERGY CONSOLIDATIONS ASSISTANCE

ID Number(s):	124

I.	SCOPE OF SERVICES

Consultation - Duke Energy’s Consolidations team will provide consulting services to Spectra Energy relating to accounting consolidation matters, mainly dealing with Hyperion issues. Assistance will be provided on an ad-hoc basis to ensure that Spectra Energy consolidations are properly done and may require set-up of trees for various scenarios or troubleshooting system problems.

II.	SERVICES TERM

January 1, 2007 - March 31, 2007

III.	FEES

Consultation Fees:

All Duke Energy personnel: $105/hour, plus out of pocket expenses

IV.	ADDITIONAL TERMS AND CONDITIONS

None.

V.	CONTACTS

Service Provider: Attn: Edward Leonard Phone: 980-373-6924 Mobile: 704-564-7816 Facsimile: 704-382-0135 E-mail: ewleonar@duke-energy.com	Service Recipient: Attn: M. Kevin White Phone: 713-627-5440 Mobile: 713-410-8967 Facsimile: 713-627-4699 E-mail: mkwhite@duke-energy.com

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SCHEDULE A-23

Service Name:	SPECTRA ENERGY CORPORATE ACCOUNTING FUNCTIONS

ID Number(s):	123

I.	SCOPE OF SERVICES

A.	Duke Energy Corporate Accounting will provide to Spectra Energy accounting, reporting, and reconciliation services in the following areas: stock compensation, pension, and other benefits. The stock compensation accounting service includes coverage for DCP Midstream (i.e. legacy Duke Energy employees who are a part of DCP Midstream). Services include the preparation of necessary journal entries, internal reports, reconciliations, and financial statement disclosures, including required supporting documentation.

B.	Duke Energy Corporate Accounting will provide to Spectra Energy allocations support for payroll taxes, fringes, and other benefits. This service is not provided for DCP Midstream.

C.	Duke Energy Corporate Accounting will provide accounting, reporting and reconciliation services for Spectra Energy entities handled by Corporate Accounting prior to the spin (e.g. Duke Capital, ExchangeCo, CallCo, DENSH, and FINCO). Services include the preparation of necessary journal entries, internal reports, reconciliations, and financial statement disclosures, including required supporting documentation.

II.	SERVICES TERM

A.	January 1, 2007 - May 15, 2007

B.	January 1, 2007 - May 15, 2007

C.	January 1, 2007 – May 15, 2007

III.	FEES

A.	$14,050/month, plus out of pocket expenses

B.	$19,010/month, plus out of pocket expenses

C.	$23,710/month, plus out of pocket expenses

IV.	ADDITIONAL TERMS AND CONDITIONS

None.

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V.	CONTACTS

Service Provider: Attn: David Doss Phone: 704-382-6503 Mobile: 713-806-9452 Facsimile: 704-382-3600 E-mail: dldoss@duke-energy.com	Service Recipient: Attn: Gene Padgett Phone: 713-627-4978 Mobile: 713-224-0079 Facsimile: 713-627-4699 E-mail: enpadgett@duke-energy.com

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SCHEDULE A-24

Service Name:	DUKE ENERGY AUDIT SERVICES RESOURCES SHARING

ID Number(s):	206

I.	SCOPE OF SERVICES

Duke Energy will provide internal audit services to Spectra Energy as requested. In addition, where Duke Energy Audit Services performs audits of functions that provide transition services to Spectra Energy, Duke Energy Audit Services will provide audit documentation to Spectra Energy Audit Services for their reliance. The intended services include performing the audits of common processes, providing documentation of audit results, and providing audit reports of significant findings.

II.	SERVICES TERM

January 1, 2007 – December 31, 2007

III.	FEES

All Duke Energy personnel: $113/hour plus out of pocket expenses

Maximum of 5,000 hours of time from Duke Energy Audit Services.

IV.	ADDITIONAL TERMS AND CONDITIONS

To the extent resources needed to provide requested audit services are unavailable due to utilization on other Duke Energy projects, Duke Energy shall provide the requested audit services only if it does not interfere with other work.

Where Duke Energy and Spectra Energy elect to jointly perform audit services, Duke Energy Audit Services may provide personnel and resources in proportion to its relative portion of the audit. In those situations, no fee will be needed.

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V.	CONTACTS

Service Provider: Attn: Jeff Browning VP, Audit Services Phone: 704-382-6353 Mobile: 704-609-6129 Facsimile: 704-382-3795 E-mail: jgbrowning@duke-energy.com	Service Recipient: Attn: Dorothy Ables VP, Audit, Ethics and Compliance Phone: 713-627-4400 Mobile: 713-204-1230 Facsimile: 713-989-3257 E-mail: dmables@duke-energy.com

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SCHEDULE A-25

Service Name:	SPECTRA ENERGY GENERAL CONSULTATION-FINANCE

ID Number(s):	141

I.	SCOPE OF SERVICES

Duke Energy will provide to Spectra Energy’s Finance Department general consultation services on 2007 matters.

II.	SERVICES TERM

January 1, 2007 - May 15, 2007

III.	FEES

All Duke Energy personnel: $110/hour plus out of pocket expenses

IV.	ADDITIONAL TERMS AND CONDITIONS

None.

V.	CONTACTS

Service Provider: Attn: Sean Trauschke Phone: 980-373-7905 Mobile: 704-604-1402 Facsimile: 980-373-6632 E-mail: rstrausc@duke-energy.com	Service Recipient: Attn: Greg Ebel Phone: 713-627-4608 Mobile: 519-436-7734 Facsimile: 713-627-4805 E-mail: glebel@duke-energy.com

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SCHEDULE A-26

Service Name:	SPECTRA ENERGY AND DCP MIDSTREAM PAYROLL ACCOUNTING

ID Number(s):	155

I.	SCOPE OF SERVICES

Until Spectra Energy is functional on PeopleSoft 8.9, Duke Energy will provide to Spectra Energy both labor distribution and payroll tax accrual services. Labor distribution services will include creating and entering journal entries, preparing account reconciliations, and supporting documentation that distribute labor to the proper Spectra Energy and DCP Midstream general ledger accounts. Payroll tax accrual services will include preparation and entry of journal entries, preparation of account reconciliations, and supporting documentation to record employer tax expense and liability to the general ledger. In addition, it is expected that there will be some ad-hoc reporting and analysis which is currently handled by Duke Energy’s payroll accounting team on Spectra Energy’s behalf. This service does not cover Canadian payroll accounting, but does include DCP Midstream.

II.	SERVICES TERM

January 1, 2007 - March 31, 2007

III.	FEES

$2,190/month, plus out of pocket expenses (split equally between DCP Midstream and Spectra Energy)

IV.	ADDITIONAL TERMS AND CONDITIONS

None.

V.	CONTACTS

Service Provider: Attn: David Doss Phone: 704-382-6503 Mobile: 713-806-9452 Facsimile: 704-382-3600 E-mail: dldoss@duke-energy.com	Service Recipient: Attn: Gene Padgett Phone: 713-627-4978 Mobile: 281-224-0079 Facsimile: 713-627-4699 E-mail: enpadgett@duke-energy.com

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SCHEDULE A-27

Service Name:	CHANGE IN ACCOUNTING POLICY - FIN 48 IMPLEMENTATION

ID Number(s):	130

I.	SCOPE OF SERVICES

Duke Energy has engaged Ernst & Young to implement a FIN 48 system for both Duke Energy and Spectra Energy. There is one engagement letter and project which Duke Energy’s Tax Department will manage on behalf of Duke Energy and Spectra Energy.

II.	SERVICES TERM

January 1, 2007 - March 31, 2007

III.	FEES

Post 12/31/06 fees for services provided by Ernst & Young will be billed 1/3 to Spectra Energy. Any other out of pocket expenses incurred on behalf of Spectra Energy related to the implementation will be billed as incurred.

IV.	ADDITIONAL TERMS AND CONDITIONS

None.

V.	CONTACTS

Service Provider: Attn: Keith Butler Phone: 704-382-8681 Mobile: 704-904-3116 Facsimile: 980-373-5694 E-mail: kgbutler@duke-energy.com	Service Recipient: Attn: Steve Sobell Phone: 704-382-0999 Mobile: 704-258-5827 Facsimile: 704-382-8261 E-mail: smsobell@duke-energy.com.

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SCHEDULE A-28

Service Name:	SPECTRA ENERGY ACCOUNTS PAYABLE

ID Number(s):	47

I.	SCOPE OF SERVICES

Duke Energy will provide Spectra Energy with the following services related to accounts payable administration:

Houston A/P and Help Desk Support.

A.	Vendor master file maintenance;

B.	Call center support and system administration for CAPS and A/P applications;

C.	T&E services;

D.	PCard services;

E.	Invoice processing;

F.	Payment administration, including:

1.	Cardholder maintenance (set-ups, changes, deletes, DOA review);

2.	Business Travel Accounts reconciliation;

3.	Manage payments to card providers;

4.	Manage employee payments for out-of-pocket expenses;

5.	Reconcile cash advances;

6.	Edit expense reports;

7.	Respond to credit card and Exp Reporting System inquiries;

8.	Respond to Remedy inquiries;

9.	Manage control reports (delinquency, unreconciled, receipts);

10.	Create management reports on payables activities; and

11.	Payment for actual charges incurred on Houston employee’s T&E cards or PCards, including other actual charges which currently flow through the inter-company accounts.

Denver A/P and Help Desk Support Services.

A.	Vendor master and catalog file maintenance;

B.	Call center support and system administration for PeopleSoft Purchasing and Inventory applications;

C.	T&E services;

D.	PCard services; and

E.	Payment for actual charges incurred on Denver employee’s T&E cards or PCards, including other actual charges which currently flow through the inter-company accounts.

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Consulting Services to Houston and Denver

A.	Data reporting and analysis;

B.	Business process consulting to support separation and standup; and

C.	End user training support.

II.	SERVICES TERM

January 1, 2007 through December 31, 2007 for Peoplesoft System Administration services.

January 1, 2007 - June 30, 2007 for all other services pursuant to this Schedule.

For informational purposes only, the services identified within this schedule are targeted to end on Standup Day 1 which is targeted for April 1, 2007.

III.	FEES

Houston A/P and Help Desk Support

Flat fee of $42,485 per month

Denver A/P and Help Desk Support Services

Flat fee of $12,666 per month

Consulting Services to Houston and Denver

All Duke Energy personnel: $94 per person per hour of consulting services provided plus out of pocket expenses

PeopleSoft Security and System Administration Services

For the 9 additional months when other AP services have concluded (which amounts are included in the above prices for periods prior to termination of services other than PeopleSoft SSA):

•	Houston A/P and Help Desk Support

Flat fee of $8,178 per month

•	Denver A/P and Help Desk Support Services

Flat fee of $4,136 per month

IV.	ADDITIONAL TERMS AND CONDITIONS

To the extent Duke Energy is to make any payment on behalf of Spectra Energy or any of its Subsidiaries as part of providing services under this Schedule, Spectra Energy must fund by wire transfer to a bank account designated by Duke Energy an amount of cash equal to such payment, which funding must be received at such Duke Energy bank account prior to the time such payment is due to be paid from such Duke Energy bank account. Duke Energy shall have no obligation to pay any amounts on behalf of Spectra Energy or any of its Subsidiaries until sufficient funds have been so transferred. Under this Schedule, such services include Duke Energy funding payments to third parties related to charges incurred on T&E cards or PCards held by employees of Spectra Energy

CONFIDENTIAL

or other members of the Spectra Energy Group, and other charges related to the Gas Business which historically were paid by Duke Energy (or another member of the Duke Energy Group) and charged back to a member of the Spectra Energy Group through intercompany accounts.

Notwithstanding the provisions in the foregoing paragraph, to the extent Duke Energy is to make any payments on behalf of Spectra Energy or any of its Subsidiaries as part of providing services under this Schedule and such payments relate to American Express charges, reimbursement of employee payments for out-of-pocket expenses, or payments to third-parties pursuant to EFT arrangements currently in place at Duke Energy Business Services LLC, Duke Energy shall pay such amounts as they become due and shall aggregate such charges and provide a monthly bill to Spectra Energy with respect thereto. Spectra Energy shall reimburse Duke Energy the amount due under any such bill within one Business Day of Spectra Energy’s receipt of such bill by wire transfer to a bank account designated by Duke Energy. Consistent with historical practices, Duke Energy will provide Spectra Energy with reasonable supporting documentation within reasonable time after delivery of such monthly bills.

The following general assumptions apply in order to provide the services specified and must hold true for the duration this transition service agreement is in effect. In the event any of these assumptions prove to not hold true, all services to be provided and any associated pricing for rendering these services must be re-negotiated.

Assumptions:

•	All Gas Company employees will stay in the Duke Energy HR and Payroll system

•	All Gas Company employees will be able to access current IT systems supporting Duke Energy Supply Chain transactions

•	All Houston Gas Company checks will be printed in Houston and distributed by Houston as administered by Gas Company employees

•	George Mason will remain embedded with the Houston Gas Company employees during the transition period to aid in providing AP services for Houston Gas Company.

For informational purposes only, the services identified within this schedule are targeted to end on Standup Day 1 which is targeted for April 1, 2007.

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V.	CONTACTS

Service Provider: Attn: Sheri Straw Phone: 704-382-8707 Mobile: 513-520-3203 Facsimile: 704-382-2951 E-mail: Sheri.Straw@Duke-Energy.com	Service Recipient: Attn: Veronica A. Cappadonna Phone: 713-627-4778 Mobile: 713-417-3961 Facsimile: 713-386-4157 E-mail: vacappadonna@spectraenergy.com

Service Recipient: Attn: Steve Becker Phone: 303-605-1848 Mobile: 303-517-2829 Facsimile: 303-605-1793 E-mail: smbecker@DCPMidstream.com

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SCHEDULE A-29

Service Name:	SPECTRA ENERGY CORPORATE EHS SCIENTIFIC SERVICES ANALYTICAL SERVICES

ID Number(s):	44

I.	SCOPE OF SERVICES

Duke Energy Scientific Services Analytical Laboratory will provide to Spectra Energy overall coordination, and analytical testing to four general areas within DEGT:

•	Environmental Support (Customer: DEGT Environmental, Health and Safety);

•	Corrosion Product Support (Customer: DEGT Technical Operations, South, Central, East);

•	Hydrostatic Support (Customer: Engineering, Construction and Permitting); and

•	Pipeline Gas Assay Support (Customer: DEGT Gas Management Integrity).

The following services will be provided to the four general areas listed above:

1)	Sample kit preparation in-house, or coordinated with a 3rd party certified laboratory, based on customer request;

2)	Coordination of sample schedules for Environmental Support with DEGT Environmental and Gas Quality Contacts;

3)	Analytical testing for all programs, except Gas Assay, will be performed by a 3rd party certified laboratory in accordance with EPA procedures and under the guidance of NELAP requirements. Vendor lab coordination will be supported by a Contract employee hired by Spectra. Contract employee oversight is provided by Douglas Dodds from Duke.

4)	Pipeline Gas assay analysis and data entry into the Gas Analysis System will be provided by a Contract employee under the direction of Douglas Dodds from Duke.

5)	Data report formats will include, but not limited to, Excel spreadsheets and PDF files. Reporting will be facilitated by a Contract employee

6)	System gas technical and troubleshooting support for area gas sampling and chromatograph operations will be provided; and

7)	Interaction with Environmental Standards and DEGT to turn-over management of DEGT Services currently provided by Duke Energy Scientific Services Analytical Laboratory.

II.	SERVICES TERM

January 1, 2007 – June 30, 2007

The target date for complete transition is December 31, 2006, with DEGT contracting with Environmental Standards to manage Laboratory Services long-term. A contingency plan will be in place to support the above services of DEGT through June 30, 2007.

CONFIDENTIAL

III.	FEES

Labor charges for Scientific Support

Mr. Dodds will be billed at a monthly rate of $7550

Contract employees will be direct billed to Spectra Energy.

Third party vendor lab invoices will be sent to Spectra Energy for payment. (Current practice)

IV.	ADDITIONAL TERMS AND CONDITIONS

In order for Duke Lab to provide these services it is agreed that Spectra Energy will continue to provide access to the Environmental Database and Gas Analysis System.

Duke Lab will transfer 2 chromatographs (1-C9+ & 1-C6+) to Spectra Energy as part of the transition.

V.	CONTACTS

Service Provider: Attn: David Greene Phone: 704-875-4438 Mobile: 704-838-6255 Facsimile: 704-875-5038 E-mail: drgreene@duke-energy.com	Service Recipient: Attn: John Adams Phone: 713-627-4499 Mobile: 713-724-6801 Facsimile: 713-386-4529 E-mail: jvadams@duke-energy.com

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SCHEDULE A-30

Service Name:	SPECTRA ENERGY SECURITY AND BADGE SERVICES

ID Number(s):	46

I.	SCOPE OF SERVICES

Duke Energy will provide Spectra Energy access control and ID badge services. These services include electronic access systems administration, programming and maintenance and ID badge administration for those employees who will transition to Spectra Energy on 1/1/2007; lock & key standards; closed circuit television; systems standards and specifications; compliance reporting and monitoring; and systems design.

These services are to be provided for the following locations: McKinney Bldg Texas; 5400 Westheimer Office Bldg Texas; Hobby Hanger Texas; Mont Belvieu Station Texas; Beaumont Moss Bluff Ops, Texas; Egan Louisiana; Grand Chenier Louisiana; Iowa Louisiana; West Monroe Louisiana; Tampa Ops Florida; Kosciusko Mississippi; Bedford Pennsylvania; Harrisburg Pennsylvania; Delmont Pennsylvania; Marrietta Pennsylvania, Perulack Pennsylvania; Union Town Pennsylvania; Cromwell Connecticut; Lambertville New Jersey; Linden New Jersey; Franklin New Jersey; Capital One Plaza Texas; Midland Texas; Denver Office Colorado; and Tulsa Oklahoma.

In addition, these services are provided for those personnel who have authorized approval for access to these sites and include other DEGT (U.S. and Canada), Corporate, Duke Energy, and DCP Midstream personnel. Personnel is further defined as those who will be Spectra Energy personnel as of 1/1/2007.

II.	SERVICES TERM

January 1, 2007 – March 31, 2007

III.	FEES

$177,400 per year, payable ratably $14,800 per month

IV.	ADDITIONAL TERMS AND CONDITIONS

Until 5:00 pm (Eastern) on December 20, 2006, Spectra Energy has the option to elect to exclude this Schedule and the related Services from inclusion under the Agreement. Such option must be exercised by Spectra Energy providing Duke Energy a written exercise notice prior to 5:00 pm (Eastern) on December 20, 2006, in accordance with Section 15.5 of the Agreement.

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V.	CONTACTS

Service Provider: Attn: Steve Lumpkin Phone: 704-382-7877 Mobile: 704-451-5656 Facsimile: 704-382-3843 E-mail: sclumpki@duke-energy.com	Service Recipient: Attn: Colleen Ingles Baum Phone: 713-627-4882 Mobile: 888-895-9326 Facsimile: 713-989-1580 E-mail: csingles@duke-energy.com

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SCHEDULE A-31

Service Name:	SPECTRA ENERGY DC OFFICE LEASE

ID Number(s):	135

I.	SCOPE OF SERVICES

Duke Energy shall lease office space in its Washington DC Governmental Affairs office to Spectra Energy.

Rent and operating expenses to be paid by Spectra Energy to Duke Energy for the lease term.

Monthly operating expenses include: 2 offices (utilities included), copiers, printers, fax machines, parking, florist, Rolling Greens, office supplies, postage, break room supplies and administrative support.

II.	SERVICES TERM

January 1, 2007 – December 31, 2007

90 day advance notice required to vacate space.

III.	FEES

Monthly lease cost = $5,797

IV.	ADDITIONAL TERMS AND CONDITIONS

Spectra Energy is subject to all contract terms and conditions in Duke Energy’s lease agreement with the Landlord.

V.	CONTACTS

Service Provider: Attn: Benny Biddix Phone: 704-382-3221 Mobile: 704-998-7708 Facsimile: 704-382-4119 E-mail: blbiddix@duke-energy.com	Service Recipient: Attn: Pete Sheffield (Contact information will change) Phone: 980-373-4503 Mobile: 704-996-7938 Facsimile: 704-382-8375 E-mail: pvsheffield@duke-energy.com

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SCHEDULE A-32

Service Name:	SPECTRA ENERGY ENTERPRISE OPERATION SERVICES CONSULTING

ID Number(s):	158

I.	SCOPE OF SERVICES

Enterprise Operation Services, a Duke Energy support services function, will provide consulting services to Spectra Energy upon request and as resources are available. Consultation is offered in the following functional areas:

•	Enterprise Protective Services Consulting

•	Web/Portal Consulting

•	Records Management Consulting

•	Travel Management Consulting

•	Real Estate Services Consulting

II.	SERVICES TERM

January 1, 2007 – March 31, 2007

III.	FEES

Enterprise Protective Services Consulting	$119/hr
Web/Portal Consulting	$98/hr
Records Management Consulting	$98/hr
Travel Management Consulting	$98/hr
Real Estate Services Consulting	$98/hr

IV.	ADDITIONAL TERMS AND CONDITIONS

Hourly rates represent labor charges only. Any travel expenses incurred will be reimbursed by Spectra Energy. Consultant availability is not guaranteed.

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V.	CONTACTS

Service Provider: Attn: Cindy Young Phone: 704-382-0010 Mobile: 704-989-8756 Facsimile: 980-373-9770 E-mail: cmyoung@duke-energy.com	Service Recipient: Attn: Paul Davis Phone: 713-627-5047 Mobile: 713-703-6932 Facsimile: 713-386-4043 E-mail: dpdavis@duke-energy.com

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SCHEDULE A-33

Service Name:	SPECTRA ENERGY AND DCP MIDSTREAM IT CONSULTATION AND MISCELLANEOUS SERVICES

ID Number(s):	199, 200

I.	SCOPE OF SERVICES

Duke Energy will provide DCP Midstream and/or Spectra Energy with support and services for activities that are not set forth in other Schedules. This will include consultation, special reports not provided under current levels of service, etc. Agreement between the Service Provider and Service Recipient is required for all work initiated and completed under this TSA. Written approval by the appropriate VP, IT for DCP Midstream or Spectra Energy is required, with a copy of the approval provided to the Service Provider and the Service Recipients.

II.	SERVICES TERM

January 1, 2007 – December 31, 2007

III.	FEES

Consulting fees will be charged based on the personnel providing the service. Rates are listed in the chart below:

Level of Resource	Rate per Hour		Term Date
Manager, Project Manager	$80	*	12/31/07
Analyst, Programmer	$61	*	12/31/07
Technician	$46	*	12/31/07
Helpdesk, Workstation Support, Clerical	$38	*	12/31/07

*	Rate stated is for Duke Energy personnel. If contract resources are used, the actual resource cost will be used as the fee rate.

IV.	ADDITIONAL TERMS AND CONDITIONS

Duke Energy will provide DCP Midstream/Spectra Energy with a statement of services provided, along with associated fees, at time of monthly billing.

CONFIDENTIAL

V.	CONTACTS

Service Provider:	Service Recipient:	Service Recipient:

Attn: Stan Land Phone: 713-627-4515 Mobile: 713-204-7397 Facsimile: 713-627-4655 E-mail: scland@duke-energy.com	Attn: Steve Craft Phone: 713-627-4310 Mobile: 713-447-4310 Facsimile: 713-627-4066 E-mail: swcraft@spectraenergy.com	Attn: Allan Skov Phone: 303-605-1610 Mobile: 303-808-5447 Facsimile: 303-605-2232 E-mail: askov@dcpmidstream.com

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SCHEDULE A-34

Service Name:	DCP MIDSTREAM IT BUSINESS AND MISCELLANEOUS APPLICATIONS

ID Number(s):	70, 77, 80, 81, 82, 99, 107, 171, 172, 173, 174, 175, 176, 177, 181

I.	SCOPE OF SERVICES

Duke Energy will provide to DCP Midstream support for a variety of business and miscellaneous applications and systems. Individual services, along with their duration and fees, are listed below.

Service	Duration (Mo.)	End Date	Cost / Month
Employee Portal (DCP Midstream 77): Continue to support and make available the employee portal (Plumtree environment). This requires www.duke-employee.com will be used for access. Logical segregation of Duke Energy information is desirable. Continue to provide Paging Gateway service in Charlotte.	12	12/31/07	$12,321
FileNet – Electronic Document Management (EDM) (DCP Midstream 99): Continue to support FileNet EDM system and processes for DCP Midstream. This includes the application interfaces from Real Estate, Corporate Secretary, IT Infrastructure & Support, MSDS, Supply Chain Management, and Records/Email management.	12	12/31/07	$38,252
Records Management (DCP Midstream 171): Continue to make available and support Houston Records Center System and Retention Information Database. Continue to make available and support WebGENCAT and Source Document Log System (SDLS).	12	12/31/07	$2,012
Insurance (DCP Midstream 172): Continue to support STARS and Risk Management Claim Forms.	12	12/31/07	$2,012
Weather (DCP Midstream 173): Provide real-time data to DCP Midstream.	12	12/31/07	$2,609

CONFIDENTIAL

Service	Duration (Mo.)	End Date	Cost / Month
Fleet System (DCP Midstream 174): Continue to make available and support the fleet application used to maintain fleet equipment and inventory.	12	12/31/07	$2,012
Matter Management System (DCP Midstream 175): Continue to support the Matter Management System used by legal for managing their work.	12	12/31/07	$2,012
Teammate (DCP Midstream 176): Continue to support the Teammate application for DCP Midstream.	12	12/31/07	$2,012
SOX Express (DCP Midstream 177): Continue to support Sox Express for DCP Midstream.	12	12/31/07	$2,012
WEB Content Management Tools (70): Continue to support TeamSite content management tool. Includes support for TeamSite web content management system that provides content management to DEFS.com, DCPMidstream.com, Employee Portal, DCPMidstreamPartners.com, and my.dukeenergy.com sites.	12	12/31/07	$2,012
Maximo (DCP Midstream 80): Continue to maintain Maximo application services and Mobile Maximo general consulting level service. Continue to maintain Mobile Maximo server infrastructure support.	12	12/31/07	$9,243
My.duke-energy.com (DCP Midstream 81): Continue to provide support for the my.duke-energy.com portal in the EBS environment. Segregation of data and de-branding of Duke Energy in this environment will be required for LD1. Requires support of current and new Infrastructure, related support for hosting servers, LAN, DMZ, WAN Connectivity, and IP Resolution of new domain. Provide DCP Midstream branding to DCP Midstream users on the My Duke Energy portal post LD1.	12	12/31/07	$11,958
Telecom Information System (TIS) (DCP Midstream 107): Continue to provide availability and support for the Telecom Information System and the DCP Midstream telephone directory. Includes DCP Midstream access to TIS to provide employee MAC (moves, adds, changes) data to upload into DCP Midstream telephone directory.	12	12/31/07	$2,012
Change Control – (DCP Midstream 181) Continue providing change control functions. This includes ICI and CCAP.	12	12/31/07	$2,012

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II.	SERVICES TERM

The duration and end date of each service is provided in the above chart.

III.	FEES

See Chart above for fees.

IV.	ADDITIONAL TERMS AND CONDITIONS

None.

V.	CONTACTS

Service Provider:		Service Recipient:

Attn:	Stan Land Phone: 713-627-4515 Mobile: 713-204-7397 Facsimile: 713-627-4655 E-mail: scland@duke-energy.com	Attn:	Allan Skov Phone: 303-605-1610 Mobile: 303-808-5447 Facsimile: 303-605-2232 E-mail: ASkov@DCPMidstream.Com

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SCHEDULE A-35

Service Name:	DCP MIDSTREAM HUMAN RESOURCES (HR) SYSTEMS

ID Number(s):	166, 167, 168

I.	SCOPE OF SERVICES

Duke Energy shall provide DCP Midstream, or support DCP Midstream’s use of third-party services that so provide, the systems and IT-related services needed for the Human Resource function. Services include those provided by Hewitt, Smith Barney, Equity Edge (for historical data only), Duke Energy, and other 3rd party vendors. DCP Midstream intends to move to a DCP Midstream service solution effective January 1, 2008 and will also need Duke Energy’s support during this transition in terms of data migration, data conversion, documentation and other assistance. Services to be included, along with service duration, service end date and fees are listed in the Chart below.

Service	Duration (Mo.)	End Date	Cost / Month

HR Portal (DCP Midstream166): Duke Energy to provide access to the Hewitt HR services and to support a technical solution that links the new DCP Midstream Employee Portal to the Hewitt HR Services (via the Duke Energy Portal). Requires providing access to Hewitt services and supporting a technical solution that allows DCP Midstream employees access Hewitt HR services after the DCP Midstream portal is created.

Access will be provided via links from the DCP Midstream portal to pages on the Duke Energy Portal. DCP Midstream employees will link to myHR and Briefcase applications from those pages.

Support Org Chart and Phone Book applications for DCP Midstream. DCP Midstream will use a separate Org Chart and Phone Book applications from Duke Energy. These applications will contain only Spectra Energy and DCP Midstream data. There will be no access to the Duke Energy Phone Book and Org Chart applications.

	12	12/31/07	$11,958
HR Data Mart (DCP Midstream167): Continue to support the HR datamart and all reporting using business objects from the datamart.	12	12/31/07	$4,810

CONFIDENTIAL

HR Non-Hewitt applications (DCP Midstream 168): Duke Energy to continue to provide support for Taleo (the Career Ops replacement DCP Midstream will move to on 1/1/07), Bookmark (Duke Energy Supported) and Third Party Services. Duke Energy to continue support for HR applications that do not fall under Hewitt or other third party provider, i.e., Lotus Notes, DON, and Bookmark. Continue to support non-Hewitt HR third party services, e.g., Smith Barney and Equity Edge (for historical data only).	12	12/31/07	$4,628
Please see DCP Midstream Non-IT TSA’s for additional information about the support requirements for Hewitt applications.	—	—	—

II.	SERVICES TERM

The duration and end date of each service is provided in the above Chart.

III.	FEES

See Chart above for fees.

IV.	ADDITIONAL TERMS AND CONDITIONS

None.

V.	CONTACTS

Service Provider:		Service Recipient:

Attn:	Stan Land Phone: 713-627-4515 Mobile: 713-204-7397 Facsimile: 713-627-4655 E-mail: scland@duke-energy.com	Attn:	Allan Skov Phone: 303-605-1610 Mobile: 303-808-5447 Facsimile: 303-605-2232 E-mail: ASkov@DCPMidstream.Com

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SCHEDULE A-36

Service Name:	DCP MIDSTREAM AND SPECTRA ENERGY IT FINANCIAL SYSTEMS

ID Numbers:	6, 15, 16, 17, 18, 59, 82

I.	SCOPE OF SERVICES

Provide the IT systems and processes needed to support DCP Midstream and Spectra Energy’s financial needs, including GL, AP, AR, Billing, Project Costing, Assets, Tax, Reporting, Hyperion, Consolidations, Treasury and the financial data mart. Support through the March 2007 quarter close consolidation and reporting will be included in this TSA. DCP Midstream and Spectra Energy have targeted 4/1/07 as the implementation date for its stand-alone financial systems and may terminate the transition service on these systems at that time. Any services provided after the March 2007 quarter close are priced and treated separately below. The specific services, termination dates, and fees follow. Out of pocket costs will be billed at actual.

Service	Duration (Mo.)	End Date **	Spectra Energy Cost / Month		DCP Midstream Cost / Month
PeopleSoft modules (Spectra Energy – GL, AP, AR (15); DCP Midstream – GL, AP, AR, Billing, Project Costing, and Assets (82): Provide access and support operations of IT systems and processes for PeopleSoft 8.0 modules and all system interfaces associated with said modules for DCP Midstream/Spectra Energy users. Includes Merkur/VSI for modules associated with DCP Midstream.	12	12/31/07	$27,845	*	$69,937	*
Financial Data Mart (16, 82): Provide access and support operations of IT systems and processes for Financial Data Mart and all system interfaces associated with the Data Mart. Provide support and ensure availability of Business Objects reports run against the Data Mart.	12	12/31/07	$71,127		$40,714

CONFIDENTIAL

Service	Duration (Mo.)	End Date **	Spectra Energy Cost / Month	DCP Midstream Cost / Month
Hyperion (59, 82): Provide access and ensure operation of IT systems and processes for Hyperion Enterprise (HE) and ESSBASE, including all system interfaces to HE and ESSBASE in order to complete consolidations and other required reporting.	12	12/31/07	$45,817	$18,922
Accounts Payable and Related Support (6, 82): Support Accounts Payable, including support of PeopleSoft AP(as noted in the PS support section above), CAPS Online (Spectra Energy only), CAPS Online Request Database (Spectra Energy only), Delegation of Authority , Pcard, Convey, AP Datamart, Check Printing, Travel & Expense Reporting, and AP Vendor setup and approval. TSA period is linked to financial system (for both DCP Midstream and Spectra Energy) and AP functional outsourcing implementations (for Spectra Energy only).	12	12/31/07	$64,760	$27,538
Tax – Corp. Tax (SQL) (17): Continue to provide current level Corp. Tax of support for Spectra Energy, including (1) infrastructure support for services and workstations; (2) application support, and; (3) SQL database support.	12	12/31/07	$524
In-house Tax – Data Warehouse (SQL) (17): Continue to provide support for the in-house developed/supported tax data warehouse, including (1) infrastructure support for servers and workstations; (2) application support, and; (3) SQL database support.	12	12/31/07	$524
Tax – PowerTax (Oracle) (Complement to PlantDB) (17): Continue to provide support for the PowerTax application, including (1) infrastructure support for servers and workstations, (2) application support, and; (3) Oracle database support.	12	12/31/07	$524
Tax – Burrwolf (SQL) (Property Tax Tracking) (17): Continue to provide current level of support for Spectra Energy. Support includes (1) infrastructure support for services and workstations; (2) application support, and; (3) SQL database support.	12	12/31/07	$524
Tax – Lotus Notes DBs for Tax (17): Continue support for all Lotus Notes databases used by Tax.	12	12/31/07	$524
Treasury – TMAN (18): Provide access and ensure operation of IT systems and processes for Treasury Management (TMAN) and all system interfaces associated with TMAN for Spectra Energy users. Provide support and ensure operation for all reporting functionality within TMAN.	12	12/31/07	$4,146

**	Does not include year end 12/31/07 close consolidation and reporting support

CONFIDENTIAL

*	In addition to the prior fee table, if DCP Midstream or Spectra Energy or both retains Duke Energy for these services beyond March 2007 quarter close, the following changes will occur to the fees:

1.	If Duke Energy services are required beyond March 2007 quarter close, the Duke Energy Financial IT support teams will require consultants to backfill Duke Energy personnel. Each consultant is priced at $25,000/month. For the April and May close, they will require 2 consultants ($50,000/close).

2.	If Duke Energy services are required for the June 2007 close and Duke Energy is not able to eliminate the mainframe processor, the cost to extend the hardware and software leases, and the cost to purchase additional storage is $1,000,000 for the period 7/01/07 through 12/31/07.

3.	If Duke Energy services are required for the June 2007 close and/or beyond, Duke Energy Finance IT must retain the PeopleSoft implementation team until that work can resume. The cost of this retention is $1,500,000 / monthly close.

4.	If the Duke Energy PeopleSoft 8.9 implementation can not be achieved prior to the SOX change prohibition deadline, the PeopleSoft consulting staff must be retained until work can resume in January, 2008 at a cost of $1,500,000 per month.

5.	Hyperion Enterprise can not be supported past 6/30/07.

II.	SERVICES TERM

The duration and end date of each service is provided in the above chart.

III.	FEES

See Chart above for fees.

IV.	ADDITIONAL TERMS AND CONDITIONS

None.

CONFIDENTIAL

V.	CONTACTS

Service Provider: Attn: Stan Land Phone: 713-627-4515 Mobile: 713-204-7397 Facsimile: 713-627-4655 E-mail: scland@duke-energy.com	Service Recipient: Attn: Steve Craft Phone: 713-627-4310 Mobile: 713-447-4310 Facsimile: 713-627-4066 E-mail: swcraft@spectraenergy.com	Service Recipient: Attn: Allan Skov Phone: 303-605-1610 Mobile: 303-808-5447 Facsimile: 303-605-2232 E-mail: askov@dcpmidstream.com

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SCHEDULE A-37

Service Name:	DCP MIDSTREAM IT INFRASTRUCTURE

ID Numbers(s):	69, 73, 101, 112, 113, 115, 116, 122, 161, 162, 163, 164, 165

I.	SCOPE OF SERVICES

Duke Energy shall provide IT Infrastructure support to DCP Midstream, enabling DCP Midstream’s use of Duke Energy’s supported IT Systems through their TSA period. IT Infrastructure support will include Active Directory, Business/IT Recovery, Asset Center, WIP, Change Management, and Workstation Management. The individual services, their duration and fees are listed in the chart below.

Service	Duration (Mo.)	End Date	Cost / Month
Business/IT Recovery (DCP Midstream 161) – Use of ADC at McGuire complex to meet business disaster recovery needs. The costs include Disaster Recovery ($19,079) and CS & ADC facility costs ($6096)	12	12/31/07	$25,175

Workstation Management (DCP Midstream 112): This TSA is broken into 4 TSA’s for pricing. NOTE: for all 4 Workstation TSA’s the following applies: DCP Midstream to determine execution of BR07x release. Requires 7:00 AM through 5:00 PM, Monday thru Friday. On Call after hours/weekends. Requires all services currently provided by Duke Energy IT Ops Enterprise Workstation Management group. Administration of the Deploy Work Management System (DWMS) by the Workstation Deploy and Management group. Vendor performance support for all products and services offered by EWM. Maintain Work Management built in to Remedy (Help Desk) application.

TSA number (1) Maintain BR06A image support and maintenance.

	12	12/31/07	$13,155
Workstation Management (DCP Midstream 162): TSA number (2) Maintain WSUS patch deployments. Please see DCP Midstream I23 for additional details.	12	12/31/07	$13,155

CONFIDENTIAL

Service	Duration (Mo.)	End Date	Cost / Month
Workstation Management (DCP Midstream 163): Service number (3) Maintain DAE support. Continue to provide access to DAE service and related support. Please see DCP Midstream I23 for additional details.	12	12/31/07		$13,155
Workstation Management (DCP Midstream 164): TSA number (4) Maintain all applications, utilities and tools used for workstation management services. Please see DCP Midstream I23 for additional details.	12	12/31/07		$13,155

Server Operations – Dedicated server support for Windows and Unix (DCP Midstream 113): Continue services for Windows and UNIX server support, including all levels of support (Basic, Premium Service, Web, Database, and Citrix) currently provided. Load balancing (Foundry), print server support, DMZ WEB staging servers, and disaster recovery for all DCP Midstream locations. Includes 4 hour server restoration and 24x7 monitoring for premium level service, as well as 8x5 monitoring and 12 hour server restoration for basic level service. This also includes proactive problem resolution, system backups, virus protection, capacity planning, hardware, software maintenance, SOX controls and IT General controls.

Continuation of services for server builds, including networking, racking, middleware, server design, server hardware procurement, server patching coordination, and monitoring and alarming for all DCP Midstream locations.

Continuation of services for all database server support. This includes a growth of approximately 40 servers, those servers will require install and de-install services. The new servers are assumed to be Wintel servers requiring Basic support. Continue to provide FTP functionality. Requires FTP to Charlotte Internet facing FTP server. Requires access to DCP Midstream users and clients to ftp directories on an as needed / requested basis.

Continue to provide policies, procedures, standards, data repositories, gadgets, widgets, workflow tools and content, as provided today via the portal, shared drives, and other means.

Continue applications development, maintenance, and enhancement support for in-flight and scheduled projects. Support includes infrastructure,

	12	12/31/07	$ $ $	99,750 until 6/30/07. Then 79,800 until 9/30/07. Then 19,950 until 12/31/07.

CONFIDENTIAL

Service	Duration (Mo.)	End Date	Cost / Month

application environment, database, development, implementation, and Tier 1&2 services.

Continue to provide access and support to the current group of Duke Energy applications and services. Includes interface points between DCP Midstream and Duke Energy for the request and administration of services received from Duke Energy. Examples – Business Continuity Planning, ICI, Action Remedy, Duke Application Portfolio (DAP) or Duke Energy’s new ITG replacement solution, Teleconference System (Teleconference cards), GEMS or Hewitt’s new Success Factors replacement solution, Lotus Notes Forms Repository, COIP, and IT ROM.

Provide LIM Pricing for each of the 5 DCP Midstream GMS Databases with related support.

The following applications have a “Mid-tier” support component that must continue to be supported. The mid-tier components include change management (ICI and CCAP), database services, security services, etc. In addition Tier 2 application support is provided for Lotus Notes applications and application development, Maximo, interface web services support, etc.

Applications requiring special Mid Tier support include, but are not limited to:

QQM – Business Objects: Includes support that will have interdependencies with Revenue Accounting project. Requires Duke Energy to provide server support for QQM Business Objects related to Quorum Applications.

Quorum Suite of Applications.

GMS: Includes some logic to be developed for Transaction Confirmations executed before LD1 but not transacted until after LD1.

Petris OneCall: Requires continued support of the SQL Database shared in DEBS environment.

Decommission: Continue support of obsolete applications and services until they are decommissioned. Applications include GMS Dashboard.

Revenue Accounting: Revenue Accounting project is currently an in-flight project that has interdependencies on TIPS, QDOD, TIE, QCM, and BottomLine that are expected to need support in the EBS environment.

CONFIDENTIAL

Service	Duration (Mo.)	End Date	Cost / Month

DEFS.com/DCPPartners.com : Continue to host external websites and related domain name resolution. Requires support of current and new Infrastructure, related support for hosting servers, LAN, DMZ, WAN Connectivity, and IP Resolution of new domain. Provide redirection from DEFS.com to DCP Midstream.com post LD1.

Limited Action Applications: Continue support of applications in Duke Energy environment. Includes application environment, database service, data, and Tier 1&2 services.

All other mid tier activities.

Costs include Oracle software maintenance ($6503) and Server Support ($93,247)

Peregrine Desktop Discovery (PDI) (DCP Midstream 165) – Maintain all desktop discovery tools that are used to inventory/scan workstations to identify software and hardware information.	12	12/31/07	$430
Server Operations – SAN (DCP Midstream 115): Continuation of services for SAN support as currently provided, including the shared EMS NASes (Charlotte and Denver) for all DCP Midstream locations. Requires 24x7 monitoring, proactive problem resolution, capacity planning, hardware and software maintenance. Continuation of services for all Storage related services. Continuation of tape library maintenance services including back-up and restore operations, tape retention, disaster recovery, etc. for all DCP Midstream locations.	12	12/31/07	$59,862
Server Operations – Shared WEB server support (DCP Midstream 116): Continue services for shared web server support, including all levels of support (Basic and Premium) currently provided for all DCP Midstream locations. Includes 4 hour server restoration and 24x7 monitoring for premium level service, as well as 8x5 monitoring and 12 hour server restoration for basic level service. This also includes proactive problem resolution, system backups, hardware and software maintenance.	12	12/31/07	$1,250

CONFIDENTIAL

Service	Duration (Mo.)	End Date	Cost / Month
Help Desk (DCP Midstream 101): Continue to provide Help Desk support, the use of the Remedy applications, and access to the knowledge tool. All services currently provided by Duke Energy with regard to Help Desk are to remain ‘as is’ for DCP Midstream. Includes continuation of the current services. (24x7 for High and Urgent problem calls.). Includes continued support and maintenance of all Remedy functions. Requires current customer service levels.	12	12/31/07	$27,686
GMS AltraWeb/AltraExchange (DCP Midstream 69): Continue to support infrastructure for hosting GMS servers in the DMZ, LAN and Internet connectivity. AltraWeb is an external facing application independent of other external facing applications, but sharing the DCP Midstream.com domain. Continue hosting existing AltraWeb hosting servers in the DMZ, DNS routing related to DCP Midstream.com namespace, web redirect from DCP Midstream and DEFS.com namespace, and backend connectivity to GMS servers. Maintain current LAN & WAN connectivity.	12	12/31/07	$15,496
Citrix Application Environment (DCP Midstream 73): Continue to provide infrastructure and application support for the Citrix environment. Requires current level of support for application server environment and LAN/WAN connectivity.	12	12/31/07	$15,703
Data Center Access (DCP Midstream 122) Provide access to the Duke Energy data center and ADC for all applications, servers, user ID’s, and workstations. DCP Midstream and 3rd Parties, contracted by DCP Midstream will require data center and ADC access to facilitate the transition.	12	12/31/07	$0.00

II.	SERVICES TERM

The duration and end date of each services is provided in the above Chart.

III.	FEES

See Chart above for fees.

IV.	ADDITIONAL TERMS AND CONDITIONS

None.

CONFIDENTIAL

V.	CONTACTS

Service Provider:		Service Recipient:

Attn:	Stan Land Phone: 713-627-4515 Mobile: 713-204-7397 Facsimile: 713-627-4655 E-mail: scland@duke-energy.com	Attn:	Allan Skov Phone: 303-605-1610 Mobile: 303-808-5447 Facsimile: 303-605-2232 E-mail: ASkov@DCPMidstream.Com

CONFIDENTIAL

SCHEDULE A-38

Service Name:	DCP MIDSTREAM IT SECURITY

ID Numbers(s):	94, 95, 183, 184, 185, 186, 187, 188, 190

I.	SCOPE OF SERVICES

Duke Energy is to provide DCP Midstream with the services needed to maintain a secured connection between DCP Midstream and Duke Energy’s network, including processes and controls for accessing the Duke Energy network, and Duke Energy supported applications and systems residing in Duke Energy’s environment. The services to be provided, the duration for each, and the associated fees are in the Chart below.

Service	Duration (Mo.)	End Date	Cost / Month
WEB Content Filtering (190): Duke Energy to provide Web content filtering support.	12	12/31/07	$7792
Security Administration (DCP Midstream 94): Support IT infrastructure security, including continuation of current services for anti-virus protection, application assessments, ASP assessments, IT security exception reviews, infrastructure and other security related project consultation, security policies and standards reviews, internal penetration testing, security awareness updates, email filtering consultation, security interface application support, and the FERC Compliance process.	12	12/31/07	$7792
Active Directory (DCP Midstream 95): Provide access to the DCP Midstream Active Directory domain. Requires Active Directory service support (including trust relationships between ADs). Requires support be available 24/7.	12	12/31/07	$7792
CIRT (DCP Midstream 183): Continue CIRT communications and updates between the DCP Midstream CIRT team and Duke Energy via phone calls. Make all portal updated information available for DCP Midstream staff to post on the DCP Midstream portal.	12	12/31/07	$7792

CONFIDENTIAL

Service	Duration (Mo.)	End Date	Cost / Month
Vulnerability (Patch) Mgt. Reviews (DCP Midstream 184): Continue vulnerability patch management updates. Both DCP Midstream and Duke Energy will continue to endeavor to meet all needed patch dates while both company’s networks are connected together.	12	12/31/07	$7792
Firewall Change Request (DCP Midstream 185): Continue to provide firewall support for DCP Midstream. Significant changes will be discussed and\or coordinated with Duke Energy to ensure the continued network integrity.	12	12/31/07	$7792
WIP, Synchronization, and Data Integrity Reports (DCP Midstream 186): Continue to produce all system integrity reporting processes including (but not limited to): 1) AD Data Integrity, 2) Inactivity Reports, 3) Sweeper Reports, and 4) Review of Expired Emergency Temp IDs Reports, 5) 3rd Party Spreadsheet Renewal Process, 6) 3rd Party IT Access Request, 7) ongoing security reporting, etc. Includes service schedule needs to be coordinated with HR’s schedule for WIP processing and when communications are severed between DCP Midstream and Duke Energy.	12	12/31/07	$15,615
IDS Monitoring (DCP Midstream 187): Duke Energy will monitor the IDS for DCP Midstream’s network, detecting known signatures of malicious code on company computers and networks. DCP Midstream will be informed of issues that occur in the same manner as today to maintain network integrity. While on Duke Energy’s network, DCP Midstream will share any significant issues reported from IDS/IPS monitoring through the CIRT process.	12	12/31/07	$7792
Security Forms Processing (DCP Midstream 188): Duke Energy will process security related forms requested from DCP Midstream including (but not limited to): 1) 3rd Party Connection Requests, 2) Active Directory Change Requests, 3) Employee Remote Access Request, 4) Firewall / Filter Change Requests, 5) Personal User ID Requests / Firewall Management Server UNIX logonid’s, and 6) Standards Exception Requests.	12	12/31/07	$7792

II.	SERVICES TERM

The duration and end date of each service is provided in the above Chart.

CONFIDENTIAL

III.	FEES

See Chart above for fees.

IV.	ADDITIONAL TERMS AND CONDITIONS

1.	IT 5000 Policies, Standards and Procedures

•

Duke Energy and DCP Midstream will adhere to the IT 5000 Policies, Standards, and Procedures of both parties as a minimum. Current Duke Energy process for documenting, reviewing, and approving exceptions will be followed. Additional exceptions, (including the case where one party’s standards are less stringent than the other’s), will be mitigated using the dispute resolution process described in this agreement with additional routing so that both parties stay abreast of issues.

•	Duke Energy understands that DCP Midstream will not be installing two-factor authentication in 2007 due to timing and cost. This exception will be documented, if not already.

2.	IT 6000 Policies, Standards, and Procedures

•

IT 6000 policies are out of scope for DCP Midstream’s SCADA Network due to cost and regulatory differences. Current documented exceptions will continue their periodic review, and if not eliminated, reasonable continuance will be granted for the exception mitigation. While DCP Midstream and Duke Energy networks are bridged, DCP Midstream will continue to maintain the current security configuration around the SCADA networks as a minimum. Any exceptions to this will be mitigated using the current exception process with added routing so that both parties stay abreast of issues.

3.	Internal Penetration testing

•

Neither company will request internal penetration testing by the other; however, either party may conduct penetration testing on their own infrastructure to ensure ongoing network integrity as long as such testing is communicated to the other company prior to the beginning of testing. Any significant issues found by either party will be communicated to the other party.

4.	Forensic Investigations

•

Neither DCP Midstream nor Duke Energy will conduct forensic investigations of the other’s IT assets. This is being done to protect the privacy of the party being investigated. Either Duke Energy or DCP Midstream may need access to the others assets, depending on the extent of an investigation. Permission for such access will be requested in writing (or e-mail), and will not be unreasonably withheld. Approval from either the HR or Legal department of the other company will be deemed sufficient permission.

CONFIDENTIAL

5.	Project Security Consulting

•	DCP Midstream will do its own security project consulting as needed. While the networks are bridged, decisions that may affect the integrity of network security will be communicated to both parties.

6.	IT Security Policy and Standards

•

DCP Midstream will maintain its own security policy, standards, and governance, as will Duke Energy. While the networks are bridged, decisions that may affect the integrity of IT security of either party will be communicated to both parties.

•	Duke Energy will provide adequate notice to DCP Midstream of any security policy, procedure or other security-related changes that could impact the operation of DCP Midstream’s systems.

V.	CONTACTS

Service Provider:		Service Recipient:

Attn:	Stan Land Phone: 713-627-4515 Mobile: 713-204-7397 Facsimile: 713-627-4655 E-mail: scland@duke-energy.com	Attn:	Allan Skov Phone: 303-605-1610 Mobile: 303-808-5447 Facsimile: 303-605-2232 E-mail: [ASkov@DCPMidstream.Com]

CONFIDENTIAL

SCHEDULE A-39

Service Name:	DCP MIDSTREAM TELECOMMUNICATIONS/NETWORK

ID Number(s):	102, 108, 109, 110, 111

I.	SCOPE OF SERVICES

Duke Energy will provide DCP Midstream with telecommunications and network services. Services to be included are listed in the Chart below.

Service	Duration (Mo.)	End Date	Cost / Month
Cellular Phone Billing and Management (DCP Midstream 102): Provide DCP Midstream with cellular phone reporting to employees and employee’s manager. Requires providing DCP Midstream with cellular phone reporting since cellular vendors provide electronic consolidated billing with pooled minutes plan. Requires DCP Midstream employees to load vendor billing from pool plan into billing application. Duke Energy to provide programming support for formatting application if needed. Requires Duke Energy to provide use of software application for DCP Midstream cell phone usage management reports. Average charges are $9000 a month.	12	12/31/07	Pass through actual charges.
WAN Operations for DCP Midstream circuits routed through Charlotte (110): Maintain current DCP Midstream circuits routed through Duke Energy Charlotte. Requires Duke Energy to maintain vendor circuits from demarc to Duke Energy routers, CSU’s; respond to trouble tickets as dispatched on circuits and equipment. This includes the costs for the circuits leveraging Duke Energy’s corporate volume discounts. Maintain routing tables as required. Continue routing of voice traffic within Duke Energy’s Charlotte network. Includes support for the ISDN circuits and services for the Tandberg video conferencing system.	12	12/31/07	$30,247
Virtual Private Network (VPN) and Remote Access Service (DCP Midstream 109): Manage current VPN service in Charlotte. Includes the management and maintenance of the Nortel VPN gateways in Houston, Chatham and Calgary. Includes VPN desktop clients	12	12/31/07	$5,827

CONFIDENTIAL

Service	Duration (Mo.)	End Date	Cost / Month
and VPN access by DCP Midstream employees and approved third parties. Continue to provide remote dial-in services including global dial-up access for all DCP Midstream locations. Requires ability to access the corporate intranet from anywhere in the world, 24x7 service availability, problem investigation via SPOC, hardware and software maintenance for related infrastructure, capacity planning.
Internet Service Access (DCP Midstream 108): Continue to provide DCP Midstream with access to the Internet. Includes management and maintenance of Internet access and availability to DCP Midstream thru existing Internet gateways in Charlotte or the ADC. Includes Internet access to DCP Midstream using approved Internet protocols and services.	12	12/31/07	$28,704
Network Monitoring (DCP Midstream 111): Continue Network Monitoring. Services include outage recognition and customer notification at a monitored location, problem isolation, carrier engagement, and follow-up. Define customer devices to network management systems and monitor network/device connection availability. Notify customers (pager, phone call, or email) of service disruption as reported by the management system. Provide location-specific reports for availability information of WAN circuits as requested. Isolate problem to router or circuit. Escalate circuit problem by reporting to carrier and following up for resolution. Includes all current TOC (Telecommunication Operations Center) services.	12	12/31/07	$7,844

II.	SERVICES TERM

The duration and end date of each service is provided in the above Chart.

III.	FEES

See Chart above for fees.

IV.	ADDITIONAL TERMS AND CONDITIONS

None

CONFIDENTIAL

V.	CONTACTS

Service Provider: Attn: Stan Land Phone: 713-627-4515 Mobile: 713-204-7397 Facsimile: 713-627-4655 E-mail: scland@duke-energy.com	Service Recipient: Attn: Allan Skov Phone: 303-605-1610 Mobile: 303-808-5447 Facsimile: 303-605-2232 E-mail: [ASkov@DCPMidstream.Com]

CONFIDENTIAL

SCHEDULE A-40

Service Name:	SPECTRA ENERGY IT BUSINESS AND MISCELLANEOUS APPLICATIONS

ID Number(s):	17, 20, 21, 23, 24, 32, 33, 52, 58, 127

I.	SCOPE OF SERVICES

Duke Energy shall provide support to Spectra Energy for a variety of miscellaneous applications and systems. Individual services, along with their duration and fees, are listed below.

Service	Duration (Mo.)	End Date	Cost / Month
Employee Portal (20): Continue to support and make available the employee portal (Plumtree environment). Limited Portal support will continue after the Spectra Energy portal is established for Spectra Energy access to HR applications as described in Schedule A-42, HR Portal, Human Resources (HR) Systems.	12	12/31/07	$34,049
Filenet – Electronic Document Management (EDM) (21): Continue to support Filenet EDM system and processes for Spectra Energy. This includes 12 application interfaces from CAPS Online, Real Estate, Corporate Secretary, IT Infrastructure & Support, MSDS, Supply Chain Management, Records/Email management and Spectra Energy West.	6	6/30/07	$37,523
Records Management (127): Continue to make available and support Houston Records Center System and Retention Information Database.	1	1/31/07	$2,913
Weather (23): Provide realtime data to Gas Control. FTP file currently retrieved for meteorological data.	6	6/30/07	$2,698
Fleet System (24): Continue to make available and support the fleet application used to maintain fleet equipment and inventory.	9	9/30/07	$3,386
Laboratory Information Management System (LIMS) (32): Continue to make available and support LIMS for sample analysis.	6	6/30/07	$3,208
Electronics Forms Repository (52): Provide for use of the corporate electronic forms repository infrastructure.	6	6/30/07	$7,495

CONFIDENTIAL

Service	Duration (Mo.)	End Date	Cost / Month
Incident Reporting & Information Reporting and Access Control (33): Continue to support Incident Reporting & Information Management System and Access Control applications.	3	3/31/07	$3,031

SOX Express (58): Continue to support Sox Express for Spectra Energy.	6	6/30/07	NA	(1)

FileNet and Fileshares for Tax (17): Continue support for FileNet and Fileshares needed for Tax.	12	12/31/07	$524

(1)	SOX Express provided at no fee. Effort supports Duke Energy’s 2006 reporting requirements while Spectra Energy was under Duke Energy.

II.	SERVICES TERM

The duration and end date of each service is provided in the above Chart.

III.	FEES

See Chart above for fees.

IV.	ADDITIONAL TERMS AND CONDITIONS

None.

V.	CONTACTS

Service Provider: Attn: Stan Land Phone: 713-627-4515 Mobile: 713-204-7397 Facsimile: 713-627-4655 E-mail: scland@duke-energy.com	Service Recipient: Attn: Steve Craft Phone: (713-627-4310) Mobile: 713-447-4310 Facsimile: 713-627-4066 E-mail: swcraft@spectraenergy.com

CONFIDENTIAL

SCHEDULE A-41

Service Name:	SPECTRA ENERGY EMAIL SERVICES

ID Number(s):	3, 19, 31, 65

I.	SCOPE OF SERVICES

Duke Energy shall provide to Spectra Energy eMail services. Services to be included, their duration, and fees are in the chart below.

Service	Duration (Mo.)	End Date	Cost / Month
URL Redirects and eMail forwarding (3): Forward Spectra Energy email not identified as SPAM that is received under Duke-energy.com to Spectra Energy mail servers and redirect DEGT URL to new Spectra Energy URLs.	6	6/30/07	$5,751
Litigation Archiving (19): Continue to provide email litigation archiving system (utilizing current Corporate legal repository infrastructure). All current services provided by EBS for CA iLumin and Centerra (archiving, data capture, discovery) will be needed.	6	6/30/07	$18,237
SameTime (IBM) – Instant Messaging and On-line Meetings (31): Continue to provide Duke Energy’s Instant Messaging and On-line Meeting solution to Spectra Energy.	3	3/31/07	$5,433
eMail Forwarding (65): Forward Spectra Energy email not identified as SPAM that is received under duke-energy.com to Spectra Energy mail servers. Spectra Energy to provide Duke Energy a list of original (i.e.@duke-energy.com) and new (i.e.@spectraenergy.com) email addresses to forward. Limit of one email address per Spectra Energy resource and 500 unique mailing-group/application email addresses.	6	6/30/07	$5,751

II.	SERVICES TERM

The duration and end date of each service is provided in the above chart.

III.	FEES

See Chart above for fees.

CONFIDENTIAL

IV.	ADDITIONAL TERMS AND CONDITIONS

None.

V.	CONTACTS

Service Provider: Attn: Stan Land Phone: 713-627-4515 Mobile: 713-204-7397 Facsimile: 713-627-4655 E-mail: scland@duke-energy.com	Service Recipient: Attn: Steve Craft Phone: 713-627-4310 Mobile: 713-447-4310 Facsimile: 713-627-4066 E-mail: swcraft@spectraenergy.com

CONFIDENTIAL

SCHEDULE A-42

Service Name:	SPECTRA ENERGY HUMAN RESOURCES (HR) SYSTEMS

ID Number(s):	25, 27, 62, 191

I.	SCOPE OF SERVICES

Duke Energy shall provide Spectra Energy, or support Spectra Energy’s use of third-party services that provide Spectra Energy, the systems and IT-related services needed for the Human Resource function. Services include those provided by Hewitt, Smith Barney, Equity Edge (for historical data only),and Duke Energy. Spectra Energy intends to move to a non-Spectra Energy service solution effective January 1, 2008 and will also need Duke Energy support during this transition.

Service	Duration (Mo.)	End Date	Cost / Month
HR Portal (191): Duke Energy to provide access to the Hewitt HR Services and to support a technical solution that links the new Spectra Energy Employee Portal to the Hewitt HR Services (single signon), HR Briefcase, HR Manager’s Briefcase, functions via Duke Energy Portal. This will be provided via links from the Spectra Energy portal to pages on the Duke Energy Portal. Spectra Energy personnel will link to myHR and Briefcase applications from those pages. Note: Also see Employee Portal (20) under IT Business and Miscellaneous Applications.	12	12/31/07	$26,173
HR Data Mart (25): Support the HR and DS datamart and all reporting using business objects from the Mart.	12	12/31/07	$46,720
Lotus Notes, DON, Career Ops, Bookmark (Duke Energy supported), and third party services (27): Continue support for HR applications that do not fall under Hewitt or other third party provider, i.e., Lotus Notes, DON, Bookmark. Continue to support non-Hewitt HR third party services, e.g., Smith Barney and Equity Edge (for historical data only).	12	12/31/07	$6,322
Organization Chart and Phone Book (62): Support use of the organization chart and phone books for Spectra Energy. Spectra Energy will use a separate Org Chart and Phone Book applications from Duke Energy. These applications will contain only Spectra Energy and DCP Midstream data. There will be no access to the Duke Energy Phone Book and Org Chart applications.	12	12/31/07	$6,074

CONFIDENTIAL

II.	SERVICES TERM

The duration and end date of each service is provided in the above Chart.

III.	FEES

See Chart above for fees.

IV.	ADDITIONAL TERMS AND CONDITIONS

None.

V.	CONTACTS

Service Provider: Attn: Stan Land Phone: 713-627-4515 Mobile: 713-204-7397 Facsimile: 713-627-4655 E-mail: scland@duke-energy.com	Service Recipient: Attn: Steve Craft Phone: 713-627-4310 Mobile: 713-447-4310 Facsimile: 713-627-4066 E-mail: swcraft@spectraenergy.com

CONFIDENTIAL

SCHEDULE A-43

Service Name:	DCP MIDSTREAM EMAIL / LOTUS NOTES APPLICATION SERVICES

ID Number(s):	79, 96, 97, 98, 100, 169, 170, 182

I.	SCOPE OF SERVICES

Duke Energy will provide eMail services to DCP Midstream. Continue to provide eMail services to DCP Midstream. Services under this TSA include Email, URL redirects, email forwarding, litigation archiving and Lotus Notes Applications.

Service	Duration (Mo.)	End Date	Cost / Month
Email (DCP Midstream 97): Continue to provide email server administration, user administration, Spam filtering, blackberry server and firmware management. Duke Energy to continue supporting RightFax functionality in the Duke Energy environment. Requires services be available 24/7.	12	12/31/07	$4,693

Email Forwarding (DCP Midstream 169) Forward all DCP Midstream email not identified as SPAM that is received under Duke-energy.com to DCP Midstream mail servers. DCP Midstream to provide Duke Energy a list of original (i.e. @duke-energy.com) and new (i.e. @DCPMidstream.com) email addresses to forward.	12	12/31/07	$4,693
URL Redirects (DCP Midstream 182) Redirect DEFS URL’s to the new DCP Midstream URLs.	12	12/31/07	$4,693
Litigation Archiving (DCP Midstream 96): Continue to provide email litigation archiving system (utilizing current Corporate legal repository infrastructure). Requires service support for Legal Hold email and applicable held email transferred. Requires all current services being provided by EBS for CA iLumin and Centerra (archiving, data capture, and discovery). Requires Data capture be provided 24/7.	12	12/31/07	$4,693
SameTime (IBM) – Instant Messaging and On-line Meetings (DCP Midstream 98): Continue to use Duke Energy’s Instant Messaging and On-line Meeting solution. Requires 24/7 availability. Requires the internal IM and on-line meetings for DCP Midstream will use the current SameTime solution.	12	12/31/07	$4,693

CONFIDENTIAL

Lotus Notes (DCP Midstream 79): Continue to provide support for the Lotus Notes environment; including all required domains for existing Lotus Notes applications. Maintain support for applications interfaced between Lotus Notes applications and other systems. Continue supporting current domains and provide support for any new domains required during the transition. Requires Tier 1 & 2 support will continue to be provided by Duke Energy. Requires continued support for applications with complex interfaces such as Investor Relations, Group Population, Deal Tickets Price Reporting, CMS, AMS, and Petris OneCall. Requires continued support for all Lotus Notes applications with a valid DEFS user ID, including address book, calendars, DON, Gas Acc, all applications that read the Financial data mart etc. Costs include Lotus Notes Application support ($4,693) and software maintenance ($7,899). Note that the $7,899 monthly charge is an estimate (based on 2006 charges) and will be adjusted and trued up based on the actual annual charge from the vendor (IBM).	12	12/31/07	$12,592
Directory Synchronization between new DCP Midstream and Duke Energy (DCP Midstream 100): Directory synchronization between DCP Midstream and Duke Energy. Includes all DCP Midstream Exchange Organizations and Lotus Notes Domains. (1) DCP Midstream and Duke Energy personnel managing the TSA’s will need to be able to communicate. (2) There are applications in Corp that the DCP Midstream will utilize, requiring directory synchronization for mail routing and access. Requires support be available 24/7. Continue to support email services that support secondary email enabled applications. Areas include separation of accounts, address books, SMTP, and calendars. Maintain inbound email routing to applications for duke-energy.com and DCP Midstream.com and outbound SMTP support under the DCP Midstream.com domain. This includes registering the DCP Midstream.com domain and processing inbound and outbound mail.	12	12/31/07	$4,693
Electronics Forms Repository (DCP Midstream170): Continue to use the corporate electronic forms repository infrastructure. This requires access, routing and approval functions.	12	12/31/07	$4,693

CONFIDENTIAL

II.	SERVICES TERM

The duration and end date of each service is provided in the above Chart.

III.	FEES

See Chart above for fees.

IV.	ADDITIONAL TERMS AND CONDITIONS

Excludes Outlook and related corporate email communications.

V.	CONTACTS

Service Provider: Attn: Stan Land Phone: 713-627-4515 Mobile: 713-204-7397 Facsimile: 713-627-4655 E-mail: scland@duke-energy.com	Service Recipient: Attn: Allan Skov Phone: 303-605-1610 Mobile: 303-808-5447 Facsimile: 303-605-2232 E-mail: [ASkov@DCPMidstream.Com]

CONFIDENTIAL

SCHEDULE A-44

Service Name:	SPECTRA ENERGY IT INFRASTRUCTURE

ID Number(s):	1, 2, 4, 28, 29, 30

I.	SCOPE OF SERVICES

Duke Energy shall provide IT Infrastructure support to Spectra Energy, enabling Spectra Energy’s use of Duke Energy supported IT Systems through the period covered by this Schedule. IT Infrastructure support will include Business/IT Recovery, Asset Center, WIP, Change Management, and Workstation Management. The individual services, their duration and cost follow:

Service	Duration (Mo.)	End Date	Cost / Month
Business/IT Recovery (1): Spectra Energy will require the use of the Duke Energy McQuire office complex as a hot site to meet Spectra Energy’s current business recovery requirements until May 31, 2007.	5	5/31/07	$64,655
DEGT Domain Active (2) Duke Energy will provide Spectra Energy with access to the ‘ Spectra Energy Active Directory domain.	6	6/30/07	—
Dir Sync between new Spectra Energy and Duke Energy (28): Directory synchronization between the new Spectra Energy (US and Canada) and Duke Energy through 2007. Includes all Spectra Energy Exchange Organizations and Lotus Notes Domains. (1) Spectra Energy and Duke Energy personnel managing the TSAs will need to be able to communicate and coordinate migration of services from Duke Energy to Spectra Energy. (2) There are applications in Duke Energy that the Spectra Energy will utilize, requiring directory synchronization for mail routing and access. Corporate (Duke Energy) Directory Services (using Microsoft MIIS) should continue to synch addressing information between Spectra Energy Lotus Notes domains (US and Canada) and corporate Duke Exchange. Enable Spectra Energy resources continued access to specific applications that require workflow and approval routing. Duke Energy will maintain, if needed, any existing synchronization processes required to support the continued access and functionality of the existing applications.	12	12/31/07	$6,389

CONFIDENTIAL

Service	Duration (Mo.)	End Date	Cost / Month
Workstation Management (29) – Maintain (1) BR06A image support and maintenance, (2) USUS patch deployments, (3) DAE support, and (4) all applications, utilities and tools used for workstation management services. All services currently provided by EBS IT operations Enterprise Workstation Management group are in scope, including (1) Administration of the Deploy Work Management System (DWMS), (2) Vendor Performance Support for all products and services offered by EWM and, (3) maintaining work management built into Remedy (Help Desk) application.	9	9/30/07	$22,626
Asset Center Support (30) – Maintain all asset center applications functional support through 6/30/07. Includes application support and services.	6	6/30/07	$27,867
Change Management (4) – Support of change management ICI Notes application for Houston. All services currently provided by EBS to Spectra Energy Houston operations with regards to change control. All services are to remain “As Is” for Union Gas and Pipeline and Field Services which does not use this application.	6	6/30/07	$3,208

II.	SERVICES TERM

The duration and end date of each service is provided in the above Chart.

III.	FEES

See Chart above for fees.

IV.	ADDITIONAL TERMS AND CONDITIONS

None.

CONFIDENTIAL

V.	CONTACTS

Service Provider: Attn: Stan Land Phone: 713-627-4515 Mobile: 713-204-7397 Facsimile: 713-627-4655 E-mail: scland@duke-energy.com	Service Recipient: Attn: Steve Craft Phone: 713-627-4310 Mobile: 713-447-4310 Facsimile: 713-627-4066 E-mail: swcraft@spectraenergy.com

CONFIDENTIAL

SCHEDULE A-45

Service Name:	SPECTRA ENERGY IT SECURITY

ID Number(s):	2, 10, 42, 63

I.	SCOPE OF SERVICES

Duke Energy is to provide Spectra Energy with the services needed to maintain a secured IT operating environment for Spectra Energy during the transition period. These services will protect Spectra Energy’s IT assets from unintended access, maintain the accuracy and integrity of data traveling across and stored on Spectra Energy’s IT assets, and reduce or mitigate the overall cyber security risks to Spectra Energy. The individual services, their duration and cost follow:

Service	Duration (Mo.)	End Date	Cost / Month
Active Directory Support (2): Provide access to the Duke Energy Active Directory domain.	6	6/30/07	$9,594
CIRT (42): Continue CIRT communications and updates between the Spectra Energy CIRT team and Duke Energy via phone calls. Make all portal updated information available for Spectra Energy staff to post on the Spectra Energy portal.	12	12/31/07	$11,684
Vulnerability (Patch) Mgt. Reviews (42): Continue vulnerability patch management updates. Mutual collaboration between Duke Energy and Spectra Energy’s patch management efforts will continue at no fee until Spectra Energy is no longer connected to the Duke Energy network. Both Spectra Energy and Duke Energy will continue to meet all needed patch dates while both company’s networks are connected.	6	6/30/07	$11,653
Firewall Change Request (42): Spectra Energy US will manage the firewalls beginning on 1/1/2007. Significant changes will be discussed and\or coordinated with Duke Energy to ensure the continued network integrity. (Note: Firewalls are a security gateway providing protection to the internal network from other networks, including the Internet. Nokia-Checkpont is the current vendor.)	9	9/30/07	N/A
WIP, Synchronization, and Data Integrity Reports (63): Continue to produce all system integrity reporting processes including (but not limited to): 1) AD Data Integrity, 2) Inactivity Reports, 3) Sweeper Reports, and 4) Review of Expired Emergency Temp IDs Reports, 5) 3rd Party Spreadsheet Renewal Process, 6) 3rd Party IT Access Request	12	12/31/07	$35,526

CONFIDENTIAL

Service	Duration (Mo.)	End Date	Cost / Month
IDS Monitoring (42): Duke Energy will monitor the IDS for Spectra Energy’s network, detecting known signatures of malicious code on company computers and networks. Spectra Energy will be informed of issues that occur in the same manner as today to maintain network integrity. While on Duke Energy’s network, Spectra Energy will share any significant issues reported from IDS/IPS monitoring through the CIRT process.	9	9/30/07	$11,497
Security Forms Processing (42): Spectra Energy will process security related forms passed on from Duke including (but not limited to): 1) 3rd Party Connection Requests, 2)Active Directory Change Requests, 3) Employee Remote Access Request, 4) Firewall / Filter Change Requests, 5) Personal User ID Requests / Firewall Management Server UNIX logonid’s, and 6) Standards Exception Requests.	0	12/31/06	N/A
Manage Canadian Firewalls (10): Duke Energy will continue to manage the Canadian firewalls. Further Duke Energy will continue maintenance and support of Spectra Energy’s Canada backup firewall management server – degtcltfwm01. Once, Canada takes over management of the firewalls, changes will be coordinated through Spectra Energy IT Security Operations. (Note: Firewalls are a security gateway providing protection of the internal network from other networks, including the Internet. Nokia-Checkpont is the current vendor.)	6	6/30/07	$3,625
WEB Content Filtering (42): Spectra Energy will have its own management of content filtering by 12/31/06	0	12/31/06	N/A

II.	SERVICES TERM

The duration and end date of each service is provided in the above Chart.

III.	FEES

See Chart above for fees

CONFIDENTIAL

IV.	ADDITIONAL TERMS AND CONDITIONS

IT 5000 Policies, Standards and Procedures

•

Duke Energy and Spectra Energy will adhere to the IT 5000 Policies, Standards, and Procedures of both parties as a minimum. Current Duke Energy process for documenting, reviewing and approving exceptions will be followed. Duke Energy understands that Spectra Energy will not be installing two-factor authentication in 2007. This exception will be documented.

IT 6000 Policies, Standards, and Procedures

•

IT 6000 policies are out of scope for Spectra Energy’s SCADA Network due to cost and regulatory differences. Current documented exceptions will continue their periodic review, and if not eliminated, reasonable continuance will be granted for the exception mitigation. While Spectra Energy and Duke Energy networks are bridged, Spectra Energy will continue to maintain the current security configuration around the SCADA networks as a minimum. Any exceptions to this will be mitigated using the current exception process with added routing so that both parties stay abreast of issues.

Internal Penetration testing

•

Neither company will request internal penetration testing by the other; however, either party may conduct penetration testing on their own infrastructure to ensure ongoing network integrity as long as such testing is communicated to the other company prior to the beginning of testing. Any significant issues found by either party will be communicated to the other party.

Forensic Investigations

•

Neither company will conduct forensic investigations of the other’s IT assets. This is being done to protect the privacy of the party being investigated. Either company may need access to the other’s assets, depending on the extent of an investigation. Permission for such access will be requested in writing (or e-mail), and will not be unreasonably withheld. Approval from either the HR or Legal department of the other company will be deemed sufficient permission.

Project Security Consulting

•	Spectra Energy will do its own security project consulting as needed. While the networks are bridged, decisions that may affect the integrity of network security will be communicated to both parties.

IT Security Policy and Standards

•

Spectra Energy will maintain its own security policy, standards, and governance, as will Duke Energy. While the networks are bridged, decisions that may affect the integrity of IT security of either party will be communicated to both parties.

CONFIDENTIAL

V.	CONTACTS

Service Provider: Attn: Stan Land Phone: 713-627-4515 Mobile: 713-204-7397 Facsimile: 713-627-4655 E-mail: scland@duke-energy.com	Service Recipient: Attn: Steve Craft Phone: (713-627-4310) Mobile: 713-447-4310 Facsimile: 713-627-4066 E-mail: swcraft@spectraenergy.com

CONFIDENTIAL

SCHEDULE A-46

Service Name:	SPECTRA ENERGY IT TELECOMMUNICATIONS/ NETWORK

ID Number(s):	7, 8, 9, 11, 12, 13, 14, 197, 198

I.	SCOPE OF SERVICES

Duke Energy will provide Spectra Energy with telecommunications and network services. The individual services, their duration and cost follow:

Service	Duration (Mo.)	End Date	Cost / Month
Cellular Phone Billing and Management (7): Provide Spectra Energy with cellular phone reporting to employees and employee’s manager. Application: Corp – Misc – Comm – 1 – Cellular Usage.	6	6/30/07	$3,208
WAN Operations for Spectra Energy circuits routed through Charlotte (8): Maintain current Houston and Canada WAN circuits routed through Duke Energy Charlotte. Maintain vendor circuits from demarc to Duke Energy Routers, CSUs, respond to trouble tickets as dispatched on circuits and equipment. Maintain routing tables as required. All WAN circuit costs to be direct-billed to Spectra Energy.	12	12/31/07	$0.00
SCADA Telemetry backup routing (9): Maintain Verizon backup telemetry circuit in Charlotte. Circuit is routed back to Houston on Duke Energy WAN.	3	3/31/07	$0.00
Virtual Private Network (VPN) Service (11): Manage current VPN service in Charlotte. Manage and maintain the Nortel VPN gateways in Houston, Chatham, and Calgary. Support Nortel VPN desktop clients. Access to VPN by Spectra Energy personnel and Spectra Energy approved third parties.	6	6/30/07	$2,015
Voice Dialing Plan (12): Continue routing of voice traffic within Duke Energy Charlotte network. Maintain circuits, tie lines, PBX interface and traffic routing, and respond to trouble tickets as dispatched on circuits and equipment.	6	6/30/07	$0.00
Telecom Information System (TIS) (13): Continue to provide availability and support for the Telecom Information System and the Spectra Energy telephone directory. Provide Spectra Energy access to TIS to provide employee MAC moves, adds, changes) data to upload into Spectra Energy telephone directory.	3	3/31/07	$3,031

CONFIDENTIAL

Service	Duration (Mo.)	End Date	Cost / Month
Internet Service Access (14): Continue to provide Spectra Energy with access to the Internet.	6	6/30/07	$0.00
Voice-Conferencing (197): Provide and manage the voice conferencing service in Charlotte for Spectra Energy US based operations.	1	1/31/07	$5,320
Voice-Conferencing (198): Provide and manage the voice conferencing service in Charlotte for Spectra Energy US based operations.	1	1/31/07	$5,320

II.	SERVICES TERM

The duration and end date of each service is provided in the above Chart.

III.	FEES

See Chart above for fees.

IV.	ADDITIONAL TERMS AND CONDITIONS

None.

V.	CONTACTS

Service Provider:		Service Recipient:

Attn:	Stan Land Phone: 713-627-4515 Mobile: 713-204-7397 Facsimile: 713-627-4655 E-mail: scland@duke-energy.com	Attn:	Steve Craft Phone: 713-627-4310 Mobile: 713-447-4310 Facsimile: 713-627-4066 E-mail: swcraft@spectraenergy.com

CONFIDENTIAL

B

SCHEDULE B

SERVICES TO BE PROVIDED TO DUKE ENERGY BY SPECTRA ENERGY

Capitalized terms used in this Schedule and not otherwise defined in the Schedule shall have the respective meanings ascribed thereto in the body of the Transition Services Agreement to which this Schedule is attached (the “Agreement”).

All dollars expressed are U.S. Dollars, unless otherwise explicitly noted.

Spectra Energy will bill Duke Energy periodically as set forth in the Agreement.

CONFIDENTIAL

B

SCHEDULE B-1

Service Name:	DUKE ENERGY - HR GENERAL CONSULTING

ID Number(s):	159

I.	SCOPE OF SERVICES

Spectra Energy shall provide to Duke Energy consulting services, outside of that referenced in specific HR Service Agreements, with Subject Matter Experts from Duke, Human Resources, on an on-going basis through 2007. Consulting may be in the form of telephone and email exchange or meetings as required.

Expertise may be sought from the following functions:

•	Staffing & Recruiting;

•	Training & Development;

•	General & Executive Compensation;

•	US Benefits;

•	Compliance;

•	Vendor Management Office;

•	Employee Relations;

•	Medical Management;

•	Labor Relations; and

•	Business Support and General Services.

II.	SERVICES TERM

January 1, 2007 to December 31, 2007

III.	FEES

Spectra Energy personnel relating to:

Staffing & Recruiting - $79/hour + out of pocket expenses

Training & Development - $86/hour + out of pocket expenses

General & Executive Compensation - $112/hour + out of pocket expenses

US Benefits - $80/hour + out of pocket expenses

Compliance - $93/hour + out of pocket expenses

CONFIDENTIAL

B

Vendor Management Office Support - $84/hour + out of pocket expenses

Vendor Management Office Transformation - $127/hour + out of pocket expenses

Employee Relations - $78/hour + out of pocket expenses

Medical Management - $122/hour + out of pocket expenses

Labor Relations - $113/hour + out of pocket expenses

Business Support and General Services - $111/hour + out of pocket expenses

IV.	ADDITIONAL TERMS AND CONDITIONS

None.

V.	CONTACTS

Service Provider:		Service Recipient:

Attn:	Jim Haynes VP, HR Spectra Energy US Phone: 713-627-5166 Mobile: 713-501-5641 Facsimile: 713-989-3181 E-mail: jdhaynes@duke- energy.com	Attn:	Colon McLean – VP, HR Business Support Phone: 704-382-3442 Mobile 704-651-6317 Facsimile: 704-382-1982 E-mail: csmclean@duke-energy.com:

CONFIDENTIAL

B

SCHEDULE B-2

Service Name:	SPECTRA ENERGY AUDIT SERVICES RESOURCE SHARING

ID Number(s):	207

I.	SCOPE OF SERVICES

Spectra Energy will provide audit services to Duke Energy as requested. In addition, where Spectra Energy Audit Services performs audits of functions that provide transition services to Duke Energy, Spectra Energy Audit Services will provide audit documentation to Duke Energy Audit Services for their reliance. The intended services include performing the audits of common processes, providing documentation of audit results, and providing audit reports of significant findings.

II.	SERVICES TERM

January 1, 2007 – December 31, 2007

III.	FEES

All Spectra Energy personnel: $113/hour plus out of pocket expenses

Maximum of 5,000 hours of time from Spectra Energy Audit Services.

IV.	ADDITIONAL TERMS AND CONDITIONS

To the extent resources needed to provide requested audit services are unavailable due to utilization on other Spectra Energy projects, Spectra Energy shall provide the requested audit services only if it does not interfere with other work.

Where Duke Energy and Spectra Energy elect to jointly perform audit services, Spectra Energy may provide personnel and resources in proportion to its relative portion of the audit. In those situations, no fee will be needed.

CONFIDENTIAL

B

V.	CONTACTS

Service Provider:		Service Recipient:

Attn:	Dorothy Ables VP, Audit, Ethics and Compliance Phone: 713-627-4400 Mobile: : 713-204-1230 Facsimile: : 713-989-3257 E-mail: : dmables@duke-energy.com	Attn:	Jeff Browning VP, Audit Services Phone: 704-382-6353 Mobile: : 704-609-6129 Facsimile: : 704-382-3795 E-mail: : jgbrowning@duke-energy.com

CONFIDENTIAL

B

SCHEDULE B-3

Service Name:	DUKE ENERGY SERVICES FOR PROPERTY TAX

ID Number(s):	128

I.	SCOPE OF SERVICES

Spectra Energy will prepare the 2006 property tax payments for Duke Energy Shared Services, Inc. (with respect to the business of Duke Energy Carolinas, LLC), Duke Energy Washington, Duke Energy Hanging Rock, Duke Energy Vermillion, Duke Energy Lee, and Duke Energy Fayette through March 31, 2007.

II.	SERVICES TERM

January 1, 2007 - March 31, 2007

III.	FEES

$3,890/month, plus out of pocket expenses

IV.	ADDITIONAL TERMS AND CONDITIONS

None.

V.	CONTACTS

Service Provider:		Service Recipient:

Attn:	Steve Sobell Phone: 704-382-0999 Mobile: 704-258-5827 Facsimile: 704-382-8261 E-mail: smsobell@duke- energy.com	Attn:	Keith Butler Phone: 704-382-8681 Mobile: 704-905-3115 Facsimile: 980-373-5694 E-mail: kgbutler@duke-energy.com

CONFIDENTIAL

B

SCHEDULE B-4

Service Name:	DUKE ENERGY SERVICES FOR PROPERTY TAX

ID Number(s):	193

I.	SCOPE OF SERVICES

Consultation on preparation of 2007 property tax returns: Duke Energy Shared Services, Inc. (with respect to the business of Duke Energy Carolinas, LLC in NC, SC, and GA); Duke Communications (NC); and DENA Midwest plants transferred to CG&E.

II.	SERVICES TERM

January 1, 2007 - December 31, 2007

III.	FEES

All Spectra Energy personnel: $125 /hour plus out of pocket expenses

IV.	ADDITIONAL TERMS AND CONDITIONS

None.

V.	CONTACTS

Service Provider:		Service Recipient:

Attn:	Steve Sobell Phone: 704-382-0999 Mobile: 704-258-5827 Facsimile: 704-382-8261 E-mail: smsobell@duke-energy.com	Attn:	Keith Butler Phone: 704-382-8681 Mobile: 704-905-3116 Facsimile: 980-373-5694 E-mail: kgbutler@duke-energy.com

CONFIDENTIAL

B

SCHEDULE B-5

Service Name:	DUKE ENERGY SERVICES FOR DENA FACILITIES

ID Number(s):	194

I.	SCOPE OF SERVICES

Consultation on DENA facilities regarding litigation or pending appeals: Morro Bay, New Albany, and Enterprise. Services include, for example, employee time in connection with subpoenas or negotiating final assessments with taxing jurisdictions.

II.	SERVICES TERM

January 1, 2007 - December 31, 2007

III.	FEES

All Spectra Energy personnel: $145/hour plus out of pocket expenses

IV.	ADDITIONAL TERMS AND CONDITIONS

None.

V.	CONTACTS

Service Provider:		Service Recipient:

Attn:	Steve Sobell Phone: 704-382-0999 Mobile: 704-258-5827 Facsimile: 704-382-8261 E-mail: smsobell@duke-nergy.com	Attn:	Keith Butler Phone: 704-382-8681 Mobile: 704-905-3116 Facsimile: 980-373-5694 E-mail: kgbutler@duke-energy.com

CONFIDENTIAL

B

SCHEDULE B-6

Service Name:	DUKE ENERGY SERVICES FOR SALES & USE TAX AUDIT SUPPORT

ID Number(s):	140

I.	SCOPE OF SERVICES

Spectra Energy will provide Duke Energy access to professionals familiar with sales & use tax in the event of a sales & use tax audit.

II.	SERVICES TERM

January 1, 2007 - December 31, 2007

III.	FEES

All Spectra Energy personnel: $115/hour plus out of pocket expenses

IV.	ADDITIONAL TERMS AND CONDITIONS

None.

V.	CONTACTS

Service Provider:		Service Recipient:

Attn:	Steve Sobell Phone: 704-382-0999 Mobile: 704-258-5827 Facsimile: 704-382-8261 E-mail: smsobell@duke-energy.com	Attn:	Keith Butler Phone: 704-382-8681 Mobile: 704-905-3116 Facsimile: 980-373-5694 E-mail: kgbutler@duke-energy.com

CONFIDENTIAL

B

SCHEDULE B-7

Service Name:	DUKE ENERGY SERVICES FOR STATE INCOME TAX AUDIT SUPPORT

ID Number(s):	129

I.	SCOPE OF SERVICES

Spectra Energy will provide Duke Energy access to professionals familiar with state income tax in the event of a state tax audit.

II.	SERVICES TERM

January 1, 2007 - December 31, 2007

III.	FEES

All Spectra Energy personnel: $110/hour plus out of pocket expenses

IV.	ADDITIONAL TERMS AND CONDITIONS

None.

V.	CONTACTS

Service Provider:		Service Recipient:

Attn:	Steve Sobell Phone: 704-382-0999 Mobile: 704-258-5827 Facsimile: 704-382-8261 E-mail: smsobell@duke-energy.com	Attn:	Keith Butler Phone: 704-382-8681 Mobile: 704-905-3116 Facsimile: 980-373-5694 E-mail: kgbutler@duke-energy.com

CONFIDENTIAL

B

SCHEDULE B-8

Service Name:	DUKE ENERGY SERVICES FOR STATE TAX

ID Number(s):	139

I.	SCOPE OF SERVICES

Spectra Energy will provide to Duke Energy state income tax compliance and consultation services and assistance with the preparation of PowerCo, unitary, consolidated state income tax returns.

II.	SERVICES TERM

January 1, 2007 - December 31, 2007

III.	FEES

$400 per state tax return plus out of pocket expenses

IV.	ADDITIONAL TERMS AND CONDITIONS

None.

V.	CONTACTS

Service Provider:		Service Recipient:

Attn:	Steve Sobell Phone: 704-382-0999 Mobile: 704-258-5827 Facsimile: 704-382-8261 E-mail: smsobell@duke-energy.com	Attn:	Keith Butler Phone: 704-382-8681 Mobile: 704-905-3116 Facsimile: 980-373-5694 E-mail: kgbutler@duke-energy.com

CONFIDENTIAL

B

SCHEDULE B-9

Service Name:	DUKE ENERGY SERVICES FOR STATE TAX

ID Number(s):	195

I.	SCOPE OF SERVICES

Spectra Energy will provide to Duke Energy assistance with state estimated tax payments; calculation of and preparation of estimated tax payments for Duke Energy entities for 2007.

II.	SERVICES TERM

January 1, 2007 - December 31, 2007

III.	FEES

$50 / jurisdictional filing plus out of pocket expenses

IV.	ADDITIONAL TERMS AND CONDITIONS

None.

V.	CONTACTS

Service Provider:		Service Recipient:

Attn:	Steve Sobell Phone: 704-382-0999 Mobile: 704-258-5827 Facsimile: 704-382-8261 E-mail: smsobell@duke-energy.com	Attn:	Keith Butler Phone: 704-382-8681 Mobile: 704-905-3116 Facsimile: 980-373-5694 E-mail: kgbutler@duke-energy.com

CONFIDENTIAL

B

SCHEDULE B-10

Service Name:	DUKE ENERGY SERVICES FOR STATE TAX

ID Number(s):	196

I.	SCOPE OF SERVICES

Spectra Energy will provide to Duke Energy consultation services regarding the use of systems to calculate state effective tax rates for accrual purposes.

II.	SERVICES TERM

January 1, 2007 - December 31, 2007

III.	FEES

All Spectra Energy personnel: $100/hour plus out of pocket expenses

IV.	ADDITIONAL TERMS AND CONDITIONS

None.

V.	CONTACTS

Service Provider:		Service Recipient:

Attn:	Steve Sobell Phone: 704-382-0999 Mobile: 704-258-5827 Facsimile: 704-382-8261 E-mail: smsobell@duke-energy.com	Attn:	Keith Butler Phone: 704-382-8681 Mobile: 704-905-3116 Facsimile: 980-373-5694 E-mail: kgbutler@duke-energy.com

CONFIDENTIAL

B

SCHEDULE B-11

Service Name:	DUKE ENERGY – PEOPLESOFT IT SUPPORT

ID Number(s):	181

I.	SCOPE OF SERVICES

Spectra Energy will provide Duke Energy with PeopleSoft IT Support. Level of service and fees are provided in the chart below and are based on 0.5 FTE. Support provided above the 0.5 FTE level will be charged at the rate of $78 per hour. Written agreement and approval between the Service Provider and Service Recipient is required before base service support for 0.5 FTE is exceeded.

Service	Duration (Mo.)	End Date	Cost / Month

PeopleSoft IT Support (R-181): Spectra Energy will provide services related to the systems and IT-related services to Duke Energy needed for applications being used in the U.S. Based portion of Duke Energy. These services shall include the following:

1.      Support and administration of the Informatica 7.1/FI-Hub which is inclusive of the ETL tool used to create the new Financial data mart on Oracle

2.      Support and administration of the VSI-Fax/Merkur Infrastructure which is the Billing and Invoice interface to the PeopleSoft Financials System

3.      Support for the Smart Dialer Infrastructure which is an application used primarily by the Investor Relations group

4.      Support for the PeopleSoft Infrastructure for Financials, HRMS, and Expense systems.

5.      Ongoing ‘On-call’ support for all Financials and Supply Chain related applications noted below:

Financials:

a)      PeopleSoft 8.0

b)      Smart Dialer

c)      Sox Express/Open Pages

d)      CorpTax ETS

e)      Hyperion Enterprise/HFM

f)      Informatica/FI-Hub

Supply Chain:

a)      PeopleSoft 8.0 (Epro, Inventory, Purchasing, Expenses)

b)      Merkur/VSI Fax

c)      Vertex

d)      CAPS Online

	12	12/31/07	$5,400

NOTE: Fee based on use of Spectra Energy personnel. If contract resources are used, the actual resource cost will apply.

CONFIDENTIAL

B

II.	SERVICES TERM

January 1, 2007 – December 31, 2007

III.	FEES

Fees for the level of service are included in the Chart above.

IV.	ADDITIONAL TERMS AND CONDITIONS

•	Spectra Energy will provide Duke Energy with a statement of services provided beyond the base fee for 0.5 FTE at time of monthly billing.

V.	CONTACTS

Service Provider:		Service Recipient:

Attn:	Steve Craft Phone: 713-627-4310 Mobile: 713-447-4310 Facsimile: 713-627-4066 E-mail: swcraft@spectraenergy.com	Attn:	Stan Land Phone: 713-627-4515 Mobile: 713-204-7397 Facsimile: 713-627-4655 E-mail: scland@duke-energy.com

CONFIDENTIAL

B

SCHEDULE B-12

Service Name:	DUKE ENERGY REAL ESTATE SERVICES

ID Number(s):	5

I.	SCOPE OF SERVICES

Duke Energy leased space in 5400 Westheimer office. Rent for 69,851 RSF (Level 7 & portion of building common) to be paid by Duke Energy to Spectra Energy for specified term. Rent payment will include normal building services as described in this Schedule or the underlying lease.

A sublease agreement shall be entered into incorporating the terms outlined in this Schedule.

The rent shall include the following:

McKinney Street

•	Facilities O&M cost (Base building operation / maintenance and Data Center equipment maintenance )

•	Data center (10,000 RSF) annual electrical cost.

•	Temporary file / equipment storage

•	Covered and card access controlled parking

•	On site security officer (normal business hours)

•	Card access controlled space

•	Telcom / desktop support (reverse TSA per S.Pittman)

II.	SERVICES TERM

January 1, 2007 through December 31, 2007, subject to either party’s right to terminate the lease early with at least 90 days prior written notice to the other party, provided that a notice for termination cannot occur prior to April 1, 2007.

III.	FEES

Monthly rent cost = $ 161,472

IV.	ADDITIONAL TERMS AND CONDITIONS

Duke Energy to be subject to terms and conditions noted in the underlying lease agreement between Spectra Energy and its landlord.

CONFIDENTIAL

B

V.	CONTACTS

Service Provider:		Service Recipient:

Attn:	Paul Davis Phone: 713-627-5047 Mobile: 713-703-6932 Facsimile: 713-386-4043 E-mail: dpdavis@duke-energy.com	Attn:	Cindy Young Phone: 704-382-0010 Mobile: 704-989-8756 Facsimile: 980-373-9770 E-mail: cmyoung@duke-energy.com

CONFIDENTIAL

B

SCHEDULE B-13

Service Name:	DUKE ENERGY – TELECOM, WORKSTATION, SERVER SERVICES

ID Number(s):	55, 56, 57, 60, 192, 201

I.	SCOPE OF SERVICES

Spectra Energy will provide to Duke Energy the following services for the duration and cost indicated:

Service	Duration (Mo.)	End Date	Cost / Month
Voice and data network connectivity for Duke Energy employees residing at Westheimer. Services include phone support, voice mail support and network connectivity. (R-55)	12	12/31/07	$6,500
Deskside support including workstation deployment and maintenance, and problem resolution based on Remedy tickets submitted. (R-56)	12	12/31/07	$11,380
Continued server and Lotus Notes environment support of PEC NAB (names & address book). (R-57)	12	12/31/07	$420
Server and database support for Notrix software (server TEHOUT01). ). (R-60)	12	12/31/07	$420
Server Support (R-201): Provide server support for Duke Application and data base servicers, including hardware and environmental support.	6	6/30/07	$10,000

NOTE: Rates based on use of Spectra Energy personnel. If contract resources are used, the actual resource cost will apply.

II.	SERVICES TERM

January 1, 2007 – December 31, 2007

III.	FEES

Fees for the level of service are included in the Chart above.

IV.	ADDITIONAL TERMS AND CONDITIONS

Spectra Energy will provide Duke Energy with a statement of services provided, along with associated fees, at time of monthly billing.

CONFIDENTIAL

B

V.	CONTACTS

Service Provider:		Service Recipient:

Attn:	Steve Craft Phone: 713-627-4310 Mobile: 713-447-4310 Facsimile: 713-627-4066 E-mail: swcraft@spectraenergy.com	Attn:	Stan Land Phone: 713-627-4515 Mobile: 713-204-7397 Facsimile: 713-627-4655 E-mail: scland@duke-energy.com

CONFIDENTIAL

B

SCHEDULE B-14

Service Name:	DUKE ENERGY LOGISTICS / FREIGHT TRANSPORTATION PROGRAM

ID Number(s):	48

I.	SCOPE OF SERVICES

Spectra Energy will administer a transportation and logistics program in a timely and professional manner on behalf of Duke Energy to include services as follows:

•	Arrange dedicated truck service on behalf of Duke Energy through the use of third party service companies.

•	Coordinate plant outage transportation by planning equipment on-site schedule with outage coordinators, making all arrangements and follow-up through delivery of goods.

•	Negotiate and manage transportation related contracts including contracts with third party logistics (3PL) service companies.

•	Maintain and continuously update the online routing guide and shipping matrix.

•	Manage document retention program through the use of the Traffic Management database.

•	Manage the accounting process for freight bill audit and payment services through third party service provider including the processing of two weekly invoices for Duke Energy.

•	Work with Duke Energy planning and design teams as consultant with regards to cargo transportation on major turn-key projects.

•	Assist Duke Energy suppliers with routing of “Freight Collect” cargo and resolution of invoice discrepancies due to non-compliance with purchase order instructions.

II.	SERVICES TERM

January 1, 2007 – December 31, 2007

III.	FEES

Monthly fee covering the defined scope of services = $21,250.

Monthly fee is based on the 2007 budgeted costs and current permanent and temporary staffing levels. Any additional contractor staffing to support Duke Energy will be incremental to the monthly fee and will be billed directly to Duke Energy. Any services provided beyond the defined of scope of services will be mutually agreed upon and approved by Duke Energy in advance. The monthly fee excludes certain “pass-through” costs which are detailed in the Additional Terms and Conditions section.

CONFIDENTIAL

B

IV.	ADDITIONAL TERMS AND CONDITIONS

Duke Energy will be responsible for all freight charges including 3PL service charges arranged by Spectra Energy Logistics and as charged by suppliers. Payment will be due directly to the service provider upon receipt by electronic funds transfer.

At the conclusion of TSA, all documents related to Duke Energy shipments will be sent freight collect to Duke Energy to be retained by Duke Energy for a minimum of seven years from date of shipment.

In order for Spectra Energy Logistics to provide these services, it is agreed that, subject to establishment of security and confidentiality restrictions determined by Duke Energy, Duke Energy will provide access to all purchasing systems (read only) and corporate accounts payable system (CAPS) to the extent reasonably required for Spectra Energy to provide such services.

V.	CONTACTS

Service Provider:		Service Recipient:

Attn:	Roni Cappadonna Phone: 713-627-4778 Mobile: 713-417-3961 Facsimile: 713-386-4157 E-mail: vacappadonna@spectraenergy.com	Attn:	James Chuber Phone: 704-382-5282 Mobile:704-957-4774 Facsimile: 704-382-3285 E-mail: jwchuber@duke-energy.com